                                                                   Exhibit 10.11

SpeechWorks International, Inc. has omitted from this Exhibit 10.11 portions of the Agreement for which SpeechWorks International, Inc. has requested confidential treatment from the Securities and Exchange Commission. The portions of the Agreement for which confidential treatment has been requested have been filed separately with the Securities and Exchange Commission.

AT&T AND SPEECHWORKS PROPRIETARY


                       DEVELOPMENT AND LICENSE AGREEMENT

                                    BETWEEN

                                   AT&T CORP.

                                      AND

                        SPEECHWORKS INTERNATIONAL, INC.


                                  JUNE 5, 2000

                       DEVELOPMENT AND LICENSE AGREEMENT

          THIS DEVELOPMENT AND LICENSE AGREEMENT (the "AGREEMENT") is made effective as of June 5, 2000, (the "EFFECTIVE DATE") by and between AT&T Corp., a New York corporation with offices at 32 Avenue of the Americas, New York, New York 10013-2412, USA ("AT&T"), and SpeechWorks International, Inc., a Delaware corporation with offices at 695 Atlantic Avenue, Boston, Massachusetts 02111, USA ("SPEECHWORKS").

          AT&T has developed certain speech processing application programmer's interface software tools.

          SpeechWorks desires to license certain AT&T speech technology, to develop speech recognition software incorporating such speech technology and to make this software available for license by AT&T and others, as more fully described in this Agreement.

          This Agreement consists of this signature sheet, the Terms and Conditions ("TERMS AND CONDITIONS") attached to this signature sheet, any addenda attached to this Agreement as provided in the Terms and Conditions, and the following Exhibits attached hereto.

          Exhibit A   AT&T Speech Software

          Exhibit B   SpeechWorks Speech Software

          Exhibit C   Statement of Work

          Exhibit D   AT&T Branding Guidelines

          Exhibit E   Equity Consideration

          Exhibit F1  Specified AT&T Competitors

          Exhibit F2  Specified SpeechWorks Competitors

          Exhibit G   Marketing Plan

          Exhibit H   Support and License Fees

                                       1.

          Exhibit I   Minimum End User License Terms

          Exhibit J   Form of Source Code Escrow Agreement

          Exhibit K   Form of Joint Press Release

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized officers or representatives as of the date first written above.

AT&T CORP.                             SPEECHWORKS INTERNATIONAL, INC.
By:    /s/ David C. Nagel              By:    /s/ Stuart R. Patterson
    ---------------------------------      ------------------------------------
Name:  David C. Nagel                  Name:  Stuart R. Patterson
     --------------------------------        ----------------------------------
Title: Chief Technology Officer        Title: Chief Executive Officer
       ------------------------------         ---------------------------------

                    THIS DOCUMENT DOES NOT BIND OR OBLIGATE

                 EITHER PARTY IN ANY MANNER UNLESS EXECUTED BY

                   AUTHORIZED REPRESENTATIVES OF BOTH PARTIES

                                       2.

                              TERMS AND CONDITIONS
1.  DEFINITIONS

          Capitalized terms in this Agreement, including those in the Exhibits, have the meanings set forth below or defined elsewhere in this Agreement. All references to Sections and Exhibits in this Agreement are to Sections of and Exhibits attached to this Agreement.

          "AFFILIATE" means a corporation or other entity that controls, is controlled by, or is under common control with another corporation or entity, but only while that control relationship exists; "control" means the direct or indirect ownership or control of 50% or more of the stock or other equity interest entitled to vote for the election of directors or equivalent governing
body.  AT&T Affiliates shall also include [     ], [     ] and [     ] and
exclude [     ] even if such entity would otherwise qualify as an AT&T Affiliate under this definition.

          "ALPHA VERSION" means a pre-release version of an anticipated commercial Software product that is released for internal, but not external, testing.
          "APPLICATION" means Software designed to perform a specific function directly for the user or, in some cases, for another application program.

          "AT&T BRANDED SERVICES" means any service provided to end users, whether individuals, businesses or other persons, entities or organizations, under a brand name owned by AT&T or any of its Affiliates for which AT&T or any of its Affiliates is responsible for billing end users.

          "AT&T BUSINESS UNIT" means an operating unit of AT&T or of an AT&T Affiliate.

          "AT&T IPR" means any IPR owned by AT&T or under which AT&T has the right to grant licenses to SpeechWorks of the scope granted in this Agreement without the consent of any third party (i) without payment of royalties or other license fees to a third party

                                       1.

during the term of this Agreement, or (ii) with payment of royalties or other license fees to a third party during the term of this Agreement, provided that SpeechWorks agrees to reimburse AT&T for such royalties or other license fees attributable to the licensing of such AT&T IPR to SpeechWorks.

          "AT&T LABS" means the current AT&T Labs business unit within AT&T and the successors of such business unit.

          "AT&T LABS TRADEMARK" shall mean the AT&T Labs trademark designated in EXHIBIT D.

          "AT&T SPEECH SOFTWARE" means the speech processing application programmer's interface software tools owned by AT&T as of the Effective Date specified in EXHIBIT A.

          "AT&T SPEECH TECHNOLOGY" means (a) AT&T Speech Software, (b) the AT&T TTS Software, (c) any other AT&T IPR existing as of the Effective Date relating to the perception and processing by a machine of human speech that enables automatic speech recognition (ASR) (including large vocabulary recognition), natural language understanding (NLU), dialog management (DM), speaker verification (SV), and speaker identification (SI), including but not limited to any such AT&T IPR that is embodied or necessarily infringed by implementation of the AT&T Speech Software or the AT&T TTS Software, (d) improvements or enhancements to any of the foregoing, if any, (collectively "ENHANCEMENTS") that AT&T decides in its sole discretion to provide to SpeechWorks under Section 2.4, and (e) bug fixes and error corrections in any of the foregoing Software developed by AT&T during the term of this Agreement, excluding in all cases Training Data that are not incorporated into the AT&T Speech Software. If third party IPR is licensed to AT&T Labs as of the Effective Date relating to

                                       2.

perception of and processing by a machine of human speech that enables automatic speech recognition (ASR) (including large vocabulary recognition), natural language understanding (NLU), dialog management (DM), speaker verification (SV), and speaker identification (SI) and if under the terms of such license AT&T may, with the consent of such third party licensor, grant licenses to third parties of the scope granted in this Agreement, then if so requested by SpeechWorks, AT&T will either request such consent or allow SpeechWorks to request such consent. If such consent of the third party licensor is obtained, such third party IPR shall be included within the definition of "AT&T Speech Technology" for purposes of this Agreement, provided that SpeechWorks agrees to reimburse AT&T for any incremental royalties or other incremental license fees (or any pro rata portions of any fixed royalties or fixed license fees) attributable to the licensing of such third party IPR to SpeechWorks.

          "AT&T TTS SOFTWARE" means the source code and object code versions of the application programmer's interface software tools known as AT&T TTS Version
1.4 related to the conversion of text to speech.

          "AT&T TRADEMARKS" is defined in Section 5.1.

          "BETA VERSION" means a pre-release version of an anticipated commercial Software product that is released externally to third parties for testing and evaluation.

          "CONFIDENTIAL INFORMATION" is defined in Section 13.1.

          "DESIRED FUNCTIONALITY" is defined in Section 2.1.

          "DISCLOSER" is defined in Section 13.2.

          "ENHANCEMENTS" is defined in the definition of AT&T Speech Technology.

          "FAIR MARKET VALUE" is defined in Section 10.2.

                                       3.

          "INDEPENDENTLY DEVELOPED IRP" means, for each party, all IPR (a) owned by that party as of the Effective Date or (b) developed by or for that party after the Effective Date.

          "INITIAL TERM" is defined in Section 16.1.

          "IPR" means all intellectual property rights protectable by law anywhere throughout the world other than trademark rights, but including: all copyrights (including any right to reproduce, distribute copies of, display or perform, or prepare derivative works based on a copyrighted work), copyright registrations and associated applications; Patents; mask work rights; trade secrets; moral rights; author's rights; other rights in inventions, Software, know-how, specifications, algorithms and databases; and all other intellectual property rights as may exist now or hereafter come into existence, and all renewals and extensions thereof and applications therefor, regardless of whether any of such rights arise under the laws of the United States or of any other state, country, or jurisdiction.

          "MARKS" are defined in Section 17.8.

          "PATENTS" means all patentable inventions and all patent rights therefor, which include the right to apply for patent protection and all associated patent applications, including the right to claim priority under applicable international conventions, in any country in the world.

          "RECIPIENT" is defined in Section 13.2.

          "RENEWAL PERIOD" is defined in Section 16.1.

          "SOFTWARE" means any source or object code instructions for controlling the operation of a central processing unit or computer, together with associated supporting documentation, if any, describing such code, its installation or operation.

          "SPECIFIED AT&T COMPETITOR(S)" means any entity listed in EXHIBIT F1 and any successor thereto.

                                       4.

          "SPECIFIED SPEECHWORKS COMPETITOR(S)" means any entity listed in EXHIBIT F2 and any successor thereto.

          "SPEECHWORKS INTEGRATED SPEECH PRODUCT" means Software developed by or for SpeechWorks during the term of this Agreement that incorporates any AT&T Speech Technology and any documentation for the foregoing. SpeechWorks Integrated Speech Product may include third party software licensed by SpeechWorks and incorporated by or for SpeechWorks into such SpeechWorks Integrated Speech Product.

          "SPEECHWORKS IPR" means any IPR owned by SpeechWorks or generally licensable by SpeechWorks to third parties.

          "SPEECHWORKS SPEECH SOFTWARE" means all Software owned by SpeechWorks as of the Effective Date, and all Software developed by or for SpeechWorks during the term of this Agreement, related to enabling the perception by a machine of human speech, the conversion of speech to text or text to speech, and the establishment of the meaning of speech so as to enable the machine to respond to the intentions of the speaker including any of the Software described in EXHIBIT B, and any enhancements or improvements thereto developed by or for SpeechWorks during the term of this Agreement, including without limitation the SpeechWorks Integrated Speech Product. SpeechWorks Speech Software includes any SpeechWorks IPR embodied or necessarily infringed by any implementation of any of the foregoing Software. SpeechWorks Speech Software excludes any custom software developed by or for SpeechWorks under contract for a specific SpeechWorks customer and licensed to such customer; provided that SpeechWorks shall use commercially reasonable efforts, taking into consideration the type and volume of application, to incorporate the most advanced versions of its Software into the SpeechWorks Speech Software licensed to AT&T and its Affiliates pursuant to this Agreement.

                                       5.

          "STATEMENT OF WORK" is defined in Section 2.1.

          "SUPPORT SERVICES" is defined in Section 7.1.

          "TERRITORY" means any country in the world to which the AT&T Speech Technology can be lawfully exported.

          "TRAINING DATA" means the audio input to Software resulting from end users whether in a pilot, trial or production use of the Software.

          "TRIGGER EVENT" is defined in Section 10.2.

2.   DEVELOPMENT OF SPEECHWORKS INTEGRATED SPEECH PRODUCT

     2.1 INITIAL STATEMENT OF WORK. AT&T and SpeechWorks have agreed on an initial Statement of Work attached hereto in EXHIBIT C (the "STATEMENT OF
WORK").  Within [     ] of delivery by AT&T to SpeechWorks of the AT&T Speech
Software as it exists as of the Effective Date, SpeechWorks shall allocate at
least [     ] developers who will dedicate at least [     ] percent ([     ]%)
of their time to beginning the process of producing a SpeechWorks Integrated Speech Product with the initial desired functionality specified in the Statement
of Work (the "DESIRED FUNCTIONALITY").  If within [     ] ([     ]) [     ] of
the Effective Date SpeechWorks and an AT&T Business Unit or a customer of an AT&T Business Unit agree on an order for a SpeechWorks Integrated Speech Product incorporating some or all of the Desired Functionality, SpeechWorks shall proceed to produce such SpeechWorks Integrated Speech Product in accordance with
such order.  If no such order is agreed upon within such [     ] ([     ]) [
] period, SpeechWorks shall have no obligation under this Section 2.1 to produce a SpeechWorks Integrated Speech Product incorporating some or all of the Desired Functionality. Unless SpeechWorks has entered into a contract with an AT&T Business Unit or a customer of an AT&T Business Unit committing to include specified components in a SpeechWorks Integrated Speech Product, the final determination of what components are integrated into a SpeechWorks Integrated Speech Product and the schedule of such integration shall be determined by SpeechWorks. The provisions of the Statement of Work shall not serve to amend or change any of the provisions of these Terms and Conditions and shall be construed so as to be fully consistent with all of the provisions of these Terms and Conditions. In the event of any conflict or inconsistency between the Statement of Work and the Terms and Conditions of this Agreement, the Terms and Conditions of this Agreement shall govern. The Statement of Work may only be amended as provided in Section 17.13 of these Terms and Conditions.

     2.2 SUBSEQUENT AGREEMENTS WITH AT&T BUSINESS UNITS. With respect to each deployment of the SpeechWorks Integrated Speech Product by an AT&T Business Unit, SpeechWorks and either that AT&T Business Unit or a third party systems integrator designated by that AT&T Business Unit, and reasonably acceptable to SpeechWorks, shall enter into a new statement of work. This new statement of work shall provide for the terms of the applicable deployment including, as appropriate, (i) a specific deployment schedule, (ii) delivery and

                                       6.

acceptance criteria, (iii) functional requirements of such deployment, (iv) performance metrics for the SpeechWorks Integrated Speech Product, and maintenance and performance metrics for SpeechWorks, (v) a detailed agreement on the financial terms of such deployment, and (vi) other terms such as the AT&T Business Unit (and/or such third party systems integrator) and SpeechWorks may agree upon. Instead of entering into a new statement of work with the aforementioned provisions, an AT&T Business Unit may formulate its own agreement to be agreed to by SpeechWorks to cover a deployment of the SpeechWorks Integrated Speech Product. Regardless of whether a particular deployment is governed by a statement of work or an agreement, the provisions of this Agreement regarding licensing and support shall apply, including Sections 4, 6 and 7. Also, the AT&T Business Unit deploying the SpeechWorks Integrated Speech Product shall provide SpeechWorks with reasonable compensation, to be mutually agreed by SpeechWorks and such AT&T Business Unit, for any professional services provided by SpeechWorks for such deployment; provided that (a) such compensation
shall be charged at a rate [    ] charged by SpeechWorks to [    ] for [    ]
services and shall in no event exceed the rates specified in Exhibit H, and
(b) in no event shall such charges [    ].

     2.3 DEVELOPMENT RESOURCES. Except as otherwise expressly provided in this Agreement, each party shall bear its respective costs in developing the SpeechWorks Integrated Speech Product and shall fully fund and pay for the costs and expenses of the performance of the activities or actions for which such party is responsible under this Agreement, including (i) the salary, employee benefits and other overhead costs for its employees and facilities; (ii) any personal or travel expenses of its own personnel; and (iii) costs for any consultants whose use is not mutually agreed to by both parties.

     2.4  DELIVERY OF AT&T SPEECH TECHNOLOGY.

          2.4.1  EXISTING AT&T SPEECH TECHNOLOGY.  Within [     ] [(     )]
[   ] after the Effective Date AT&T shall begin, and within [     ] [(     )]
[   ] after the Effective Date AT&T shall complete, delivery to SpeechWorks the
AT&T Speech Software as it exists on the Effective Date. To effectuate the delivery of other AT&T Speech Technology, that technology may, as AT&T reasonably deems appropriate, be delivered in a variety of forms including speech software in source code or object code form, written reports, or consultation with members of AT&T Labs, provided that the initial delivery of Software shall be in the form of a CD ROM.

          2.4.2 ENHANCEMENT. Notwithstanding anything in this Agreement to the contrary, AT&T shall not be obligated to enhance or improve the AT&T Speech Technology after the Effective Date. If AT&T in its sole discretion develops any Enhancements, AT&T shall not be obligated to provide those Enhancements to SpeechWorks. If AT&T in its sole discretion elects to provide those Enhancements to SpeechWorks, the circumstances, if any, pursuant to which AT&T will provide such Enhancements to SpeechWorks and the applicable business terms, shall be subject to a separate agreement to be negotiated by the parties, provided, however, if AT&T delivers Software containing Enhancements to SpeechWorks, such Enhancements shall be deemed to be included with AT&T Speech Technology licensed under this Agreement unless such Software is identified by AT&T on or prior to such delivery as being delivered for evaluation purposes only or other similar designation. AT&T and SpeechWorks agree that upon request they will hold periodic research level meetings with each other to discuss

                                       7.

as each party deems appropriate their respective research and development activities with respect to speech technology.

     2.5  ALPHA TESTING OF THE SPEECHWORKS INTEGRATED SPEECH PRODUCT. AT&T shall
receive a [     ] license to the Alpha Version of the initial release of the
SpeechWorks Integrated Speech Product, for testing and demonstration development
purposes only, within [     ] ([     ]) [     ] of it becoming available within
SpeechWorks.  SpeechWorks may license such Alpha Version to third parties
provided that the AT&T [     ] within [     ] ([     ]) [     ] after AT&T
receives notice from SpeechWorks in writing of its intent to deliver such Alpha Version to a third party. It will be reasonable for AT&T to raise such
objection if the Alpha Version is to be delivered to [     ] or any supplier to
[     ] or if AT&T determines in its reasonable discretion that [     ] to
perform alpha testing would [     ].  The Alpha Version of the SpeechWorks
Integrated Speech Product shall be delivered to AT&T in compiled binary code form. SpeechWorks is not obliged to provide, and AT&T is not obliged to purchase, support for the Alpha Version of the SpeechWorks Integrated Speech Product. In the event that AT&T provides any Enhancements to SpeechWorks under
Section 2.4, AT&T shall have the right to receive a royalty-free license to the Alpha Version of the initial release of the SpeechWorks Integrated Speech Product incorporating such Enhancements, for testing and demonstration
development purposes only, in compiled binary code form, within [     ]
[(    )] [     ] of it becoming available within SpeechWorks.

     2.6  BETA TESTING OF SPEECHWORKS INTEGRATED SPEECH PRODUCT. AT&T shall
receive a [     ] license to the Beta Version of any release of any SpeechWorks
Speech Software, for testing and demonstration development purposes only, no
later than, and on [     ] terms than any third party.  SpeechWorks shall not
deliver the initial Beta Version of the SpeechWorks Integrated Speech Product
incorporating [     ] and [     ] or the initial Beta Version of the SpeechWorks
[     ] incorporating [     ] with a [     ] greater than [     ] to [     ] (or
to a supplier of [     ] [     ] for testing or evaluation by [     ] [     ])
unless AT&T has access to such Beta Version for at least [     ] ([     ])
[    ] before such Beta Version is delivered to [     ] [     ] or supplier, or
unless AT&T [     ].  Such [     ] shall not be [     ] unless AT&T determines
in its reasonable discretion that allowing that party to perform beta testing
would [     ] AT&T [     ].  AT&T may, at its sole discretion, obtain support
for the Beta Version of any SpeechWorks Speech Software from SpeechWorks on no less favorable terms than are offered to any third party.

     2.7 CONTINUED DEVELOPMENT OF THE SPEECHWORKS INTEGRATED SPEECH PRODUCT. SpeechWorks shall use commercially reasonable efforts to continue to enhance and improve the SpeechWorks Integrated Speech Product throughout the Term of this Agreement and to provide any such enhancements or improvements to AT&T at AT&T's request. Upon the commercial release of each SpeechWorks Integrated Speech Product during the term of this Agreement, at AT&T's request SpeechWorks shall deliver a copy in compiled binary code form of that SpeechWorks Integrated Speech Product, along with any relevant documentation, to AT&T for evaluation and for the purposes set forth in Section 4.2.1.

     2.8 SOURCE CODE ESCROW. Within thirty days of the execution of this Agreement, AT&T and SpeechWorks shall execute a source code escrow and license agreement substantially in the form of EXHIBIT J with appropriate modifications to conform to the terms of this

                                       8.

Agreement. Each time SpeechWorks delivers a copy of a SpeechWorks Integrated Speech Product under Section 2.7, SpeechWorks shall, at its expense, place a copy of the source code of the SpeechWorks Integrated Speech Product, along with source code comments and all relevant documentation, into escrow. In the event of a Trigger Event where the Acquiring Entity is a Specified AT&T Competitor as specified in Section 10.2, the source code will be released to AT&T and AT&T shall be entitled to exercise the license to such source which is specified in
Section 10.2 and the source code escrow and license agreement.

     2.9 ACCESS TO SOURCE CODE FOR AT&T DESIGNATED THIRD PARTIES. AT&T may, from time to time, request that SpeechWorks disclose and license the source code of the SpeechWorks Integrated Speech Product to a third party on terms mutually acceptable to SpeechWorks and such third party to the extent required for developing and/or supporting AT&T Branded Services. SpeechWorks shall not unreasonably deny such a request by AT&T. Reasons for such denial shall include, but not be limited to, SpeechWorks' concern about giving access to source code to a Specified SpeechWorks Competitor. The license granted the third party shall also allow the third party to use, modify, and prepare derivative works based on the source code of the SpeechWorks Integrated Speech Product to the extent required for developing and supporting AT&T Branded Services and include reasonable provisions to protect SpeechWorks IPR including ownership of derivative works. SpeechWorks shall be reasonably compensated for the license granted to the third party in an amount to be mutually agreed upon by SpeechWorks and such third party.

3.   OWNERSHIP OF INTELLECTUAL PROPERTY

     3.1 INDEPENDENTLY DEVELOPED IPR. As between AT&T and SpeechWorks, each party shall own all right, title and interest in its respective Independently Developed IPR, regardless of whether such Independently Developed IPR existed prior to the Effective Date or is developed by that party subsequent to the Effective Date. Each party's rights with respect to its Independently Developed IPR shall be subject to any IPR owned by the other party. Without limiting the generality of the foregoing, each party shall own any derivative works or enhancements it develops during the term of this Agreement. Nothing in this Agreement shall be deemed or construed to grant any title or interest in or to the other party's Independently Developed IPR, whether by implication, estoppel or otherwise, except for the licenses granted within this Agreement.

     3.2 NO JOINTLY DEVELOPED IPR. The parties do not intend, as of the Effective Date, to conduct joint development. Nevertheless, if the parties later determine that they wish to conduct joint development, whether in connection with a deployment with an AT&T Business Unit or otherwise, the parties shall enter into a separate agreement that expressly provides for the terms and conditions of such joint development, including provisions dealing with access to source code and ownership of such joint development.

                                       9.

4.   LICENSES

     4.1  LICENSE GRANTS BY AT&T.

          4.1.1  AT&T Speech Technology.

                 (a) DEVELOPMENT LICENSE. Subject to the terms and conditions of this Agreement, AT&T hereby grants to SpeechWorks a non-exclusive, non-transferable, royalty-free and perpetual license, under any AT&T Speech Technology, to use, reproduce, make, have made, modify and prepare derivative works based upon the AT&T Speech Technology solely for purposes of developing, testing, maintaining and supporting the SpeechWorks Integrated Speech Product in the Territory in any manner permissible under this Agreement.

                 (b) DISTRIBUTION LICENSE FOR COMPILED BINARY FORM. Subject to the terms and conditions of this Agreement, AT&T hereby grants to SpeechWorks a non-exclusive, non-transferable, royalty-free and perpetual license, under any AT&T Speech Technology, (i) to use, reproduce, publicly display and publicly perform the AT&T Speech Technology, or derivatives thereof, to the extent embodied in Software and incorporated in any SpeechWorks Integrated Speech Product, in compiled binary form, (ii) to distribute the AT&T Speech Technology, or derivatives thereof, to the extent embodied in Software and incorporated in any SpeechWorks Integrated Speech Product in the Territory, in compiled binary form only, directly to end users and indirectly to end users through channels of distribution and (iii) to sublicense the foregoing rights, through multiple channels of distribution, to system integrators and value added resellers of any SpeechWorks Integrated Speech Products.

                 (c) DISTRIBUTION LICENSE FOR SOURCE CODE. Subject to the terms and conditions of this Agreement, AT&T hereby grants to SpeechWorks a non-exclusive, non-transferable, royalty-free and perpetual license, under any AT&T Speech Technology, (i) to deliver the AT&T Speech Technology, or derivatives thereof, to the extent embodied in the Software and incorporated in any SpeechWorks Integrated Speech Product, in the Territory, in source code form, directly to end users and to system integrators and value added resellers of SpeechWorks Integrated Speech Products solely for purposes of developing, testing, maintaining and supporting SpeechWorks Integrated Speech Products and
(ii) to sublicense such end users, system integrators and value-added resellers to use, reproduce and modify such source code solely for purposes of developing, testing, maintaining and supporting SpeechWorks Integrated Speech Products, subject to the following conditions: (A) SpeechWorks shall not provide source code to [ ] unless AT&T consents in writing, such consent not to be unreasonably withheld; (B) if SpeechWorks distributes a SpeechWorks Integrated Speech Product containing source code of or derived from AT&T TTS Software, AT&T "Finite State Machine" libraries greater than 100,000 words, AT&T dialog management and natural language understanding, or AT&T speaker identification or speaker verification, then AT&T shall be entitled to a reasonable share of any source code license fee received by SpeechWorks with respect to such SpeechWorks Integrated Speech Product in an amount to be mutually agreed by AT&T and SpeechWorks, provided that AT&T's share shall in no event be greater than (x) [ ] percent ([ ]%) in the case of [ ] distributed during [ ] after the Effective Date that includes [ ], or (y) [ ] percent ([ ]%) in all other cases; and (C) such source code shall be delivered pursuant to a written agreement with such end user, system integrator or value-added-reseller containing reasonable provisions to protect AT&T IPR and the confidentiality of the source code at least as protective as the provisions under which SpeechWorks licenses source code for its other SpeechWorks Speech Software. The foregoing notwithstanding, SpeechWorks shall have the right in the ordinary course of business to put source code for SpeechWorks Integrated Speech Products in escrow for the benefit of any Specified AT&T Competitor or any other third party granted a binary code license to such

                                      10.

software under Section 4.1.1(b) above and to authorize the release of such source to such Specified AT&T Competitor or other third party in accordance with the terms of such escrow agreement substantially the same as those contained in EXHIBIT J.

                 (d) END USER LICENSES. All copies of any SpeechWorks Integrated Speech Product sublicensed by SpeechWorks (or by any system integrator or reseller) to any third party shall be distributed with and subject to the minimum terms and conditions of an end-user license substantially in the form of
EXHIBIT I.

          4.1.2 TRADEMARK LICENSE. Subject to the terms and conditions of this Agreement, AT&T hereby grants to SpeechWorks a non-exclusive, non-transferable,
[     ] license to use and reproduce the AT&T Trademarks in products utilizing the AT&T Speech Technology, including related packaging, documentation, and promotional materials.

     4.2  LICENSE GRANTS BY SPEECHWORKS FOR SPEECHWORKS INTEGRATED SPEECH
          PRODUCT.

          4.2.1 DEVELOPMENT, SUPPORT, AND DEMONSTRATION LICENSE. Subject to the terms and conditions of this Agreement, SpeechWorks hereby grants to AT&T and its Affiliates a non-exclusive, non-transferable, royalty-free, perpetual license, under any SpeechWorks Speech Software, to make, reproduce, use, publicly display and publicly perform an unlimited number of copies of any SpeechWorks Speech Software and related documentation on computer facilities operated by or on behalf of AT&T or its Affiliates in the Territory in compiled binary code form, for research, development, support and demonstration purposes and not for any other commercial purposes.

          4.2.2 COMMERCIAL DEPLOYMENT LICENSES. Subject to the terms and conditions of this Agreement, SpeechWorks agrees that, upon request from time to time during the term of this Agreement, it shall grant to AT&T and any of its Affiliates licenses, under any SpeechWorks Speech Software, to reproduce, use, publicly display and publicly perform any SpeechWorks Speech Software and related documentation, alone or as part of other Software, on computer facilities owned and operated by or on behalf of AT&T or its Affiliates in the Territory, in compiled binary code form, for purposes of providing commercial services directly and through channels of distribution, to third parties without limitation on the number of ports which may be licensed by AT&T, subject to payment for the applicable license fees specified in Section 6.2 and agreement between SpeechWorks and the applicable AT&T Business Unit upon appropriate license terms consistent with the term of this Agreement applicable to such license and other mutually agreeable terms.

          4.2.3 SUBLICENSING. The licenses granted under Section 4.2.1 include, and the licenses to be granted under Section 4.2.2 will include, the right to sublicense the rights under such licenses only to third parties to whom
AT&T or its Affiliates [     ] or to whom [     ] including systems integrators
and platform developers, provided that (i) AT&T shall provide notice to SpeechWorks of such sublicenses; (ii) AT&T shall pay the applicable license fees under Section 6.2 with respect thereto; and (iii) such sublicense shall be pursuant to a written agreement with such sublicensee containing reasonable provisions to protect SpeechWorks IPR

                                      11.

consistent with the terms of this Agreement other mutually agreeable terms mutually agreed by SpeechWorks and AT&T.

     4.3 RESERVATION OF RIGHTS. Notwithstanding any other provision in this Agreement, no rights or licenses are granted under this Agreement, and no provision of this Agreement shall be construed as conferring by implication, estoppel or otherwise any license or right, to SpeechWorks or to any customer of SpeechWorks, including without limitation any end users, system integrators or value-added resellers of SpeechWorks Integrated Speech Products, under any claim in any patent of AT&T IPR unless such claim is completely embodied in the SpeechWorks Integrated Speech Product (in the case of an apparatus claim) or such claim is completely performed by execution of the SpeechWorks Integrated Speech Product (in the case of a method claim), as such product is furnished (or as a combination of such products is furnished at one time) by SpeechWorks to its customers, without the need for any additional product, service, development, modification, Software or programming by SpeechWorks' customers or a third party.

5.   DISTRIBUTION OF COMMERCIAL PRODUCTS

     5.1 BRANDING. SpeechWorks shall distribute products utilizing any AT&T Speech Technology, or derivative works based thereon, with the AT&T Labs Trademark and/or any other AT&T trademark designated in writing by AT&T (collectively, "AT&T TRADEMARKS"), solely as provided in EXHIBIT D of this
Agreement, provided that for deployment [     ], if SpeechWorks [     ] that
[   ], SpeechWorks may provide the SpeechWorks Integrated Speech Product [    ].
Use of the AT&T Trademarks shall be in accordance with AT&T's then-current trademark guidelines. SpeechWorks shall be given reasonable advance written notice of any change in AT&T's trademark guidelines and a reasonable
opportunity, [     ] ([     ]) [     ], to liquidate existing inventory which
does not comply with the changed guideline. Upon AT&T's reasonable request, SpeechWorks will provide AT&T with a reasonable number of copies of products utilizing AT&T Speech Technology and any materials bearing any AT&T Trademark so that AT&T can verify that SpeechWorks' use of the AT&T Trademarks is in accordance with the requirements of this Agreement. In the event that AT&T notifies SpeechWorks that SpeechWorks' use of AT&T Trademarks does not comply in a material respect as reasonably determined by AT&T with AT&T's then-current trademark guidelines (which set forth both guidelines for the use of the marks and for quality assurance) and/or other requirements under this Agreement, SpeechWorks shall suspend distribution of the products containing such deficiencies until such deficiencies are corrected. The packaging, documentation, and promotional materials for products utilizing the AT&T Speech Technology, whether distributed to AT&T and its Affiliates or to third parties, shall include credit, in form to be mutually agreed by the parties, that the products contain certain speech Software components originating from AT&T Labs. The form and content of all such statements referring to AT&T, AT&T Labs or AT&T Speech Technology must be mutually agreed upon by both parties, but once AT&T approves the form and substance of materials using the AT&T Trademarks, SpeechWorks may reuse such materials without seeking AT&T's consent for each use.

     5.2 APPOINTMENT OF AT&T AS RESELLER OF THE SPEECHWORKS INTEGRATED SPEECH PRODUCT. Any AT&T Business Unit shall have the right to be a reseller of the SpeechWorks Integrated Speech Product for distribution to third parties on no less favorable terms than any

                                      12.

other reseller of SpeechWorks Speech Software. Any AT&T Business Unit may exercise its right to become such a reseller at any time during the term of this Agreement by written notice to SpeechWorks and by executing a mutually agreeable SpeechWorks Reseller Agreement.

     5.3 DISTRIBUTION TO SYSTEM INTEGRATORS AND PLATFORM DEVELOPERS. To incentivize third party integrators and developers to incorporate the SpeechWorks Integrated Speech Product in their solutions and platforms, SpeechWorks will offer to enter into agreements on commercially reasonable terms, taking into consideration resource availability, with system integrators and platform developers designated by AT&T for use and distribution of the SpeechWorks Integrated Speech Product.

6.   FINANCIAL CONSIDERATION

     6.1 EQUITY CONSIDERATION PROVIDED BY SPEECHWORKS. In consideration for the licenses granted by AT&T under this Agreement, AT&T shall receive the equity consideration set forth in EXHIBIT E.

     6.2 LICENSE FEE PRICING TO BUSINESS UNITS. Any AT&T Business Unit that, during the term hereof, requires licenses of a SpeechWorks Integrated Speech Product shall be entitled to obtain such license(s) from SpeechWorks for, and shall pay SpeechWorks, a license fee as specified in EXHIBIT H. If any such AT&T Business Unit enters into a new license for SpeechWorks Integrated Speech Product, or adds additional ports to any existing license for which it is not yet contractually committed to pay the applicable fee, SpeechWorks shall notify such AT&T Business Unit of the license fee to which such AT&T Business Unit is entitled under this Section 6.2 and make such license fee available to such AT&T Business Unit with respect to such new license or such additional ports.

     6.3 PAYMENT OF SUPPORT FEES BY AT&T. If any AT&T Business Unit that licenses a SpeechWorks Integrated Speech Product as described in Section 6.2 wishes to obtain support for such SpeechWorks Integrated Speech Product, such AT&T Business Unit shall pay SpeechWorks support fees as specified in EXHIBIT H. If any such AT&T Business Unit enters into a new support agreement, or obtains additional support under an existing support agreement for which it is not yet contractually committed to pay the applicable support fee, SpeechWorks shall notify such AT&T Business Unit of the support fee to which such AT&T Business Unit is entitled under this Section 6.3 and make such support fee available to such AT&T Business Unit with respect to such new support agreement or such additional support.

     6.4 PAYMENT OF PROFESSIONAL SERVICES FEES BY AT&T. Any professional services provided by SpeechWorks to any AT&T Business Unit shall be provided by
SpeechWorks at [       ].

7.   SUPPORT AND MAINTENANCE

     7.1 SUPPORT PROVIDED TO AT&T. For purposes of this Agreement, "SUPPORT SERVICES" means the support services for the SpeechWorks Speech Software to be provided by SpeechWorks to AT&T Business Units that license SpeechWorks Speech Software, including technical support services, error correction services, maintenance updates, training and other similar services. AT&T and its Affiliates may purchase Support Services on an annual or such

                                      13.

other basis as may be mutually agreed. The details of the Support Services shall be subject to one or more separate agreements between AT&T or the applicable AT&T Affiliate and SpeechWorks.

     7.2 SUPPORT TO BE PROVIDED TO THIRD PARTY CUSTOMERS. SpeechWorks shall be exclusively responsible for providing Support Services to purchasers of SpeechWorks products incorporating AT&T Speech Technology. AT&T shall have no obligation to provide Support Services to such purchasers, even if the purchaser requires technical assistance on an issue related to the AT&T Speech Technology. The Support Services offered by SpeechWorks to such purchasers must include at least technical support services, error correction services, maintenance updates, and training.

     7.3 SUPPORT PROVIDED BY AT&T TO SPEECHWORKS. AT&T shall provide support to SpeechWorks, at no charge, for the initial transfer of the AT&T Speech
Software, up to a maximum of [     ] ([     ]) hours of technical support during
the first [     ] ([     ]) [     ] following the Effective Date.  Unless
otherwise mutually agreed by the parties, AT&T shall provide that support at AT&T facilities, or remotely through means such as telephone, facsimile, or e-mail, and the support shall be provided by personnel designated by AT&T. After
AT&T has provided [     ] ([     ]) hours of support, or [     ] ([     ])
[     ] after the Effective Date, whichever occurs first, AT&T shall have no further obligation to provide any support to SpeechWorks.

8.   PUBLICITY; MARKETING

     8.1 JOINT PRESS ANNOUNCEMENTS. Consistent with the applicable regulatory requirements, the parties shall issue a joint press release announcing their relationship in the substantially in the form attached hereto as EXHIBIT K within ten (10) days after the Effective Date. The parties will agree on the timing of the announcement for maximum impact, where "maximum impact" considers, among other things, the availability of spokespeople from both companies.

     8.2 MARKETING OUTSIDE OF AT&T. SpeechWorks is solely responsible for promoting and marketing the SpeechWorks Integrated Speech Product, but at
SpeechWorks' request, AT&T [     ] with SpeechWorks in its promotional and
marketing efforts [     ] in its [     ] such [     ]. SpeechWorks may, without
notifying AT&T or obtaining AT&T's consent, promote SpeechWorks Integrated Speech Product as long as SpeechWorks does not mention or allude to AT&T, except as the parties mutually agree in advance for the designation for use of the AT&T Labs Trademark in SpeechWorks Integrated Speech Products as provided in EXHIBIT
D. The foregoing notwithstanding, SpeechWorks may, without obtaining AT&T's consent, allude to its relationship with AT&T in slideware, PowerPoint presentations and the like, data sheets and white papers relating to the SpeechWorks Integrated Speech Product in accordance with specimen that been pre-approved by AT&T in accordance with EXHIBIT D. SpeechWorks shall obtain AT&T's written consent before mentioning or alluding to AT&T in the course of any promotional activities other than those authorized above or in EXHIBIT D.

     8.3  [       ] WITHIN AT&T.  To help [      ] and [      ] the SpeechWorks
Integrated Speech Product within AT&T, AT&T Labs shall:

                                      14.

                 (a) [     ] with AT&T [     ] for [     ] [       ] projects
listed in EXHIBIT G, and

                 (b) appoint an AT&T Labs employee to assist SpeechWorks on
executing the [       ] for such projects.

SpeechWorks acknowledges and agrees that each AT&T Business Unit has the [     ]
in determining its respective [     ], and this Agreement does not [     ] that
any AT&T Business Unit shall [     ] any SpeechWorks [     ].

9.   OTHER SPEECHWORKS PRODUCTS AND SERVICES

     AT&T shall also have the option to purchase from time to time all other existing and future SpeechWorks products and services related to the provision
of voice-enabled services, at [     ] then [     ] for [     ] and [     ].
The terms and conditions for such purchases if any shall be mutually agreed upon by the parties and embodied in a separate purchase agreement.

10.  ASSIGNMENT AND CHANGE OF CONTROL

     10.1 ASSIGNMENT. Except as expressly permitted herein, neither party may assign, transfer or pledge this Agreement, or any interest, license, or rights of any kind herein, in any manner, without the prior written consent of the other party to this Agreement, except (i) in the case of SpeechWorks, in connection with a merger, reorganization or sale of substantially all of the business of SpeechWorks or, (ii) in the case of AT&T, in connection with a merger, reorganization or sale of substantially all of the business relating to AT&T Speech Technology to an entity which is not a Specified SpeechWorks Competitor. Any purported assignment, transfer or pledge of this Agreement in violation of this Section 10 shall be null and void. Any permitted assignment, transfer or pledge of this Agreement shall be subject to Section 10.2.

     10.2 MERGERS, ACQUISITION OF ASSETS, OR CHANGE OF CONTROL. If either party enters any agreement or consummates any permitted transaction or series of transactions under which an entity (the "ACQUIRING ENTITY") would acquire, whether by merger or otherwise, (a) substantially all of the business of such party (or in the case of AT&T, substantially all of the business relating to AT&T Speech Technology) or (b) beneficial ownership or control, directly or indirectly, of more than fifty percent (50%) of the outstanding shares or securities representing the right to vote for the election of directors of the assigning party (each a "TRIGGER EVENT"), this Section 10.2 shall apply. If the Triggering Event will result in the Acquiring Entity acquiring substantially all of the business of the assigning party (or in the case of AT&T, substantially all of the business relating to AT&T Speech Technology), then prior to consummating such transaction or series of transactions, the Acquiring Entity shall agree in writing to be bound by the terms and conditions of this Agreement. If the Acquiring Entity fails at or before consummation of such a Trigger Event to agree in writing to be bound by the terms and conditions of this Agreement, the other party shall be entitled, at its option, to terminate this Agreement upon thirty (30) days written notice. If SpeechWorks is the assigning party and the Acquiring Entity is a Specified AT&T Competitor, then upon consummation of the Trigger

                                      15.

Event, the following shall apply even if AT&T has exercised the termination right stated in this Section 10.2:

                 (i) The source code of the SpeechWorks Integrated Speech Product shall be released to AT&T and AT&T shall be entitled to exercise the license to such source code according to the terms of the source code escrow and license agreement in EXHIBIT J.

                 (ii) The Acquiring Entity shall provide at least [     ] man
hours of engineering support over the [     ] ([     ]) [     ] period
following release of the source code, free of charge, to AT&T to assist AT&T to support and continue development of the SpeechWorks Integrated Speech Product.

                 (iii) SpeechWorks or the Acquiring Entity shall pay to AT&T (in addition to any share consideration that may be otherwise due in connection with SpeechWorks equity then owned by AT&T) a supplemental license fee for the licenses granted under this Agreement in cash in an amount equal to (a) if the Trigger Event occurs on or before two years after the Effective Date, the lesser of five percent (5%) of the Fair Market Value of SpeechWorks equity at the time of consummation of the Trigger Event and Twenty-five Million Dollars ($25,000,000), or (b) if the Trigger Event occurs more than two years after the Effective Date, the lesser of three percent (3%) of the Fair Market Value of SpeechWorks equity at the time of consummation of the Trigger Event and Fifteen Million Dollars ($15,000,000). "FAIR MARKET VALUE" for purposes of this Agreement shall mean (a) if the shares of SpeechWorks are publicly traded securities at the date of consummation of the Trigger Event, the closing market price on such date or the most recent closing market price if there was no closing market price on such date times the total number of outstanding shares of SpeechWorks, or (b) if the shares of SpeechWorks are not publicly traded securities at the time of determination of such Fair Market Value, the fair market value of SpeechWorks as determined in such Trigger Event transaction or if the Fair Market Value is not determined in such Trigger Event transaction, then the fair market value of SpeechWorks as determined by an independent investment banker or qualified appraiser selected in good faith by the Board of Directors of SpeechWorks and approved by AT&T, such approval not to be unreasonably withheld, which determination shall be binding on SpeechWorks, the Acquiring Entity (in the case of determination in the case of a Trigger Event under this Section 10.2) and AT&T.

                 (iv) In addition to and without limiting the other provisions of this Section 10.2, if as a result of the Trigger Event AT&T does not receive cash or readily tradable securities in exchange for all shares of SpeechWorks held by AT&T, AT&T shall have the right to require SpeechWorks (or the Acquiring Entity if SpeechWorks is not the surviving entity) to purchase all shares of SpeechWorks held by AT&T (or other consideration received by AT&T in exchange for its shares of SpeechWorks) for cash or readily tradable securities equal to the Fair Market Value of the SpeechWorks equity owned by AT&T at the time of the Trigger Event.

     10.3 MOST FAVORED TREATMENT. If at any time AT&T controls, is controlled by or is under common control with (as control is defined in the definition of Affiliate) a specific SpeechWorks competitor, then the rights of AT&T and its Affiliates to receive most favorable, most favored, no less favorable, and the like sorts of treatment pursuant to this Agreement shall terminate.

                                      16.

11.  REPRESENTATIONS AND WARRANTIES

     11.1 BY AT&T. AT&T makes the following representations and warranties to SpeechWorks, each of which is true and correct on the date hereof and shall continue to be true and correct at all times during the term of this Agreement, and hereby covenants as follows:

          (a) ORGANIZATION, STANDING AND POWER. AT&T is a corporation duly organized and validly existing under the laws of the state of New York and has all requisite corporate power and authority to execute, deliver and perform this Agreement and any other agreements contemplated hereby and to consummate the transactions contemplated hereby.

          (b) NO CONFLICTING AGREEMENTS. AT&T is not currently obligated nor will it assume any future obligation under any contract (including without limitation any license, covenant or commitment of any nature) or other agreement, instrument or arrangement that could conflict with its obligations under this Agreement.

     11.2 BY SPEECHWORKS. SpeechWorks makes the following representations and warranties to AT&T, each of which is true and correct on the date hereof and shall continue to be true and correct at all times during the term of this Agreement, and hereby covenants as follows:

          (a) ORGANIZATION, STANDING AND POWER. SpeechWorks is a corporation duly organized and validly existing under the laws of the state of Delaware and has all requisite corporate power and authority to execute, deliver and perform this Agreement and any other agreements contemplated hereby and to consummate the transactions contemplated hereby.

          (b) NO CONFLICTING AGREEMENTS. SpeechWorks is not currently obligated nor will it assume any future obligation under any contract (including without limitation any license, covenant or commitment of any nature) or other agreement, instrument or arrangement that could conflict with its obligations under this Agreement.

12.  RISK ALLOCATION

     12.1 LIMITATION OF WARRANTIES. EXCEPT AS EXPRESSLY PROVIDED OTHERWISE IN THIS AGREEMENT, NEITHER PARTY MAKES ANY WARRANTIES WHATSOEVER WITH RESPECT TO THE AT&T SPEECH TECHNOLOGY, THE SPEECHWORKS SPEECH SOFTWARE OR THE SPEECHWORKS INTEGRATED SPEECH PRODUCT, AS APPLICABLE, UNDER THIS AGREEMENT, INCLUDING WITHOUT LIMITATION, THE IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR NON-INFRINGEMENT OF THIRD PARTY INTELLECTUAL PROPERTY RIGHTS. ALL SUCH WARRANTIES ARE HEREBY EXPRESSLY DISCLAIMED.

     12.2 LIMITATION ON LIABILITY. IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER OR TO ANY THIRD PARTY FOR ANY CONSEQUENTIAL, EXEMPLARY, PUNITIVE, INCIDENTAL, INDIRECT, OR SPECIAL DAMAGES OR COSTS (INCLUDING REASONABLE ATTORNEYS' FEES) OR FOR ANY LOSS OF PROFITS OR GOODWILL HOWEVER ARISING OUT OF OR RELATED TO THIS

                                      17.

AGREEMENT, WHETHER OR NOT EITHER PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES OR COSTS. EITHER PARTY'S CUMULATIVE LIABILITY TO THE OTHER PARTY FOR DAMAGES HEREUNDER, EXCEPT FOR DAMAGES ARISING FROM INFRINGEMENT CLAIMS AS
PROVIDED IN SECTION 12.3, SHALL IN NO EVENT EXCEED [     ] ([     ]).

     12.3  INDEMNIFICATION.

           12.3.1 SPEECHWORKS' DUTY TO INDEMNIFY AT&T. Subject to the conditions set forth in this Section 12.3, SpeechWorks at its own expense shall indemnify, defend and hold AT&T and its Affiliates harmless from any and all claims, damages, losses, costs, actions and expenses, including reasonable attorneys' and experts' fees, arising from (i) any breach of SpeechWorks' representations or warranties set forth in Section 11.2 hereof, (ii) the use or distribution of any SpeechWorks Speech Software by SpeechWorks or its distributors or customers (other than AT&T or its Affiliates), and (iii) any claim or contention that any SpeechWorks Speech Software infringes any third party's IPR or trademark rights, provided that SpeechWorks shall have no duty to indemnify, defend or hold harmless AT&T and its Affiliates under this Section
12.3.1 with respect to any claim or contention for which AT&T is obligated to indemnify SpeechWorks under Section 12.3.2.

           12.3.2 AT&T'S DUTY TO INDEMNIFY SPEECHWORKS. Subject to the conditions set forth in this Section 12.3, AT&T at its own expense shall indemnify, defend and hold SpeechWorks harmless from any and all claims, damages, losses, costs, actions and expenses, including reasonable attorneys' and experts' fees, arising from (i) any breach of AT&T's representations and warranties set forth in Section 11.1 hereof, and (ii) any claim or contention
that [     ] or that the use [     ]; provided that AT&T shall have no
obligation to indemnify, defend, or hold SpeechWorks harmless from any claims, damages, losses, costs, actions or expenses arising from any claim or contention arising out of or based upon (a) the combination, operation, or use of the
[     ].

           12.3.3 CONDITIONS TO DUTY TO INDEMNIFY. Prior to incurring any indemnifiable expenses, the indemnitee shall promptly notify the indemnifying party in writing of any claim, suit, expense or the like for which the indemnifying party will indemnify the indemnitee under this Section 12.3. The indemnifying party shall be entitled, at its election, to control the defense and settlement of any claim, action, proceeding or suit, and the indemnitee shall cooperate with the indemnifying party, at the indemnitee's expense, in providing such assistance in defending such claim, action, proceeding or suit as the indemnifying party may reasonably request. If the indemnifying party elects not to assume control of the matter, it shall indemnify the indemnitee as provided in this Section 12.3; provided that the indemnitee shall obtain the indemnifying party's prior written approval of any settlement, which approval the indemnifying party agrees not to unreasonably withhold.

           12.3.4 SPEECHWORKS' OPTIONS. If the SpeechWorks Speech Software should become the subject of any claim or contention of infringement of the IPR of any third party, or in SpeechWorks' opinion be likely to become subject to such a claim or contention, SpeechWorks may, but shall not be obligated to, at its option and expense, and without limiting its obligations under Section
12.3.1 (a) procure the right for AT&T to use such SpeechWorks Speech Software

                                      18.

in accordance with the licenses granted under this Agreement, (b) replace or modify the SpeechWorks Speech Software so as to make it non-infringing, or (c) if options (a) and (b) are not available on commercially reasonable terms, terminate the licenses granted under this Agreement with respect to the portion of such SpeechWorks Speech Software subject to such claim or contention. If SpeechWorks terminates licenses under option (c) of this Section 12.3.4, SpeechWorks shall compensate AT&T for reasonable engineering costs incurred in removing the affected SpeechWorks Speech Software. Any amounts paid by SpeechWorks under this Section 12.3.4 shall be included within, and subject to, the limitation on liability specified in Section 12.3.6.

           12.3.5 AT&T'S OPTIONS. If the AT&T Speech Technology should become the subject of any claim or contention of infringement of the IPR of any third party, or in AT&T's option be likely to become subject to such a claim or contentions, AT&T may, but shall not be obligated to, at its option and expense, and without limiting its obligations under Section 12.3.2 (a) procure the right for SpeechWorks to use such AT&T Speech Software in accordance with the licenses granted under this Agreement, (b) replace or modify the AT&T Speech Software so as to make it non-infringing, or (c) if options (a) and (b) are not available on commercially reasonably terms, terminate the licenses granted under this Agreement with respect to the portion of such AT&T Speech Software subject to such claim or contention. If AT&T terminates licenses under option (c) of this
Section 12.3.5, AT&T shall compensate SpeechWorks for reasonable engineering costs incurred in removing the affected AT&T Speech Software. Any amounts paid by AT&T under this Section 12.3.5 shall be included within, and subject to, the limitation on liability specified in Section 12.3.6.

           12.3.6  [     ]; LIMITATION OF LIABILITY.  The indemnifying party's
performance under this Section 12.3 shall [     ].  Each party's cumulative
liability to the other party under this Section 12.3 with respect to claims or contentions of infringement or misappropriation of the copyright, patents, trademarks, trade secrets or any other IPR of third parties shall in no event
exceed in the aggregate (a) [     ] Dollars (U.S.$[     ]) cash, plus (b) an
amount, not to exceed [     ] Dollars (U.S.$[     ]), equal to the sum of the
Fair Market Value of all shares of SpeechWorks received by AT&T under this Agreement and held by AT&T determined as of the date AT&T is obligated to make payment under this Section 12.3 and the net proceeds from any prior sale by AT&T of shares of SpeechWorks received by AT&T under this Agreement. AT&T may, at its election and in its sole discretion, satisfy any portion of its liability under item (b) of this Section 12.3.6 by surrendering to SpeechWorks shares of SpeechWorks held by AT&T and upon such surrender AT&T shall be deemed to have discharged its liability under this Section 12.3.6(b) in an amount equal to the Fair Market Value of such surrendered shares. If AT&T, at its election and in its discretion , elects to surrender all shares of SpeechWorks received by AT&T under this Agreement then held by AT&T, plus the net proceeds from any prior sale of SpeechWorks shares received by AT&T under this Agreement, AT&T shall be deemed to have fully satisfied its liability under item (b) of this Section
12.3.6 and in that event AT&T's total remaining liability to SpeechWorks under
this Section 12.3 shall be limited to the [     ] Dollars (U.S.$[     ]) cash
referenced in item (a) of Section 12.3.6.

                                      19.

13.  CONFIDENTIALITY

     13.1 CONFIDENTIAL INFORMATION. The parties acknowledge that they have received or may receive confidential information relating to the other party's products, product, business and financial plans, customer lists and information and trade secrets in connection with the performance of this Agreement, together with such other information designated as confidential or proprietary by one party, ("CONFIDENTIAL INFORMATION"). Confidential Information shall be limited to information which (i) if furnished in writing or other tangible form, is clearly and conspicuously marked at the time of disclosure with a legend identifying it as "CONFIDENTIAL" or "PROPRIETARY", or (ii) if presented orally or in other intangible form, is identified as confidential or proprietary at or before the time of disclosure or should be reasonably understood by the recipient to be confidential information of the disclosing party or (iii) is source code. For purposes of this section, the text of email messages shall be treated as oral communications, but any attachment information shall be treated as if furnished in writing. Confidential Information shall not include any information which: (i) is or falls into the public domain without fault of the receiving party; or (ii) the receiving party can show was in its possession prior to receipt thereof from the disclosing party; or (iii) the receiving party receives from a third party with no obligation of confidence to the disclosing party; or (iv) the disclosing party discloses to a third party with no obligation of confidence to the disclosing party; or (v) the receiving party can demonstrate was independently developed without benefit of any Confidential Information of the disclosing party.

     13.2 USE OF CONFIDENTIAL INFORMATION. Except as (i) contemplated, permitted, or required in carrying out this Agreement or in exercising the licenses granted under Section 4, or (ii) required by law or by any competent government authority, or (iii) such limited disclosures in confidence as may be reasonably necessary to either party's attorney's and accountants, the receiving party of any Confidential Information ("RECIPIENT") disclosed by a disclosing party ("DISCLOSER") shall not use such Confidential Information or disclose such Confidential Information to any third party, either during the term of this Agreement or thereafter, without the prior written consent of Discloser. Prior to making a disclosure pursuant to (ii) above, the Recipient shall give Discloser as much advance notice as is practicable and cooperate with Discloser in its attempts to obtain a protective order. Thus, Recipient shall use the Confidential Information only to perform its obligations and exercise its rights under this Agreement and to the extent permitted in the licenses granted
hereunder.   In the event that either party is required by law to disclose the existence or the substance of this Agreement for purposes of an SEC disclosure or other legal process, the party wishing to make such disclose shall give the other party prior notice to pursuant to Section 17.4 and shall permit such other party a reasonable opportunity to seek to protect from disclosure all or certain portions of this Agreement by redaction or otherwise.

     13.3 OWNERSHIP OF CONFIDENTIAL INFORMATION. All Confidential Information shall remain the property of Discloser and shall be returned upon written request, except if the exception in subsection (i) of Section 13.2 applies. Recipient's duty to protect Confidential Information commences upon receipt of the Confidential Information.

     13.4 DISCLOSURE OF CONFIDENTIAL INFORMATION TO EMPLOYEES AND CONTRACTORS. Except as otherwise provided in or permitted by this Agreement, neither party shall use,

                                      20.

reproduce, duplicate, copy, or otherwise disclose, distribute, or disseminate any part of the other party's Confidential Information except for internal use by employees or contractors of such party or its Affiliates on a need-to-know basis. Prior to disclosing Confidential Information to a contractor, Recipient shall have executed with such contractor an agreement which restricts use or disclosure of Discloser's Confidential Information (or categories of Confidential Information which encompass Confidential Information) in a manner consistent with this Agreement.

     13.5 NO LICENSES OR WARRANTIES FOR CONFIDENTIAL INFORMATION. Except as otherwise provided in this Agreement; no license under any IPR is granted or implied by the conveying of Confidential Information to Recipient. None of the Confidential Information which may be disclosed by Discloser shall constitute any representation, warranty, assurance, guarantee, or inducement by Discloser of any kind, and, in particular, with respect to the non-infringement of any intellectual property rights, or other rights of third persons or of Disclosure.

     13.6 RESIDUALS. Anything in this Agreement to the contrary notwithstanding, either party shall be free to use for any purpose the "residuals" resulting from access to or work with the Confidential Information of the other party. The term "residuals" means information which is not protected by patent or copyright, in non-tangible form, that may be retained by persons who have has access to the Confidential Information, without the aid of reference to such Confidential Information in tangible form, including ideas, concepts, know-how, or techniques contained therein. Neither party shall have any obligation to limit or restrict the assignment of such persons or to pay royalties for any work resulting from the use of residuals, provided that the foregoing shall not be deemed to grant to either party a license under the other party's copyrights or patents except as specified herein. Notwithstanding the above, the parties shall not sell, license, or distribute the residuals as stand-alone products or services.

     13.7 DISCLOSURE OF AGREEMENT. Except for the information disclosed as provided in Section 8, neither party shall disclose the existence or any of the terms of this Agreement at any time, without the prior written approval of the other party, except (i) as may be required by law or by any competent government authority (provided such disclose shall be subject to the last sentence of 13.2), or (ii) such limited disclosures in confidence as may be reasonably necessary to either party's bankers, investors or potential investors, acquirors, attorneys and accountants.

14.  DISPUTE RESOLUTION

     14.1 AMICABLE RESOLUTION. The parties shall first attempt to amicably resolve any dispute that may arise under this Agreement. If the parties cannot resolve the dispute within 30 days, either party may refer the dispute to arbitration pursuant to Section 14.2.

     14.2 ARBITRATION. Subject to first attempting to amicably resolve disputes pursuant to Section 14.1 hereof, either party may, upon written notice to the other and the CPR Institute for Dispute Resolution ("CPR"), submit any dispute or controversy relating to or arising out of the subject matter of this Agreement to binding arbitration. The arbitration shall be conducted in accordance with the then current CPR "Non-Administered Arbitration Rules" or any successor CPR rules, and the procedures specified in this Section. The arbitration shall be conducted by one (1) arbitrator who is selected from a CPR panel having members knowledgeable in the legal and technical aspects of the subject matter of this Agreement. If the parties cannot mutually

                                      21.

agree upon an arbitrator within ten (10) days after submission of the dispute to the CPR, the CPR shall appoint the arbitrator. The arbitrator shall determine issues of arbitrability, but may not limit, expand or otherwise modify the terms of this Agreement nor have authority to award punitive or other damages in excess of compensatory damages and each party irrevocably waives any claim thereto. Each party shall bear its own expenses, but those related to the compensation of the arbitrator and the costs of arbitration shall be borne equally. Discovery shall be strictly limited to the production of documents directly relevant to the stated claims and each party shall be limited to three
(3) depositions of no longer than three (3) hours each. Any award shall be made within six (6) months of selection of the arbitrator and may be entered in any court having competent jurisdiction. The arbitrator shall orally disclose to the parties the reasoning behind the award but shall not prepare any written statement other than the remedies granted. The parties, their representatives, other participants and the arbitrators shall hold the existence, content and result of the arbitration in confidence. The parties agree that the decision of the arbitrator shall be deemed a compromise of a dispute under Rule 408 of the U.S. Federal Rules of Evidence, shall not be discoverable in any proceeding, shall not be admissible in any court (except for the enforcement thereof) or arbitration and shall not bind or collaterally estop either party with respect to any claim or defense made by any third party. The arbitration shall be conducted in New York, New York.

     14.3 IPR CLAIMS. Notwithstanding anything to the contrary in Section 14.2, the parties shall not be required to attempt to amicably resolve or arbitrate claims concerning the validity, enforceability, scope or infringement of any IPR or any trademark rights, and shall retain the right to pursue all such claims in any court of competent jurisdiction. In the event of any such infringement or misappropriation, the parties recognize that money damages may not be an adequate remedy and therefore agree that, in addition to any other remedies available hereunder, by law or otherwise, a party whose IPR or trademark rights have been infringed or misappropriated by the other party shall be entitled to seek injunctive relief against any such continued infringement or misappropriation.

15.  EXPORT MATTERS

     15.1 EXPORT LAWS. The parties acknowledge that Software, services (including Support Services), and technical information, if any, provided under this Agreement may be subject to U.S. export laws and regulations and any use or transfer of such Software, services, and technical information must be authorized under those regulations (U.S. Export Administration Regulations, 15 CFR et seq.). Each party will not use, distribute, transfer or transmit the Software, services, or technical information (even if incorporated into other products) obtained from the other party pursuant to this Agreement except in compliance with U.S. export regulations.

     15.2 PROHIBITED COUNTRIES. Regardless of whether the export or reexport of Software, services (including Support Services), and technical information provided hereunder is restricted under applicable laws and regulations, the parties assure one another that they each will not, without the other's prior written consent, directly or indirectly, export or reexport any such Software, services, and technical information obtained hereunder to any country which is in the then current list of prohibited countries specified in the U.S. export laws and regulations. For the purposes of this Section 15, "export" and "reexport" mean transferring or releasing to another country or to a national of another

                                      22.

country (wherever that person is located) by any means, including physical, electronic, or otherwise.

16.  TERM AND TERMINATION

     16.1 TERM. The initial term of this Agreement shall commence on the Effective Date and shall continue for five (5) years thereafter (the "INITIAL TERM"). After the Initial Term, this Agreement shall automatically renew for successive six (6) month periods (each a "RENEWAL PERIOD") unless (i) either party notifies the other party of its decision not to renew the term of this Agreement at least two (2) months prior to the end of the then current term or
(ii) this Agreement is terminated pursuant to Section 16.2.

     16.2 TERMINATION. This Agreement may be terminated prior to the expiration of the applicable term as follows:

                 (i) by either SpeechWorks or AT&T upon thirty (30) days prior notice for any material default or breach of any of the material terms and conditions of this Agreement by the other party, unless the defaulting party has cured such failure or default within such 30-day period;

                 (ii) by either party immediately upon notice, if (a) the other party is adjudicated as bankrupt or makes an assignment for the benefit of creditors, or if a receiver, liquidation, administrator or trustee is appointed for such party's affairs or any analogous procedure is initiated or (b) the other party is dissolved; or

                 (iii) provided that AT&T has fulfilled its obligations under
Section 8.3 hereof, at any time following the date that is six (6) months following the Effective Date, by AT&T upon sixty (60) days prior notice to SpeechWorks.

     16.3 EFFECT OF TERMINATION. The license granted in Section 4.1.1 shall survive termination of this Agreement. Upon termination of this Agreement for any reason, the provisions of this Section 16 (Term and Termination) and of
Section 3 (Ownership of Intellectual Property), Section 11 (Representations and Warranties), Section 12 (Risk Allocation), Section 13 (Confidentiality), Section 14 (Dispute Resolution), Section 15 (Export Matters), and Section 17 (General Provisions) shall survive and remain effective. Termination of this Agreement shall not prejudice any claim of either party accrued on account of any default or breach by the other. Upon termination of this Agreement for any reason, the provisions of Section 4.2 (License for SpeechWorks Integrated Speech Product) shall survive and remain effective; except that commercial deployment licenses granted under Section 4.2.2 after termination shall be subject to payment of the following license fees: (a) in the case of termination for any reason other than termination by SpeechWorks by reason of AT&T's breach, subject to the provisions
of Section 10.3, [     ] pricing terms; (b) in the case of termination by
SpeechWorks by reason of AT&T's breach, SpeechWorks' then standard pricing subject to such discount as may be mutually agreed by the SpeechWorks and the applicable AT&T Business Unit.

                                      23.

17.  GENERAL PROVISIONS

     17.1 (a) FURTHER ASSURANCES. Each of the parties covenants to execute upon request any further documents reasonably necessary to effect the express terms and conditions of this Agreement, including such documents as are reasonably necessary to vest title in IPR as provided in this Agreement. Each party shall, without any cost to the other, take such action as is necessary to secure from its project personnel the rights required to effect the ownership of IPR as provided in this Agreement.

          (b) NON-SOLICITATION. During the Term of this Agreement and for six
(6) months thereafter, neither party nor any of its controlled Affiliates shall, directly or indirectly, whether by itself, its employees or agents and whether on its own behalf or on behalf of any other person, firm or company or otherwise howsoever, solicit for the purpose of hiring any employee, of the other party, whether or not that person would commit any breach of any contract of employment by reason of his/her leaving the service of such other party, without such other party's written consent. For purposes of this Section 17(b), general solicitations through advertisements, trade shows, job fairs and the like shall deemed not to constitute solicitations.

     17.2 THIRD PARTY BENEFICIARIES. Nothing in this Agreement, express or implied, is intended to or shall confer on any third party any rights (including third-party beneficiary rights), remedies, obligations or liabilities under or by reason of this Agreement. This Agreement shall not provide any third parties with any remedy, claim, liability, reimbursement, cause of action or other right in excess of those existing without reference to the terms of this Agreement.
No third party shall have any right, independent of any right that exists irrespective of this Agreement, to bring any suit at law or equity for any matter governed by or subject to the provisions of this Agreement.

     17.3 COMPUTATION OF TIME. If a time period provided in this Agreement requires a certain action be performed within ten (10) or less days, then intervening Saturdays, Sundays and legal holidays shall not be included in the computation of time. If a time period requires a certain action be performed within eleven (11) or more days, then intervening Saturdays, Sundays and legal holidays shall be included in the computation of time. In the event that a time period expires on a Saturday, Sunday or legal holiday, the time period shall be deemed to expire on the next day that is not a Saturday, Sunday or legal holiday. For purposes of this Agreement, "legal holidays" shall mean New Year's Day, Birthday of Martin Luther King, Jr., President's Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and the Friday thereafter, and Christmas Day, whether or not observed by a party hereto.

     17.4 NOTICES. Unless otherwise provided in this Agreement, all notices permitted or required under this Agreement shall be in writing, shall reference this Agreement, and shall be sent by any of the following methods: (a) certified mail, postage-prepaid, return-receipt requested, or (b) a delivery service which requires proof of delivery signed by the recipient. A party may change its address for notice by written notice delivered in accordance with this Section.

                                      24.

     If to SpeechWorks:  SpeechWorks International, Inc.
                         695 Atlantic Avenue
                         Boston, Massachusetts 02111
                         Attn: President

                         With copy to General Counsel (at the same address) and to:

                         Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. One Financial Center
                         Boston, Massachusetts 02111
                         Attn: Steven P. Rosenthal, Esquire

     If to AT&T:         AT&T Labs
                         180 Park Ave.
                         Florham Park, New Jersey 07932
                         Attn: President of AT&T Labs

     With copy to:       AT&T Corp.
                         295 N. Maple Ave.
                         Basking Ridge, New Jersey 07920
                         Attn: Vice President of Law

     17.5 FORCE MAJEURE. Except as otherwise set forth in this Agreement, a party will not be deemed to have materially breached this Agreement to the extent that performance of its obligations or attempts to cure any breach are delayed or prevented by reason of any act of God, fire, natural disaster, accident, act of government, shortage of materials or supplies beyond the reasonable control of such party, strike, labor dispute or walkout, or any other cause beyond the reasonable control of each party (a "FORCE MAJEURE EVENT"); provided that the party whose performance is delayed or prevented promptly notifies the other party of the nature and duration of the force majeure event and uses commercially reasonable efforts to overcome the difficulties created thereby and resumes performance of its obligations as soon as practicable.

     17.6 NO OTHER OBLIGATIONS. This Agreement is non-exclusive and, except as this Agreement provides, will not be interpreted (i) to limit either party's right to obtain products or services from other sources; (ii) to prohibit or restrict either party from independently developing or acquiring new products or services, improving existing products or services, or marketing any new, improved, or existing products or services; (iii) to restrict either party from making, having made, using leasing, licensing, selling, or otherwise disposing of any existing or future products or services of any type; (iv) to limit either party's right to deal with any other vendors, suppliers, contractors, or customers; or (v) to commit either party to favor or recommend any product or service of the other party; to be binding, any such restriction or commitment must be in writing and signed by both parties. The preceding sentence will not be interpreted as an implied license under any patent, copyright, trademark, or other intellectual property right of either party. Without limitation on the generality of the foregoing, AT&T shall not be obligated to use the SpeechWorks Speech Software to commercially provide AT&T Branded Services.

                                      25.

     17.7 INDEPENDENT CONTRACTORS. In performing this Agreement, each of the parties will operate as, and have the status of, an independent contractor.
This Agreement does not create any agency, employment, partnership, joint venture, franchise or other similar or special relationship between the parties. Neither party will have the right or authority to assume or create any obligations or to make any representations, warranties or commitments on behalf of any other party, whether express or implied, or to bind the other party in any respect whatsoever.

     17.8 MARKS. Except as otherwise provided in this Agreement, neither party shall (i) display or use, in advertising or otherwise, any of the other party's trade names, logos, trademarks, trade devices, trade dress, service marks, symbols, abbreviations or registered marks, or contractions or simulations thereof, or any other indicia of origin (hereinafter referred to collectively as "MARKS") or (ii) authorize or permit the other party's Marks to be used or displayed by any Person. Neither party shall claim ownership or any other rights in the other party's Marks.

     17.9 SEVERABILITY. If any provision of this Agreement or portion thereof is determined by a court of competent jurisdiction, or declared under any law, rule or regulation of any government having jurisdiction over the parties hereto, to be invalid, illegal or otherwise unenforceable, then such provision will, to the extent permitted by the court or government not be voided but will instead be construed to give effect to its intent to the maximum extent permissible under applicable law and the remainder of this Agreement will remain in full force and effect according to its terms.

     17.10 COMPLIANCE WITH LAW. Each party agrees that all of its obligations contained in this Agreement and any action taken by it pursuant to this Agreement shall be performed in accordance with all applicable laws, statutes, rules, regulations and ordinances.

     17.11 CHOICE OF LAW. This Agreement shall be governed by and construed under, and the legal relations between the parties hereto shall be determined in accordance with, the laws of the State of New York, without giving effect to such state's conflict of law principles.

     17.12 RULES OF CONSTRUCTION. As used in this Agreement, (i) neutral pronouns and any derivations thereof shall be deemed to include the feminine and masculine and all terms used in the singular shall be deemed to include the plural and vice versa, as the context may require; (ii) the words "HEREOF" and "HEREUNDER" and other words of similar import refer to this Agreement as a whole, including all exhibits and schedules as the same may be from time to time amended or supplemented and not to any subdivision of this Agreement; (iii) the words "PARTY" and "PARTIES" refer, respectively, to a party or to both of the parties to this Agreement; (iv) the word "including" is not intended to be exclusive and means "including without limitation"; and (v) descriptive headings are inserted for convenience of reference only and do not constitute a part of and shall not be utilized in interpreting this Agreement. This Agreement shall be fairly interpreted in accordance with its terms and without any strict construction in favor of or against either party.

     17.13 ENTIRE AGREEMENT; MODIFICATION; WAIVER. This Agreement, including the Exhibits, constitutes the entire agreement of the parties concerning its subject matter and supersedes any and all prior or contemporaneous, written or oral negotiations, correspondence,

                                      26.

understandings and agreements between the parties respecting the subject matter of this Agreement. No supplement, modification or amendment to this Agreement shall be binding unless evidenced by a writing that references this Agreement and is signed by the party against whom it is sought to be enforced. No waiver of any of the provisions of this Agreement shall be deemed, or shall constitute, a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party making the waiver.

     17.14 COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed to be an original instrument enforceable in accordance with its terms.

     17.15 MOST FAVORABLE. When the expressions, "most favorable," "most favored," " no less favorable" and the like are used in this Agreement to compare an arrangement offered under this Agreement to an arrangement offered to a third party, all salient economic terms of the two arrangements shall be considered in making such comparison.

               [Remainder of this page intentionally left blank]

                                      27.

                                   EXHIBIT A

                              AT&T SPEECH SOFTWARE

Watson Network 1.0, including modules thereof that enable automatic speech recognition (ASR) (including large vocabulary recognition), natural language understanding (NLU), dialog management (DM), speaker verification (SV), and speaker identification (SI).




                              Exhibit A - Pg. 1.

                                   EXHIBIT B

                          SPEECHWORKS SPEECH SOFTWARE

 . SpeechWorks 6, including SpeechWorks SMARTRecognizer(TM) core recognition engine; SpeechWorks DialogModule(TM) building blocks; and SpeechWorks Development and Tuning Tools for rapid application development.

 .  SpeechSiteTM packaged application solution, including a built-in 5000 name
   (base) auto-attendant.

                              Exhibit B - Pg. 1.

                                   EXHIBIT C

                               STATEMENT OF WORK

The description of the work to be performed by AT&T and SpeechWorks for a SpeechWorks Integrated Speech Product is divided into two parts. The first part describes the process that we have agreed to for defining, evaluating, and developing functionality for the SpeechWorks Integrated Speech Product. The second part describes the initial functionality that we agree to pursue in the initial phases of the relationship. Both of these may change over time (as specified in the terms and conditions). The process may change if we learn better ways to work together. The desired functionality will change as the market for speech products evolves (both within and outside of AT&T).

PROCESS

The overall goal is to combine the technologies of SpeechWorks and AT&T Labs to create a SpeechWorks Integrated Speech Product which best satisfies the needs of the market (both within and outside of AT&T). The needs of the market can be characterized by a number of desired features or capabilities of the SpeechWorks Integrated Speech Product. These desired features and capabilities could be satisfied through a variety of means. The following process will be used to define and develop the best implementation of these desired features and capabilities:

1. The project managers from AT&T and SpeechWorks will agree on desired functionality, characteristics and target platforms of the SpeechWorks Integrated product. This should be driven by requirements from the market (both within and outside of AT&T). These requirements will of course change over time, but based on information at any given point in time, the project managers from AT&T and SpeechWorks will agree on a current set of priorities.

2. Define tests to measure how well the SpeechWorks Integrated Speech Product is meeting the desired needs. We will use these tests to measure where we are at any point in time in meeting the requirements of the market. The job of the SpeechWorks development team will be to optimize performance on these tests, so it is important that the tests truly reflect the needs in the marketplace, both current and immediately predictable (e.g. IP based).

3. Measure performance of the current SpeechWorks Integrated Engine and the performance of any available technologies from SpeechWorks and AT&T on the tests defined in #2. The methods for measuring the impact of individual component technologies will vary depending on the technology and the capability to be measured, but the goal will be to determine the best available technology or combination of technologies for any individual product requirement.

4. Based on these evaluations, SpeechWorks will work with AT&T to determine the best approach to getting individual technology components into the SpeechWorks Integrated Speech Product. These enhancements would either be targeted to a particular

                              Exhibit C - Pg. 1.

     SpeechWorks product release (and controlled by the SpeechWorks release schedule), or could be done as part of special releases driven by deals with AT&T business units.

5. SpeechWorks is responsible for developing the SpeechWorks integrated technology components as defined above and for formal testing of the resulting SpeechWorks Integrated Speech Product on tests defined in #2.

INITIAL DESIRED FUNCTIONALITY

The initial joint work on the SpeechWorks Integrated engine will fall into three broad categories:

1. Support for "How May I Help You (HMIHY) Dialog Systems". Current SpeechWorks applications use a combination of machine-initiative dialogs with limited use of natural language processing. There is a class of applications that require a much greater user initiative. Applications such as call routing or help desk must allow the user to specify their request in an open manner, since the user may be unable to map their need onto the structure of a more machine-directed system. AT&T has developed natural language and dialog management technologies to enable such open-ended dialogs for this class of applications. A key initial target will be to include this functionality in the SpeechWorks Integrated Speech Product.
     The tests used [     ].  The metrics used for evaluation will be those that
     are related to the overall success of such applications. SpeechWorks will integrate AT&T's speech recognition, spoken language understand and dialog management technologies, which support this class of applications, into the
     product and make it available for customers within [     ].

2.   Large name list recognition (of approximately [     ] names).  The target
     applications for this include [     ].  In addition to being able to handle
     very large name lists, the SpeechWorks Integrated Speech Product needs to
     have the ability to [     ].  Tests for this capability will come from
     [     ], [     ].

3. Overall recognition performance on current SpeechWorks capabilities. SpeechWorks measures product performance (accuracy, computation, and rejection) on a fairly extensive product test suite. SpeechWorks and AT&T will work together to make sure that the SpeechWorks Integrated engine has the best combination of available technologies for optimizing performance on this suite of tests.

To satisfy the initial requirement set, as listed above, the recognition tasks to be defined and used for performance measurements will include:

 .  [     ]
 .  [     ] ([     ]) [     ]
 .  [     ] ([     ])
 .  [     ]
 .  [     ]
 .  [     ]
 .  [     ]
 .  [     ] ([     ])


                              Exhibit C - Pg. 2.

 .  [     ]
 .  [     ]
 .  [     ] ([     ])
 .  [     ]
 .  "How May I Help You" capabilities [     ]

The initial quality requirements to be met by SpeechWorks for TSS synthesized speech include:

 .  [     ]

[     ] PRODUCTIZATION PLAN.

SpeechWorks will provide a product incorporating AT&T's TTS Software engine and
female and male voices within [     ] ([     ]) [     ] of [     ] Software and
will integrate [     ] ([     ]) [     ].

                              Exhibit C - Pg. 3.

                                   EXHIBIT D

                            AT&T BRANDING GUIDELINES

          AT&T generally requires the use of special guidelines when the AT&T LABS name is used in connection with certain technology so as to clearly define the nature of the AT&T/SpeechWorks relationship.

          The AT&T LABS BRANDING.
          The "AT&T Labs Branding" refers to the "POWERED BY AT&T LABS TECHNOLOGY" slogan or some other mutually agreeable terms (hereinafter "SLOGAN") Placement of AT&T LABS Branding.

PACKAGING / MEDIA: If the SpeechWorks Integrated Speech Product is distributed in non-electronic form, then the Slogan must be displayed on the lower-right corner of the back or front of the packaging which contains the media, subject to the prohibitions recited below.

          Usage of AT&T Labs Branding

POSITION OF LOGO. The SpeechWorks logos should be at least double the size of the Slogan and adequate spacing between the Slogan and the SpeechWorks brand should always be maintained. The Slogan may only appear in the size that it was originally provided by AT&T.

SCALING. The Slogan shall appear centered on top of any logo in a font (10 point minimum and a total of 25 characters) that is consistent with the rest of the SpeechWorks web site and marketing materials. The distance from the top of any logo to the baseline of the qualifying phrase is 10 points.

     Other requirements

LICENSE TO USE. AT&T grants SpeechWorks a personal, non-exclusive, non-transferable, non-assignable, limited right to use the Slogan solely in accordance with this Agreement. If SpeechWorks breaches any requirement of this Agreement, including failing to use the Slogan in a manner which these Guidelines state that SpeechWorks must, then such failure shall be considered a breach of this Agreement. Notwithstanding the foregoing, the Slogan may never be used in connection with services or products that do not contain AT&T technology. Other than as expressly set forth herein, nothing in this Agreement shall be construed as conferring upon SpeechWorks any right to use in any manner any reference to any AT&T Marks or any other indicia of origin owned by AT&T or to indicate that SpeechWorks' products or services are in any way sponsored, approved or endorsed by AT&T. AT&T does not grant, and SpeechWorks does not have, any right to grant or purport to grant any sublicense to the Slogan.

NO ALTERATIONS. The Slogan must always be used in the original form as created and delivered by AT&T. SpeechWorks may not alter the Slogan in any way.

                              Exhibit D - Pg. 1.

SPECIMENS. SpeechWorks must submit specimens of all screen shots of the SpeechWorks Integrated Speech Product and other materials (including marketing literature) which include the Slogan, prior to their publication. If AT&T determines that SpeechWorks' use of the Slogan conflicts with or is not expressly permitted by this Agreement, then AT&T shall advise SpeechWorks of same and SpeechWorks shall not distribute the materials to any third party until appropriate corrective action is taken to the satisfaction of AT&T. If AT&T
fails to communicate its approval or disapproval of a specimen within [     ]
([    ]) [    ] after receipt, and if SpeechWorks has used Reasonable Efforts to
verbally inform AT&T that SpeechWorks did not hear from AT&T during such [     ]
([     ]) [     ] period, and if the specimen does not conflict with these
Guidelines, then the specimen shall be deemed approved. Upon approval by AT&T of a specified specimen for a specific purpose, SpeechWorks may make reprints or updated versions of such specimen without AT&T approval, provided that, the format of the Slogan in the specimen has not been changed, modified or otherwise
altered.   Materials shall not be altered without the prior written approval of
AT&T. Such specimens shall be sent in an email containing the subject line "Request for Slogan Approval" to the following address:

          Name: [     ]
          AT&T Brand Management
          295 N. Maple Ave.
          Basking Ridge, NJ 07920
          Room [     ]
           [     ]
          ([     ]) [     ]-[     ]

PRE-APPROVED SPECIMENS

Specimens to be mutually agreed within [     ] ([     ]) days of the Effective
Date.

COOPERATION. SpeechWorks agrees to execute all papers reasonably requested by AT&T to effect further registration of, maintenance and renewal of the Slogan in connection with licenses granted hereunder and, where applicable, to record SpeechWorks as a registered user of the Slogan.

DIFFERENTIATION. Notwithstanding any other provision of these Guidelines, SpeechWorks' use of the Slogan must accurately represent the relationship between AT&T and SpeechWorks as licensor/SpeechWorks and must not foster any misleading or mistaken belief that AT&T is jointly providing a service or product with SpeechWorks.

ACKNOWLEDGMENTS. SpeechWorks acknowledges and agrees that: it will not register or apply for, and that it has not registered or applied for, any name or mark confusingly similar to the Slogan in any country; that it will not use the Slogan, or any mark confusingly similar thereto, as part of its corporate name or trade name; that it will not obtain any ownership interest in the Slogan or any other right or entitlement to continued use of the Slogan, regardless of how long this Agreement remains in effect and regardless of any reason or lack of reason for the termination thereof by AT&T; that any and all goodwill and other rights that may be acquired by the use of the Slogan shall inure to the sole benefit of AT&T; and that SpeechWorks will not

                              Exhibit D - Pg. 2.

challenge the ownership or validity of the Slogan; and AT&T MAKES NO WARRANTIES, EXPRESS OR IMPLIED, REGARDING THE SLOGAN, INCLUDING THE OWNERSHIP, VALIDITY OR NON-INFRINGEMENT THEREOF.

LEGENDS AND NOTICES. AT&T may require SpeechWorks to include a notice on any product, item or service upon which SpeechWorks uses the Slogan in order to identify the licenses granted hereunder and the proprietary rights of AT&T.

PROHIBITED USES. SpeechWorks shall not use the Slogan in connection with the SpeechWorks Integrated Speech Product to create any documents or in connection with any information which: (a) violates any applicable federal, state or local law of the United States or any foreign country having jurisdiction or (b) violates the property rights of others, including unauthorized copyrighted text, images or programs, trade secrets or other confidential proprietary information, or trademarks or service marks used in an infringing fashion. None of the foregoing limitations shall be construed in a manner to expand any licenses granted hereunder. SpeechWorks shall not use the Slogan on any content that in AT&T's reasonable opinion:

 .  Relates to illegal activities;
 .  Demeans, ridicules or attacks an individual or group on the basis of age, color, national origin, race, religion, sex, sexual orientation or handicap; . Is pornographic, obscene, vulgar or sexually explicit/suggestive;
 .  Relates to tobacco and/or alcoholic beverages;
 .  Relates to firearms, ammunition and/or fireworks;
 .  Relates to gambling;
 .  Relates to contraceptives;
 .  Relates to violence;
 . Includes vulgar, obscene language; or . Relates to the solicitation of funds (excluding legal electronic commerce).

LIMIT OF GUIDELINES. These Guidelines pertain only to the Slogan. Nothing in these Guidelines may be construed as conveying any other rights to SpeechWorks, including intellectual property rights or the right to provide any software mentioned herein. The terms of the License Agreement shall prevail over any conflicting terms of these Guidelines.

CHANGES TO GUIDELINES. AT&T may modify the Guidelines from time-to-time in its sole discretion, including changing web site designations and contact information. If AT&T makes a material change to the manner of use set forth in the Guidelines despite SpeechWorks' written objections, SpeechWorks shall have
[     ] ([     ]) days after receiving notice of such change to terminate this
Agreement.

QUALITY CONTROL.    IF AT&T DETERMINES IN ITS REASONABLE SOLE DISCRETION THAT
THE PRODUCTS, SERVICES OR MATERIALS PROVIDED BY SPEECHWORKS HEREUNDER ARE INCONSISTENT WITH AT&T'S INTENTIONS FOR ITS MARKS, THEN AT&T MAY IMMEDIATELY TERMINATE THE SPEECHWORKS' RIGHTS AND OBLIGATIONS UNDER THIS AGREEMENT UPON WRITTEN NOTICE TO SPEECHWORKS.

                              Exhibit D - Pg. 3.

     Questions and requests for changes

     If SpeechWorks has any questions or requested changes to these Guidelines
     (such as size requirements), please contact [           ] at the above-
     identified location. These Guidelines cannot be changed or waived except by a writing signed by AT&T.

                              Exhibit D - Pg. 4.

                                   EXHIBIT E

                              EQUITY CONSIDERATION

                        COMMON STOCK PURCHASE AGREEMENT

     This Common Stock Purchase Agreement dated as of June 5, 2000 is entered into by and between SpeechWorks International, Inc., a Delaware corporation (the "Company"), and AT&T Corp., a New York corporation ("AT&T").

     WHEREAS, on the date hereof the Company and AT&T are entering into a Development and License Agreement (the "License Agreement") pursuant to which AT&T will license certain technology (the "Technology") to the Company in exchange for shares of common stock of the Company as specified herein; and

     NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, the receipt and sufficiency of which are hereby acknowledged, parties hereto agree as follows:

Issuance of the Common Stock.

     In consideration of the license of the Technology by AT&T to the Company, the Company agrees to issue to AT&T (i) 1,045,158 shares (the "Shares") of the Company's common stock, $0.001 par value per share (the "Common Stock"). Such issuance shall take place at a closing (the "Closing") to be held at Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., on June 5, 2000 at 10:00 a.m., or on such other date and at such time as may be mutually agreed upon by the Company and AT&T. Subject to the satisfaction of the conditions set forth in
Section 5 hereof, at the Closing the Company will issue and deliver a certificate evidencing the Shares to AT&T registered in the name of AT&T.

     1. Representations of the Company. The Company hereby represents and warrants to the AT&T as follows:

     (a) Organization and Standing. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has full corporate power and authority to conduct its business as presently conducted and as proposed to be conducted by it and to enter into and perform this Agreement and to carry out the transactions contemplated by this Agreement. The Company is duly qualified to do business as a foreign corporation and is in good standing in The Commonwealth of Massachusetts and in every other jurisdiction in which the failure to so qualify would have a material adverse effect on the operations or financial condition of the Company and its subsidiaries taken as a whole.

     (b) Capitalization. The authorized capital stock of the Company consists of 35,000,000 shares of Common Stock, of which 6,000,103 shares were outstanding as of May 31, 2000, and 11,791,662 shares of Preferred Stock, $0.001 par value per share (the "Preferred Stock") consisting of 2,475,000 shares of Series A Convertible Participating Preferred Stock,

                              Exhibit E - Pg. 1.

$0.001 par value per share, all of which shares are issued or outstanding as of the date hereof, 2,474,500 shares of Series B Convertible Preferred Stock, $0.001 par value per share, all of which shares are issued and outstanding as of the date hereof, 1,626,092 shares of Series C Convertible Preferred Stock, $0.001 par value per share, all of which shares are issued and outstanding as of the date hereof, 2,671,389 shares of Series D Convertible Preferred Stock, $0.001 par value per share, all of which shares are issued and outstanding as of the date hereof and 2,544,681 shares of Series E Convertible Preferred Stock, $0.001 par value per share, all of which shares are issued and outstanding as of the date hereof. All of the issued and outstanding shares of Common Stock and Preferred Stock have been duly authorized and validly issued and are fully paid and nonassessable. The Shares, when issued and delivered in accordance with the terms hereof, will be duly authorized, validly issued and fully paid and nonassessable. Except as set forth in Schedule 2(b), there are no options, warrants or rights to purchase shares of the Company's capital stock. Except as provided for in the Company's Certificate of Incorporation, the Company is not subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of its capital stock. Except as set forth in the Company's Fourth Amended and Restated Stockholders Agreement, dated as of April 11, 2000, as amended, no holder of any security of the Company is entitled to preemptive or similar statutory or contractual rights, either arising pursuant to any agreement or instrument to which the Company is a party or that are otherwise binding upon the Company. The rights, privileges and preferences of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock are as stated in the Certificate of Incorporation.

     (c) Issuance of the Shares. The issuance of the Shares in accordance with this Agreement have been duly authorized by all necessary corporate action on the part of the Company.

     (d) Authority for Agreement. The execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action. This Agreement has been duly executed and delivered by the Company and constitutes the valid and binding obligation of the Company enforceable in accordance with its terms. The execution of and performance of the transactions contemplated by this Agreement and compliance with the provisions hereof by the Company will not violate any provision of law and will not conflict with or result in any breach or violation of any of the terms, conditions or provisions of, or constitute a default under, or require a consent or waiver under, its Certificate of Incorporation or By-Laws (each as amended to date) or any mortgage, indenture, lease, material agreement or other instrument to which the Company is a party or by which it or any of its properties is bound, or any decree, judgment, order, statute, rule or regulation applicable to the Company. The Company is not in violation or default of any term of its Certificate of Incorporation or Bylaws, or any provision of any mortgage, indenture, lease, agreement, or other instrument to which it is party or by which it is bound.

     (e) Governmental Consents. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any governmental authority is required on the part of the Company in connection with the execution and delivery of this Agreement or the issuance and delivery of the Shares. Based on the representations made by AT&T in Section 3 hereof, the issuance and delivery of Shares to AT&T is in compliance with applicable federal and state securities laws.

                              Exhibit E - Pg. 2.

     (f) Litigation. There is no action, suit, proceeding, governmental inquiry or investigation pending or, to the best of the Company's knowledge, currently threatened against the Company that questions the validity of this Agreement or the License Agreement or the right of the Company to enter into them, or to consummate the transactions contemplated hereby or thereby, or that might reasonably result, either individually or in the aggregate, in any material adverse changes in the business, assets, condition, prospects or affairs of the Company, financially or otherwise, or any change in the current equity ownership of the Company. The Company is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit, proceeding or investigation by the Company currently pending or which the Company intends to initiate that might reasonably result either individually or in the aggregate, in any material adverse changes in the assets, condition prospects or affairs of the Company, financially or otherwise.

     (g) Intellectual Property. To the best of the Company's knowledge, the Company owns or has a valid right to use the patents, patent rights, licenses, trade secrets, trademarks, trademark rights, trade names or trade name rights, domain names or franchises, copyrights, inventions, and intellectual property rights necessary to the conduct of the business as now operated or proposed to be operated (the "Company's Intellectual Property") and, to the best of the Company's knowledge, except as described in the Disclosure Schedule, the Company's Intellectual Property (including embodiments thereof) does not violate licenses or conflict with or violate valid patents, patent rights, trade secrets, trademarks, trademark rights, trade names or trade name rights, domain names or franchises, copyrights or intellectual property rights of others. All licenses and other agreements relating to the Company's Intellectual Property Rights are in full force and effect without default by the Company or to the best of the Company's knowledge by any party thereto. To the best of the Company's knowledge, no officer or employee of the Company is, or is now expected to be, in violation of any term of any employment contract, patent disclosure agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant relating to the right of any such officer or employee to be employed by the Company because of the nature of the business conducted or to be conducted by the Company or relating to the right of any such officer or employee to be employed by the Company because of the nature of the business conducted or to be conducted by the Company or relating to the use of trade secrets or proprietary information of others. Each employee, officer, consultant and contractor of the Company has entered into and executed the Company's standard form Non-Disclosure and Development Agreement and such agreements are in full force and effect.

     (h) Financial Statements. The Company has delivered to AT&T its (a) audited financial statements (including balance sheet, statement of shareholders' equity/income statement and statement of cash flows) as of and for the twelve-month period ended December 31, 1999 (the "Audited Balance Sheet Date"), together with a report thereon, from the Company's independent auditors, and (b) unaudited financial statements (included balance sheet, statement of shareholders' equity/income statement and statement of cash flows) as of and for the three-month period ended March 31, 2000 (collectively, the "Financial Statements"). The Financial Statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods indicated, except that the unaudited Financial Statements may not contain all footnotes required by generally accepted

                              Exhibit E - Pg. 3.

accounting principles. The Financial Statements fairly present the financial condition and operating results of the Company as of the dates, and for the periods, indicated therein.


     (i) Changes.  Since March 31, 2000, there has not been

          (i) any change in contracts, assets, liabilities, financial condition or operating results of the Company from that reflected in the Financial Statements, except changes in the ordinary course of business that have not been, in the aggregate, materially adverse;

          (ii) any damage, destruction or loss, whether or not covered by insurance, materially and adversely affecting the business, properties, prospects, or financial condition of the Company, as such business is presently conducted and as it is proposed to be conducted.

          (iii) except as set forth on the Disclosure Schedule, any declaration, setting aside or payment or other distribution in respect to any of the Company's capital stock, or any direct or indirect redemption, purchase, or other acquisition of any of such stock by the Company;

          (iv) any material change in any compensation arrangement or agreement with any employee, officer, director or shareholder;

          (v) any sale, assignment or transfer of any patents, trademarks, copyrights, trade secrets or other intangible assets;

          (vi) any other event or condition of any character that might materially and adversely affect the business, properties, prospects or financial condition of the Company (as such business is presently conducted and as it is proposed to be conducted); or

          (vii) any arrangement or commitment by the Company to do any of the things described above in this Section.

     (j) Title to Property and Assets. The Company owns its property and assets free and clear of all mortgages, liens, loans, claims and encumbrances, except such encumbrances and liens which arise in the ordinary course of business and do not materially impair the Company's ownership or use of such property or assets. With respect to the property and assets it leases, the Company is in compliance with such leases and, to its knowledge, holds a valid leasehold interest free of any liens, claims or encumbrances.

     (k) Insurance. The Company has in full force and effect insurance policies customary for similarly situated companies in the same or similar business as the Company.

     (l) Taxes. All federal, state, local and foreign tax returns required to be filed by the Company have been filed, or if not yet filed have been granted, extensions of the filing dates, which extensions have not expired, and all taxes, assessments, fees, and other governmental charges upon the Company, or upon any of its properties, income or franchises, shown in such returns and on assessments received by the Company to be due and payable have been paid, or adequate reserves therefor have been set up and have been disclosed in the Company's financial statements. No such taxes are being contested.

                              Exhibit E - Pg. 4.

     (m) Brokers. The Company represents that no person, firm or corporation has or will have, as a result of any act or omission by it, any right, interest or valid claim against AT&T for any commission, fee or other compensation as a finder or broker, or in any similar capacity, in connection with the transactions contemplated by this Agreement.

     (n) Employees. To the Company's knowledge, there is no strike, labor dispute or union organization activities pending or threatened between it and its employees and none of the Company's employees belongs to any union or collective bargaining unit. The Company has complied in all material respects with all applicable state and federal equal opportunity and other laws related to employment. The Company is presently not aware that any officer or key employee, or that any group of key employees, intends to terminate their employment with the Company, nor does the Company have a present intention to terminate the employment of any of the foregoing.

     (o) Acquisitions. The Company has not engaged in the past six months in any substantive discussions (i) with any representative of any person or entity regarding the consolidation or merger of the Company with or into any such person or entity, (ii) with any person or entity regarding the sale, conveyance or disposition of all or substantially all of the assets of the Company or a transaction or series of related transactions in which more than 50 percent of the voting power of the Company would be disposed of or (iii) regarding any other form of acquisition, liquidation, dissolution or winding up of the Company.

     (p) Disclosure. None of the information provided to AT&T in connection with the transactions contemplated by this Agreement or the License Agreement, nor any representation or warranty of the Company contained in this Agreement and the exhibits and schedules attached hereto or any certificate furnished or to be furnished to AT&T at the Closing contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading in light of the circumstances under which they were made.

     2. Representations of AT&T. AT&T hereby represents and warrants to the Company as follows:

     (a) Investment. AT&T is acquiring the Shares only for its own account for investment purposes and not with a view to, or for sale in connection with, any distribution thereof, nor with any present intention of distributing or selling the same.

     (b) Authority. AT&T has full power and authority to enter into and to perform this Agreement in accordance with its terms. This Agreement has been duly executed and delivered on behalf of AT&T and is a valid and binding agreement enforceable against AT&T in accordance with its terms.

     (c) Experience. AT&T has reviewed the representations concerning the Company contained in this Agreement, has made a detailed inquiry concerning the Company, its business and its personnel; the officers of the Company have made available to AT&T any and all written information which it has requested and have answered to AT&T's satisfaction all inquiries made by AT&T and AT&T has sufficient knowledge and experience in investing in companies similar to the Company so as to be able to evaluate the risks and merits of its investment in the Company.

                              Exhibit E - Pg. 5.

     (d) Accredited Investor. AT&T is an "accredited investor" within the meaning of Regulation D promulgated under the Securities Act of 1933, as amended (the "Securities Act").

     (e) Legend. AT&T understands and agrees that (i) the Shares have not been registered under the Securities Act by reason of their issuance in a transaction exempt from the registration requirements of the Securities Act, (ii) the Shares must be held indefinitely unless a registration statement covering such shares is effective under the Securities Act or unless an exemption from registration under such Act is available, (iii) the Shares will bear a legend to that effect and (iv) the Company will make a notation on its transfer books to such effect.

     (f) Brokers. AT&T represents that no person, firm or corporation has or will have, as a result of any act or omission by it, any right, interest or valid claim against the Company for any commission, fee or other compensation as a finder or broker, or in any similar capacity, in connection with the transactions contemplated by this Agreement.

     3.  Closing Conditions.

     (a) Conditions to the Company's Obligations. The Company's obligation to issue and deliver the Shares to AT&T at the Closing is subject to the satisfaction by AT&T of the following conditions:

          (i) The Company and AT&T shall have executed the License Agreement;
and

          (ii) AT&T shall have executed the Lock-Up Agreement in the form attached as Exhibit E-1 hereto.

     (b) Conditions to AT&T's Obligations. AT&T's obligation to license the Technology to the Company and to purchase the Shares at the Closing is subject to the satisfaction by the Company of the following conditions:

          (i) The Company shall have obtained all consents or waivers, including, without limitation, required waivers of preemptive and first refusal rights with respect to the issuance of the Shares necessary to execute and deliver this Agreement, issue the Shares to carry out the transactions contemplated hereby and thereby, and all such consents and waivers shall be in full force and effect. All corporate and other action and governmental filings necessary to effectuate the terms of this Agreement, the Shares, and other agreements and instruments executed and delivered by the Company in connection herewith shall have been made or taken, except for any post-sale filings that may be required under federal and state securities laws, as to which filings the Company agrees to make promptly after such Closing;

          (ii) The Company, AT&T and the holders of the requisite number of shares of Registrable Stock (as defined in the Company's Fourth Amended and Restated Registration Rights Agreement) shall have executed the Second Amendment to the Company's Fourth Amended and Restated Registration Rights Agreement in the form Attached as Exhibit E-2 hereto;

          (iii) The Company and AT&T shall have executed the License Agreement; and

          (iv) The Company shall have performed and complied with all covenants, agreements, obligations and conditions contained in this Agreement and in the Agreements

                              Exhibit E - Pg. 6.

referenced herein that are required to be performed or complied with by it on or before the Closing.

          (v) On the Closing Date, AT&T shall have received from Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., counsel to the Company, an opinion in the form and substance reasonable satisfactory to AT&T and its counsel.

          (vi) AT&T shall have received copies of a certificate from the Secretary or any Assistant Secretary of the Company dated as of the date of the Closing certifying: (1) that attached thereto is a true and complete copy of the By-laws of the Company as in effect on the date of such certification; (2) that attached thereto is a true and complete copy of all resolutions and votes adopted by the Board of Directors of the Company authorizing the execution, delivery and performance of this Agreement, and the License Agreement and the transactions contemplated hereby and thereby and that all such votes are in full force and effect; (3) that attached thereto is a true and complete copy of the Certificate of Incorporation of the Company, certified as of a recent date by the Secretary of State of Delaware and is in effect on the date of such certification and that the Certificate of Incorporation has not been amended since the date of the certificate of the Secretary of State of Delaware; and (4) to the incumbency and specimen signature of each officer of the Company executed on behalf of the Company this Agreement and the License Agreement, the stock certificates representing the Shares and any certificate or instrument furnished pursuant in connection herewith and therewith, and a certification by another officer of the Company as to the incumbency and signature of the officer signing the certificate referred to in this clause.

     4.  General.

     (a) Notices. All notices, requests, demands and other communications provided for hereunder shall be in writing and sent by registered or certified mail, by any guaranteed overnight delivery service, or by facsimile transmission delivered to the applicable party in person or at the addresses indicated below:

  If to the Company:      SpeechWorks International, Inc.
                          695 Atlantic Avenue
                          Boston, MA 02111
                          Attn:  Stuart R. Patterson, President
                          Fax:  (617) 757-2211

  With copies to:         SpeechWorks International, Inc.
                          695 Atlantic Avenue
                          Boston, MA 02111
                          Attn:  Rick Olin, General Counsel
                          Fax: (617) 757-2211

  With copies to:         Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.
                          One Financial Center
                          Boston, Massachusetts  02111
                          Attn:  Steven P. Rosenthal, Esq.
                          Fax: (617) 542-2241

                              Exhibit E - Pg. 7.

  If to AT&T:             AT&T Corp.
                          180 Park Avenue
                          P.O. Box 971
                          Florham, NJ  07932-0000
                          Attn: Alan Schwartz
                          Fax:

  With copy to:           AT&T Corp.
                          295 North Maple Avenue
                          Basking Ridge, New Jersey 07920
                          Attention:  VP Law and Secretary
                          Telecopy:  (908) 221-6618

or as to each of the foregoing, at such other address as shall be designated by such person in a written notice to the other party complying as to delivery with the terms of this Section.

All notices, requests, consents and other communications hereunder shall be deemed to have been received (i) if by hand, at the time of delivery thereof to the receiving party at the address of such party set forth above or as so designated, (ii) if made by facsimile transmission, at the time that receipt thereof has been acknowledged by electronic confirmation or otherwise, (iii) if sent by overnight courier, on the next business day following the day such notice is delivered to the courier service, or (iv) if sent by registered or certified mail, on the fifth business day following the day such mailing is made.

     (b) Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

     (c) Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and AT&T. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

     (d) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall be one and the same document.

     (e) Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

     (f) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

                          [Signature page to follow]

                              Exhibit E - Pg. 8.

IN WITNESS WHEREOF, the parties have caused this Common Stock Purchase Agreement to be executed as of the date first written above.


                              SPEECHWORKS INTERNATIONAL, INC.


                              By:_____________________________________
                              Name:
                              Title:


                              AT&T CORP.


                              By:_____________________________________
                              Name:
                              Title:

                              Exhibit E - Pg. 9.

                       DISCLOSURE SCHEDULE TO AT&T COMMON

                            STOCK PURCHASE AGREEMENT

SECTION 2(b): CAPITALIZATION; STATUS OF CAPITAL STOCK. A complete list (dated as of 5/31/00) of stockholders, option holders, and warrant holders, and their respective holdings is attached.

SECTION 2(h): INTELLECTUAL PROPERTY. The Company has received a letter from Mason's a firm representing an entity that is the owner of the registered Trademark "Speechworks" in the United Kingdom. The Company has initiated negotiations with the owners; however, no assurance can be given at this time that an amicable resolution can be attained, in which case the Company will have to determine alternative branding for that territory.

SECTION 2(j)(iii): CHANGES.     The Company granted "SOAR" option grants to
employees in May, 2000, all of which are reflected on the attached Capitalization table.

Matters set forth under any one or more sections of this Disclosure Schedule or with respect to any particular reference to the Agreement are disclosed with respect to any other section of the Disclosure Schedule or any other reference to the Agreement if such matter is directly related to such other section or reference. Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Agreement. All section numbers of this Disclosure Schedule correspond to the relevant sections in the Agreement.

                              Exhibit E - Pg. 10.

                                  EXHIBIT E-1

                           FORM OF LOCK-UP AGREEMENT


Chase Securities Inc.
J. P. Morgan & Co.
U. S. Bancorp Piper Jaffray
As Representatives of the
  Several Underwriters
c/o Chase Securities Inc.
One Bush Street
San Francisco, California 94104

Ladies and Gentlemen:

     The undersigned is a shareholder of SpeechWorks International, Inc. (the "Company") and wishes to facilitate the public offering (the "Offering") of Common Stock of the Company ("Common Stock") pursuant to a Registration Statement on Form S-1 (the "Registration Statement"), transmitted for filing with the Securities and Exchange Commission on or about April 20, 2000.

     In consideration of the foregoing, and in order to induce you to act as underwriters in the Offering, the undersigned hereby irrevocably agrees that it will not, directly or indirectly, sell, offer, contract to sell, transfer the economic risk of ownership in, make any short sale, pledge or otherwise dispose of any shares of Common Stock or any securities convertible into or exchangeable or exercisable for or any other rights to purchase or acquire Common Stock, without the prior written consent of Chase Securities Inc. acting alone or of each of the Representatives of the Underwriters acting jointly, for a period of 180 days from the effective date of the Registration Statement.

     Notwithstanding the foregoing, if the undersigned is an individual, he or she may transfer any shares of Common Stock or securities convertible into or exchangeable or exercisable for the Company's Common Stock either during his or her lifetime or on death by will or intestacy to his or her immediate family or to a trust the beneficiaries of which are exclusively the undersigned and/or a member or members of his or her immediate family; provided, however, that prior to any such transfer each transferee shall execute an agreement, satisfactory to Chase Securities Inc., pursuant to which each transferee shall agree to receive and hold such shares of Common Stock, or securities convertible into or exchangeable or exercisable for the Common Stock, subject to the provisions hereof, and there shall be no further transfer except in accordance with the provisions hereof. For the purposes of this paragraph, "immediate family" shall mean spouse, lineal descendant, father, mother, brother or sister of the transferor.

     It is agreed and understood that nothing in this agreement shall prohibit the undersigned from (1) exercising any stock option granted as a direct or indirect result of any Company program (other than any form of "cashless" exercise generally available for such grants), provided that the resulting shares from stock exercise are not sold during the period of this agreement; (2) transferring Common Stock to the acquiring entity in the event the Company is consolidated with or acquired by another entity in a merger, tender offer or otherwise; (3) using any Common Stock or stock options as collateral for a loan;
(4) transferring Common Stock to any affiliate, as such term is defined in Rule 405 under the Securities Act of 1933; and (5) selling

                              Exhibit E-1 - Pg. 1.

any shares acquired in the open market, provided that such sale is an open market non-derivative sale in the open market pursuant to a brokers' transaction; provided that in the case of transfers under clauses (3) and (4) that prior to any such transfer each transferee shall execute an agreement, satisfactory to Chase Securities Inc., pursuant to which each transferee shall agree to receive and hold such shares of Common Stock, or securities convertible into or exchangeable or exercisable for the Common Stock, subject to the provisions hereof, and there shall be no further transfer except in accordance with the provisions hereof.

     If any shares held by a stockholder who is bound by a lock-up agreement with you in connection with the Offering (an "Investor") are released (the "Released Stockholder"), a number of shares held by each Investor shall be released equal to the product of the number of shares held by such Investor multiplied by a fraction, the numerator of which shall be equal to the number of shares held by the Released Stockholder that were released and the denominator of which shall be the total number of shares held by the Released Stockholders.

     The undersigned hereby waives any rights of the undersigned to sell shares of Common Stock or any other security issued by the Company pursuant to the Registration Statement, and acknowledges and agrees that for a period of 180 days from the effective date of the Registration Statement the undersigned has no right to require the Company to register under the Securities Act of 1933 such Common Stock or other securities issued by the Company and beneficially owned by the undersigned.

     The undersigned understands that the agreements of the undersigned are irrevocable and shall be binding upon the undersigned's heirs, legal representatives, successors and assigns. The undersigned agrees and consents to the entry of stop transfer instructions with the Company's transfer agent against the transfer of Common Stock or other securities of the Company held by the undersigned except in compliance with this agreement.


                                  Very truly yours,
                                  AT&T CORP.


Dated:  June 5, 2000              By:__________________________________
                                  Name:
                                  Title:


                              Exhibit E-1 - Pg. 2.

                                  EXHIBIT E-2

                                    FORM OF
                SECOND AMENDMENT TO FOURTH AMENDED AND RESTATED
                         REGISTRATION RIGHTS AGREEMENT

     THIS SECOND AMENDMENT, dated as of June 5, 2000 (the "Agreement"), to the Fourth Amended and Restated Registration Rights Agreement dated as of April 11, 2000 as amended by the First Amendment thereto dated May 16, 2000 (the "Registration Rights Agreement"), by and among SPEECHWORKS INTERNATIONAL, INC., a Delaware corporation (the "Company") and the stockholders of the Company named therein, is by and among the Company and AT&T Corp. (the "New Investor") and the persons named on the signature page hereto as Investors (collectively, the "Investors"). All other capitalized terms used herein and not otherwise defined have their respective meanings set forth in the Registration Rights Agreement.

     WHEREAS, the New Investor is acquiring this date 1,045,158 shares of the Common Stock, $0.001 par value per share (the "Shares"), of the Company pursuant to the terms of a certain Common Stock Purchase Agreement dated the date hereof (the "Purchase Agreement");

     WHEREAS, the Purchase Agreement contemplates in Section 5 thereof that the Registration Rights Agreement shall be amended to add the New Investor as a party to the Registration Rights Agreement; and

     WHEREAS, the Investors who are signatories hereto hold in the aggregate a sufficient number of shares of Registrable Stock to amend the Registration Rights Agreement in accordance with Section 14 thereof to add the New Investor as party thereto.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, the parties agree as follows:

     1. Amendment to Schedule RRA (Revised). From and after the date hereof, Schedule RRA (Revised) to the Registration Rights Agreement is deleted and replaced by Schedule RRA (2nd Revised), dated the date hereof and attached hereto and the term "Investors" as used therein and herein shall mean and refer to all the persons and entities identified on said Schedule RRA (2nd Revised).

     2. Amendment to Definition of "Registrable Stock". The definition of "Registrable Stock" set forth in Section 1 of the Registration Rights Agreement is hereby deleted and replaced by the following definition:

     "Registrable Stock" means (a) the Common Stock issued or issuable upon conversion of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock or Series E Preferred Stock, and owned of record by any Investor or an Affiliate of any Investor; (b) all Common Stock now or hereafter owned of record by any Investor which is acquired otherwise than upon conversion of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock or Series E Preferred Stock, so long as it is held by any Investor or an Affiliate of the Investor, (c) all the shares of Common Stock issued or issuable upon exercise of any warrant now or hereafter held by Lighthouse, (d) all the shares of Common Stock issued or issuable upon exercise of any warrant now or hereafter held

                              Exhibit E-2 - Pg. 1.

by InterVoice-Brite, Inc., (e) all Common Stock now or hereafter owned by the New Investor and (f) any other shares of Common Stock issued in respect of such shares by way of a stock dividend, or stock split or in connection with a combination of shares, recapitalization, merger or consolidation or reorganization, provided, however, that shares of Common Stock shall only be treated as Registrable Stock (i) if and so long as they have not been (x) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, or (y) sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under
Section 4(1) thereof so that all transfer restrictions and restrictive legends with respect to such Common Stock are removed upon the consummation of such sale.

     3. Continued Effect. As amended hereby, the Registration Rights Agreement is hereby ratified and confirmed and agreed to by all of the parties hereto and continues in full force and effect.

     4. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     5. Governing Law. This Agreement shall be governed by, and construed in accordance with the laws of the State of Delaware.

                           [Signature pages follow]


                              Exhibit E-2 - Pg. 2.

     IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to the Fourth Amended and Restated Registration Rights Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                              SPEECHWORKS INTERNATIONAL, INC.



                              By:_______________________________________
                                   Stuart Patterson, President and Chief
                                   Executive Officer


                              NEW INVESTOR:

                              AT&T CORP.


                              By:_________________________________________
                              Name:
                              Title:


                              INVESTORS:

                              IGATE VENTURES I, L.P.


                              By:_________________________________________
                              Name:
                              Title:


                              REUTERS HOLDINGS SWITZERLAND SA

                              By:_________________________________________
                              Name:
                              Title:

                              CITICORP STRATEGIC TECHNOLOGY CORP.

                              By:_________________________________________
                              Name:
                              Title:

                              Exhibit E-2 - Pg. 3.

                              GE CAPITAL EQUITY INVESTMENTS, INC.

                              By:_________________________________________
                              Name:
                              Title:

                              MCI WORLDCOM VENTURE FUND, INC.

                              By:_________________________________________
                              Name:
                              Title:

                              CHARLES RIVER PARTNERSHIP VII

                              By:_________________________________________
                              Name:
                              Title:

                              ATLAS VENTURE FUND II, L.P.

                              By: Atlas Venture Associates II, L.P., its
                                  general partner

                              By:_________________________________________
                              Name:
                              Title:

                              QUESTMARK PARTNERS, L.P.

                              By:_________________________________________
                              Name:
                              Title:

                              INTEL 64 FUND, LLC
                              By:  INTEL 64 FUND OPERATIONS, INC.,
                                   its Coordinating Member

                              By:_________________________________________
                              Name:
                              Title:

                              Exhibit E-2 - Pg. 4.

                              BANK OF AMERICA VENTURES

                              By:_________________________________________
                              Name:
                              Title:

                              BA VENTURE PARTNERS III

                              By:_________________________________________
                              Name:
                              Title:

                              RIGGS CAPITAL PARTNERS

                              By:_________________________________________
                              Name:
                              Title:

                              MINTZ LEVIN INVESTMENTS LLC

                              By:_________________________________________
                              Name:
                              Title:


                              ____________________________________________
                              Steven P. Rosenthal


                              ____________________________________________
                              Suzanne Abair and Kathleen MacDonald


                              ____________________________________________
                              Robert S. Fore


                              Exhibit E-2 - Pg. 5.

                              LEE CAPITAL HOLDINGS

                              By:_________________________________________
                              Name:
                              Title:

                              CITIZENS CAPITAL INCORPORATED

                              By:_________________________________________
                              Name:
                              Title:


                              ____________________________________________
                              JOSEPH MURPHY


                              DIGITAL BANDWIDTH LLC

                              By:_________________________________________
                              Name:  David B. Weinberg
                              Title: President


                              INTEL CORPORATION

                              By:_________________________________________
                              Name:
                              Title:


                              SAP AMERICA, INC.

                              By:_________________________________________
                              Name:
                              Title:


                              ____________________________________________
                              Paul Yovovich


                              ____________________________________________
                              Ralph Mor

                              Exhibit E-2 - Pg. 6.

                              ____________________________________________
                              Hedva Mor

                              ____________________________________________
                              Jeffrey Mor

                              ____________________________________________
                              Jean Guy Dahan

                              ____________________________________________
                              Naim Murad

                              ____________________________________________
                              John Meyrick

                              ____________________________________________
                              Brett Phaneuf

                              ____________________________________________
                              William J. O'Farrell

                              __________________________________________
                              Noreen D. O'Farrell

                              ____________________________________________
                              William Ledingham

                              ____________________________________________
                              William Haney

                              ____________________________________________
                              Anne G. Haney



                              Exhibit E-2 - Pg. 7.

                              LIGHTHOUSE CAPITAL PARTNERS, L.P.

                              By:  LIGHTHOUSE MANAGEMENT
                                   PARTNERS, L.P., its general partner

                              By:  LIGHTHOUSE CAPITAL
                                   PARTNERS, INC., its general partner

                              By:_________________________________________
                              Title:______________________________________

                              ____________________________________________
                              Mark Holthouse

                              ____________________________________________
                              Stephen Smith

                              ____________________________________________
                              Sol Lerner

                              ____________________________________________
                              Henry Lerner

                              ____________________________________________
                              Leonard Epstein

                              ____________________________________________
                              Bella Lerner

                              ____________________________________________
                              Miriam Epstein

                              ____________________________________________
                              Brian S. Eberman

                              ____________________________________________
                              Edward J. McCaffrey

                              ____________________________________________
                              Joyce V. McCaffrey

                              INTERVOICE-BRITE, INC.

                              By:_________________________________________
                              Name:
                              Title:

                              Exhibit E-2 - Pg. 8.

                          Schedule RRA (2nd Revised)
                                  June 5, 2000

Investors and Mailing Addresses:

AT&T Corp.
[     ]


iGate Ventures I, L.P.
1004 McKee Road
Oakdale, PA 15071

Counsel:

Buchanan Ingersoll Professional Corporation
One Oxford Centre, 20th Floor
301 Grant Street
Pittsburgh, PA  15219
Attn: James J. Barnes, Esq.
(412) 562-1415
(412) 562-1041 (Fax)

Reuters Holdings Switzerland SA
153 Route de Thonon
1245 Collogne-Bellerive
Switzerland
(with copies to: Reuters Limited
85 Fleet Street
London EC4P 4AJ
United Kingdom
Attention:  General Counsel)

Citicorp Strategic Technology Corp.
909 Third Avenue,
16th Floor, New York, NY 10043
Attention: William F. Carson

GE Capital Equity Investments, Inc.
120 Long Ridge Road, Stamford, CT 06927
Attention:  General Counsel

MCI WorldCom Venture Fund, Inc.
1801 Pennsylvania Avenue N.W.
6th Floor
Washington D.C. 20006

                              Exhibit E-2 - Pg. 9.

Mintz Levin Investments LLC
One Financial Center
Boston, MA  02111
Attention:  Steven P. Rosenthal, Esq.

Steven P. Rosenthal
40 Bartlett Street
Marblehead, MA  01945

Suzanne Abair & Kathleen MacDonald
16 Dartmouth Street
Boston, MA 02116

Atlas Venture Fund II, L.P.
222 Berkeley Street
Boston, MA 02116
Attention:  Axel Bichara

Charles River Partnership VII
1000 Winter Street
Suite 3300
Waltham, MA 02154
Attention:  Richard Burnes

Digital Bandwidth LLC
One First National Plaza
Suite 3140
Chicago, IL
Attention:  David B. Weinberg

Bank of America Ventures
950 Tower Lane, Suite 700
Foster City, CA  94404
Attention: Robert Obuch

BA Venture Partners III
950 Tower Lane, Suite 700
Foster City, CA  94404
Attention: Robert Obuch

Intel Corporation
5200 N.E. Elam Young Parkway
Hillsboro, OR  07123
Attention:  Ken Matthews


                              Exhibit E-2 - Pg. 10.

SAP America, Inc.
3999 WestChester Pike
Newton Square,  PA 19073
Attention:  Gary Fromer

QuestMark Partners, L.P.
One South Street, Suite 800
Baltimore, Maryland  21202
Attention: Tim Krongard

Riggs Capital Partners
800 17th Street, N.W.
Washington, DC  20006-3944
Attention:  Vicken  Dombalagian

Intel 64 Fund Operations, Inc.
2200 Mission College Blvd.
Santa Clara, CA  95052
Attn:  Portfolio Manager - M/S: RN6-46
With a copy to:
Intel Corporation
2200 Mission College Blvd.
Santa Clara, CA  95052
Attention:  General Counsel

Robert S. Fore
520 Georgetown Avenue
San Mateo, CA  94402

Edward J. McCaffrey
23 Warwick Road
Winnetka, IL  60093

Joyce V. McCaffrey
23 Warwick Road
Winnetka, IL  60093

Paul Yovovich
1007 Forest Avenue
Wilmete, IL  60091-1757

Ralph Mor
11 Brook Road
Sharon, MA  02067

Hedva Mor
Rechov Hatziporen
6-Aleph
Bet Shemesh, ISRAEL   99000

                              Exhibit E-2 - Pg. 11.

Jeffrey Mor
Rechov Hatziporen
6-Aleph
Bet Shemesh, ISRAEL  99000

Jean Guy Dahan
12 Colburne Crescent, Apt. #3
Brookline, MA  02146

Naim Murad
75 Glengarry #502
Town of Mount Royal, PQ
H3R 1A2
Canada

John Meyrick
22 Lotus Avenue
Scituate, MA  02066

Brett Phaneuf
380 Pine Street
Marshfield, MA  02050

William J. O'Farrell
76 Taber Avenue
Providence, RI  02906

Noreen D. O'Farrell
76 Taber Avenue
Providence, RI  02906

William Ledingham
15 Wingate Road
Wellesley, MA  02181

William Haney
61 Lincoln Road
Wayland, MA  01778

Anne G. Haney
61 Lincoln Road
Wayland, MA  01778
Lighthouse Capital Partners, L.P.
100 Drake's Landing, Suite 260
Greenbrae, CA  94904-3121

                              Exhibit E-2 - Pg. 12.

Mark Holthouse
163 Upland Road
Newtonville, MA  02160

Stephen Smith
5404 Spangler Avenue
Bethesda, MD 20816

Sol Lerner
10 Flintlock Road
Sharon, MA  02067

Henry Lerner
One Celler Road
Edison, NJ

Leonard Epstein
193 Cheswick Road
Brighton, MA  02135

Bella Lerner
One Celler Road
Edison, NJ

Miriam Epstein
193 Chiswick Road
Brighton, MA  02135

Brian S. Eberman
10 LaFayette Road
Newton,  MA 02162

Lee Capital Holdings, LLC
One International Place
Boston, MA  02110
Attn: Jonathan Lee

Citizens Capital Incorporated
28 State Street, 15th Floor
Boston, MA  02109
Attn: Robert Garrow

Joseph Murphy
40 Maynard Farm Road
Sudbury, MA  01776

Intervoice-Brite, Inc.
17811 Waterview Parkway
Dallas, TX  75252

                              Exhibit E-1 - Pg. 13.

                                   EXHIBIT F1

                           SPECIFIED AT&T COMPETITORS

[     ]

[     ]

[     ]

[     ]

[     ]

[     ]

[     ]

[     ]


                              Exhibit F-1 - Pg. 1.

                                   EXHIBIT F2

                       SPECIFIED SPEECHWORKS COMPETITORS

Lernout & Hauspie

Nuance

Philips Electronics

IBM

Lucent Speech Services Division of Lucent Technologies (excluding without limitation

Conversant and another hardware business division of Lucent Technologies)

Microsoft Corporation

Phonetic Systems

                              Exhibit F-2 - Pg. 1.

                                   EXHIBIT G

                                 Marketing Plan

                                                 AT&T Proprietary & Confidential
                                                 -------------------------------

                               AT&T Speech Funnel
                               ------------------
                              DATED:  MAY 12, 2000
                              --------------------

SUMMARY: This document represents AT&T Labs analysis to date of the projects within AT&T (and in some cases with AT&T customers) that may require Speech-enabled services over the next 1-6 years. This document is a work in progress, and will be updated by SpeechWorks and the AT&T Labs personnel managing the business interface with SpeechWorks from time to time. Upon execution of the Agreement, the SpeechWorks and AT&T representatives shall meet to discuss an action plan for initiating contacts with the various business units and customers, verifying the accuracy of the information contained herein, and identify a short list of projects and next steps associated with those projects. The action plan could include a "SpeechWorks Day" at AT&T where we invite targeted business units to a presentation by Labs and SpeechWorks and/or individual meetings scheduled with the appropriate individuals in the business units.

CONSUMER MARKET'S (CMD)

1)   HMIHY TRIAL WITH AT&T CUSTOMER SERVICE.  An application for AT&T Customer
     Service (ACS) to offer "HMIHY" [     ] ([     ]-[     ]% [     ]) [     ]
     based on customer response  (see 800-9GET-ATT).

2)   INNOVATION DEVELOPMENT CENTER (IDC)/ [     ].  The IDC has built a trial
     [    ] ([     ]), [     ]), [     ].  [     ].

3)   TOLL-FREE DIRECTORY SERVICE (1-800-555-1212).  [     ] a [     ] automated
     director service for [     ] ([     ]% [     ]).  FCC [     ]-- [     ].

4)   00 INFO/00 MINUS.  Use Speech to automate part or all of each directory
     assistance.  [     ]: (i) [     ], [     ], (ii) [     ], [     ]

5)   ONECOMM.  AT&T has a [     ].

6)   CALLING CARD SERVICES.  There are several services: (i) basic calling card,
     (ii) prepaid, (iii) 0+ calling.  card.  [     ]

7)   AT&T ANYWHO.  AT&T online directory (www.anywho.com), could benefit from
     [    ].

8)   CMD OPERATOR SERVICES.  [     ].  [     ].

WIRELESS

9)   AT&T WIRELESS.  AWS has [     ] initiatives: (i) [     ], (ii) [     ],
     (iii) [     ], [     ], and (iv) [     ].  AWS currently has [     ]
     subscribers using speech enabled services, [     ] ([     ]) [     ].
     [     ]. [     ] [    ]-[     ]% [     ]. [     ]. A driving factor in
     the rush to get recognition in to the platform is the prospect of legislation limiting mobile phone usage while driving. Current projects include:

                              Exhibit G - Pg. 1.

 .    OmniSky: OmniSky/Palm V-- CDPD Model allows for wireless data
     connectivity; [     ]; [     ], [     ], [     ]; [     ]

     .    Microsoft/BT: Announced in March a collaboration on wireless data
          software  [    ] ([     ]); [     ] ([     ]).

     .    NextGen [     ] Apps done by [     ]--[     ], [     ]

     .    [     ] Messaging [     ]: Internal trial of [     ].

     .    Directories:  Wireless has a relationship with [     ]; this is an
          opportunity for [     ]

INFOWORXS.  AT&T Call Center Services division, [     ]

10)  BMP. BMD's BMP to use ASR on InfoWorks to [     ]. Current plan is to
     use [     ]. [     ] there are talks underway to deploy [     ].

     Est. ports:   [     ] total opportunity
     Contacts:     [     ] ([     ]);  [     ]; [     ]
     Funding:      Funded through [     ] is [     ] $[     ];
     Platforms:    [     ], [     ]; date, [     ] number [     ] ([     ]);
                   App needs [     ]; [     ] is done with [     ]
     Status:       [     ] customers [     ], [     ], [     ], [     ],
                   [     ], [     ], etc.
     Partner Role: Need to position Partner [     ]
     Next Steps:   Explore funding [     ]

11)  VOICE DIALING WITH POST.  [     ] a speech driven application offering
     voice dialing [     ].

12)  ESCAPE PROJECT.  [     ] customers [     ]

NETWORK SERVICES

13)  NETWORK IPE PROJECT.  [     ] is currently taking bids for platform upgrade
     options to [     ]; looking for a deployment to [     ];  [     ] will be
     most economical Vendor for [     ].  However deployment of more complicated
     applications will require the use of an external box hanging off  LINKS.
     [     ]: (i) [     ], (ii) [     ], [     ] ([     ]), [     ].  [     ].

BUSINESS MARKETS (BMD)

14)  NETWORK BMD CALL PROMPTER.   AT&T 800 service currently uses [     ]
     channels of speech recognition for [     ].   Phase 1 is adding [     ]
     opens a new revenue stream and greater customer capabilities for [     ]
     or [     ].

15)  HMIHY TRIAL WITH PRUDENTIAL.   AT&T Labs is preparing a trial to use speech
     recognition [     ] to offer AT&T's "How May I Help You" service to
     [     ].

16)  BNSVC "HMIHY. .  Several [     ] customers have expressed interest in
     HMIHY.  Following [     ] could support getting their customers these new
     apps

          .    [     ] ([     ]) and [     ]
          .    [     ]
          .    [     ]
          .    [     ]
          .    [     ] ([     ])
          .    [     ]
          .    [     ]

                              Exhibit G - Pg. 2.

          .    [     ] ([     ])
          .    [     ]
          .    [     ]
               .    [     ] ([     ]) - [     ]
               .    [     ]
               .    [     ]
               .    [     ]

17)  AT&T SOLUTIONS.  Solutions has been working with several customer to offer
     [     ].  Customer list is similar to above.

18)  AT&T GLOBAL SOLUTIONS.  Solutions looking to launch a [     ] project; is
     working with an outside company [     ] to come up with an [     ]

19)  [   ] "HOW MAY I HELP YOU" APPLICATION. [     ] goal is to evolve to a
     "World Class Customer Service Organization". They want to provide service to [ ]. In 2000, they will receive approximately 98 million calls on their customer facing toll-free numbers. The Level of Service (percentage of calls answered to demand) is [ ]%. The [ ] is due, in part, to [ ]. Currently, they have [ ] ([ ]) instead of [ ]. A [ ] ([ ]) greets [ ] dialing one of several 800 numbers. Callers are routed through [ ] ([ ]) to a [ ] or a [ ] ([ ]) - [ ]. If the caller does not respond to [ ] ([ ] or [ ]), they are sent to a [ ]. [ ]. If these callers could be handled [ ], [ ]. In addition, [ ]. This results in a [ ]. Implementing the How May I Help You (HMIHY) service will [ ].

20)  [     ]"HOW MAY I HELP YOU" APPLICATION. [     ] has two very large [     ]
     ([     ] and [     ]) which provide [     ] customers the opportunity to
     order a [     ] and/or [     ].  These applications also allow [     ]
     customers to track [     ]. There are many other AT&T - [     ]
     Applications which would benefit in a similar fashion as the ones listed
     above, these include the [     ] - [     ] ([     ]) and [     ]
     ([     ]).  AT&T also recently [     ] ([     ]) which allows [     ]
     customers to order and [     ].  By providing this type of technology
     [     ] which supports a [     ], we are adding great value to a [    ]
     and thus opening the door for a multitude of [     ].

21)  [     ] HOW MAY I HELP YOU APPLICATION. [     ] uses a [     ] ([     ])
     for access to the [     ].   There are [     ] nationwide that [     ].
     Callers are currently [     ].  Approximately [     ]% of the calls are
     directed to [    ]. [     ] would like to offer additional automated
     services, but the current [    ] is very lengthy and complex and believe
     the [     ].

AT&T LABS

22)  PHONEMAIL.  Labs project that allows [     ].

23)  PHONEWEB.  AT&T Labs has developed an architecture known as Phone Web which
     permits customers to build "[     ]" ([     ]) [     ].  The Phone Web
     [     ], when combined with [     ] and [     ] that [     ].

AT&T WORLNET

24)  WORLDNET VOICEMAIL.   AT&T is working with WorldNet to offer a service
     allowing caller to [     ] and [     ].

25)  WORLDNET CUSTOMER CARE.

                              Exhibit G - Pg. 3.

AT&T BROADBAND SERVICES (ABS)
[     ]

OTHERS

26)  [     ].

27)  NET2PHONE.  AT&T-led consortium ([     ]) owns 39 percent voting stake in
     Net2Phone.  Rumor has it Net2Phone is working with SpeechWorks.  WorldNet
     has announced a promotion with Net2Phone [     ].

28) INTERACTIVE TELESIS . Specializes in voice response (IVR) services and deployment of speech recognition technologies. They announced a
     partnership with SWI on 4/17/00.  Target customers include: [     ]

29) EXCALIBUR The combination of AT&T's Digital Video Library (DVL) and Excalibur Screening Room(TM) enables users to search, browse and selectively retrieve video content online.. AT&T Labs will incorporate
     its industry-leading image and audio processing, along with its [     ],
     into Excalibur's Screening Room. As part of the agreement, the resulting new product will be available from Excalibur and AT&T as a completely outsourced solution for video asset management.

                              Exhibit G - Pg. 4.

                                   EXHIBIT H

                            Support and License Fees

Definitions: For purposes of this Exhibit H, the following terms shall have the following meaning:

"ASSESSABLE THIRD PARTY LICENSING FEES" means the amount of any per unit license fees paid by SpeechWorks for third party software licensed by SpeechWorks and embedded in or distributed with an applicable product. Assessable Third Party Licensing Fees excludes third party fees that are assessed as a percentage of revenues

I.   License fees for SpeechWorks Integrated Speech Products that include:
(i) Deployments using [    ] (e.g., "[    ]") Technology, (ii) [    ]
(i.e., [  ]) deployments using [    ], and/or (iii) [    ] or [    ]
deployments using [   ], in each case shall be the least of:

(a)  [     ]% of the[     ] price offered by SpeechWorks for any deployment of
     such product, plus Assessable Third Party Licensing Fees for such product, if any; and
(b)
(c)  the [     ] price offered by SpeechWorks for any deployment of such
     product; and
(d)
(c)  $[     ]/ [     ] for the 1st through the [     ] [     ]

     $[     ]/ [     ] for the [     ] through the [     ] [     ]

     $[     ]/ [     ] for the [     ] through the [     ] [     ]

     $[     ]/ [     ] after the [     ] [      ].

The number of [     ] shall be considered cumulatively for all AT&T Business
Units for each specific type of deployment described in (i) - (iii) above. For
example, all "[     ]" deployments by [     ] shall be considered in the
aggregate for the above chart; however, [     ] deployed for different
applications, e.g., [     ] deployments, shall NOT be aggregated with other type
of deployments. Further, each of the following shall apply to this Section I:

(i)  the foregoing aggregation shall reset on [     ] and on each [     ]
     anniversary thereof thereafter prior to the expiration of the initial five year term of the Agreement, provided that this reset shall not apply (i) if
     AT&T has made at least $[     ] dollars in payments for SpeechWorks Speech
     Software (including license fees, maintenance and professional services and
     other similar fees) in the previous [     ] period or  (ii) with respect to
     further deployments by the same [     ] of the [same application] (i.e.,
     each [     ] shall receive the benefit of the [     ] schedule for all
     [    ] deployments of the [     ]);

(ii) each purchase of [      ] shall be in a minimum amount equal to [     ]
     [      ] (i.e., this does not mean that a Business Unit must deploy at
     least [     ] [     ], only that for deployments less than [     ] [     ]
     each Business Unit must pay license fees for at least [     ] [     ] as
     per the above schedule); and

                              Exhibit H - Pg. 1.

(iii) in the event that any deployment uses more than one of the applications described in (i) through (iii) above, AT&T shall pay the applicable
      [     ] fees for each application.

II.  License fees for all other [     ] Products (other than [     ] Products
that include either (i) any of the applications described in Section I above or
(ii) [     ]) shall be the least of:

(i)   [     ]% of the [     ] price offered by SpeechWorks for any deployment of
      such product, plus Assessable Third Party Licensing Fees for such product, if any; and

(ii)  the [     ] price offered by SpeechWorks for any deployment of such
      product; and

(iii) [     ]% off of the amount computed after applying the discount schedule set forth below to SpeechWorks' standard license fees as of the Effective Date (SpeechWorks may amend its standard price list from time to time in the ordinary course of SpeechWorks' business, but shall not increase
      prices in the such list for AT&T deployments for at least [    ] from
      the Effective Date) for the applicable SpeechWorks Speech Software, or,
      expressed as formula: [     ] [    ]

      where S is SpeechWorks standard license fees as of the Effective Date as follows:

      - SpeechWorks Base ((Lesser than)[     ]):      $[  ]/ [  ]

      - SpeechWorks Extended ((Lesser than)[    ]):   $[  ]/ [  ]

      - SpeechWorks Pro ((Greater than)[     ]):      $[  ]/ [  ]

      Discount is the discount computed in accordance with the following schedule:

Cumulative Purchase Total  Discount (for cumulative purchases up to this level)

Less than (Lesser than)$[     ]                     [     ]%
$[     ] to $[     ]                                [     ]%
$[     ] to $[     ]                                [     ]%
$[     ]                                            [     ]%
$[     ] to $[     ]                                [     ]%
$[     ] to $[     ]                                [     ]%
$[     ] to $[     ]                                [     ]%
$[     ] to $[     ]                                [     ]%
$[     ] to $[     ]                                [     ]%
(Greater than)$[     ]                              [     ]%

                              Exhibit H - Pg. 2.

Cumulative purchase total dollar amounts for this Section II shall be computed in the aggregate for all payments (including license fees, maintenance, but excluding professional services) by AT&T Business Units to SpeechWorks during the term of this Agreement, provided that the above discount schedule shall be reset on [ ] and [ ] on each [ ] date thereof during the initial 5 year term of the Agreement.

III. LICENSE FEES FOR TTS FUNCTIONALITY IN ANY SPEECHWORKS INTEGRATED SPEECH PRODUCT shall be the lesser of:

(a) $[   ]/ [    ] until the [   ] following the Effective Date and $[   ]/[   ]
    thereafter, and

(b)  [   ]% off of SpeechWorks [   ] pricing for [   ] paid by [   ] entity.

For purposes of this Section III., [   ] shall be defined as a [   ]; the
number of ports shall be based on the [   ]. Cumulative purchases of [   ]
during the term of this Agreement

IV. SUPPORT FEES for SpeechWorks Integrated Speech Products licensed to AT&T Business Units shall be the lesser of:

(a)  [     ] by a [     ], and

(b)  Standard (M-F, business hours)    12% of net license fees (i.e. after
     applying all discounts, including AT&T discounts)

     Around the Clock [     ]% of net license fees (i.e. after applying all
     discounts, including AT&T discounts)

where "[     ]" means: license fees [     ], by the applicable AT&T Business
Unit for the SpeechWorks Speech Software for which the Support Services are provided.

V.  PROFESSIONAL SERVICES FEES are as follows:              Per Diem rates

Project Management                                           $ 2,500

Application Consulting                                       $ 2,000

Speech Scientist                                             $ 2,000

Speech User Interface Design                                 $ 1,500

Application Development                                      $ 1,500

Systems Integration                                          $ 1,500

Operations Support                                           $ 1,000

Installation Services                                        $ 1,000

                              Exhibit H - Pg. 3.

The foregoing professional services fees shall be fixed for the [     ] period
following the Effective Date, ending on [     ], and then shall be equal to
SpeechWorks' then-current fees.

Support Services on Professional Services              cost per year

- Standard (M-F, business hour)                        [     ]% of Application
                                                       Development Fee

- Around the Clock                                     [     ]% of Application
                                                       Development Fee

Note: When a particular order traverses a level (either a threshold on number of ports or a Payments threshold) on a schedule in this Exhibit H, the per port pricing shall be prorated so that one order may have different port pricing. All discounts expire upon the expiration of the initial five-year term of the Agreement.

                              Exhibit H - Pg. 4.

                                   EXHIBIT I

                         Minimum End User License Terms

                           Software License Agreement

THIS SOFTWARE LICENSE AGREEMENT, dated as of ________________, 2000 (the "Effective Date"), is by and between SPEECHWORKS INTERNATIONAL, INC., a Delaware corporation ("SWI"), with offices at 695 Atlantic Ave., Boston, MA 02111; and _____________________, a _________________ corporation ("Licensee"), with offices at ____________________, ________  __ _____.


                                  INTRODUCTION

A. SWI is the developer and owner of certain speech recognition technology and certain related software for automating telephone-based, network-based and internet-based transactions.

B. SWI has agreed to grant to the Licensee and the Licensee has agreed to accept from SWI a License (as hereafter defined) to use such software upon the terms and conditions set forth below.

     For and in consideration of, and conditioned on, the covenants stated herein, and for other good and valuable consideration, the receipt and sufficiency of which the parties hereby acknowledge, the parties hereby agree as follows:

                               TERMS OF AGREEMENT

SECTION 1   -- DEFINITIONS

     1.1 Defined Terms. In addition to the terms defined above and elsewhere in this Agreement, the following terms as used in this Agreement shall have the meanings set forth below:

          "Agreement" shall mean this Agreement, all attached exhibits, and any other documents made a part of hereof or incorporated by reference herein, including any written amendments hereto.

          "SWI Software" shall mean, collectively or individually, the software programs described in Exhibit I-1 attached hereto, in object code format, and including all corrections, modifications, enhancements and upgrades to such software which may be provided to Licensee by SWI hereunder pursuant to the terms of this Agreement or any separate license and/or support agreement entered into by the parties hereto.

          "Documentation" shall mean the operating manuals, including a description of the functions performed by the SWI Software, user instructions, technical literature and all other related materials in the English language, in both eye-readable and machine-readable, printable form, which may, from time to time, be supplied to Licensee by SWI to facilitate the use and application of the SWI Software.

          "License"  shall mean the license in the SWI Software granted in
          Section 2.1 of this Agreement.

                              Exhibit I - Pg. 1.

SECTION 2 -- GRANT OF RIGHTS

     2.1 Software License. Subject to the terms, conditions and restrictions set forth in this Agreement, SWI hereby grants, and Licensee hereby accepts, a non-exclusive, non-transferable, right and license to use the SWI Software.

     2.2 Documentation License. Subject to the terms, conditions and restrictions set forth in this Agreement, SWI hereby grants, and Licensee accepts, a non-exclusive license, to use the Documentation, and to copy the Documentation only for use by its employees or consultants.

     2.3 Term. The License granted to Licensee herein, and the other rights and obligations of the parties under this Agreement, shall commence on the Effective Date, and shall continue indefinitely unless terminated under the provisions of
Section 7 ("Termination") of this Agreement.

     2.4 Copies. Licensee may make a reasonable number of copies of the SWI Software for Licensee's internal back-up and archival purposes only, provided that all such copies shall bear the original and unmodified copyright, patent and other intellectual property markings as originally delivered by SWI.

     2.5 Restrictions; Acknowledgement of Proprietary Rights. Licensee acknowledges that SWI retains all right, title and interest in and to the original, and any copies, of the SWI Software and Documentation, and ownership of all patent, copyright, trade secret, trademarks and other intellectual property rights pertaining thereto, shall be and remain the sole property of SWI. Licensee shall not be an owner of any copies of, or have any interest in, the SWI Software or Documentation, but rather, is licensed, pursuant to and subject to the limitations in this Agreement, to use such copies. Without limiting the generality of the foregoing, Licensee receives no rights and agrees that it will not itself, or through any parent, subsidiary, affiliate, agent or other third party: (a) modify, port, translate, localize, or create derivative works of the SWI Software or upon any Confidential Information of SWI; (b) decompile, disassemble, reverse engineer or attempt to reconstruct, identify or discover any source code, underlying ideas, underlying user interface techniques or algorithms of the SWI Software by any means whatsoever, or disclose any of the foregoing; (c) sell, lease, license, sublicense, copy, market or distribute the SWI Software; (d) encumber or suffer to exist any lien or security interest on any SWI Software; (e) knowingly take any action that would cause any SWI Software to be placed in the public domain; and (f) use the SWI Software in any computer environment not specified in Exhibit I-1.

     2.6 Trademarks. Licensee acknowledges that SWI owns, and shall continue to own, all right, title and interest in the trademarks "DialogModules", "SpeechSite", "SpeechPortal", "SpeechWorks", "SpeechWorks Here", SWI's logos and the percolation noise that is part of the SWI Software and Licensee agrees that it will do nothing inconsistent with such ownership.

     2.7 Additional Terms and Conditions. The licenses and other rights granted pursuant to this Agreement shall be subject to the additional terms and conditions set forth in the Exhibits hereto.

SECTION 3-- CONSIDERATION; LICENSE SUPPORT AND MAINTENANCE

     3.1 License Fee. In consideration of the License granted in Section 2 ("Grant of Rights"), Licensee hereby agrees to pay to SWI the license fees, in the amounts and at the times specified in Exhibit I-1.

                              Exhibit I - Pg. 2.

     3.2 Taxes. Licensee shall pay or reimburse all federal, state and local taxes (exclusive of taxes on SWI's net income) and assessments arising on or measured by amounts payable to SWI under this Agreement, or furnish SWI with evidence acceptable to the taxing authority to sustain an exemption therefrom.

     3.3 License Support and Maintenance; Fees. Support and maintenance services shall be provided in accordance with the terms and conditions set forth in Exhibit I-2 hereto.

SECTION 4 -- CONFIDENTIAL INFORMATION

     4.1 Confidential Information. A party may from time to time disclose (the "Disclosing Party") to the other party (the "Receiving Party") certain Confidential Information (as hereinafter defined) of the Disclosing Party. Except as expressly permitted by this Agreement, for a period of five (5) years from the termination of this Agreement, the Receiving Party shall protect the Confidential Information of the Disclosing Party from unauthorized dissemination, using the same degree of care which the Receiving Party ordinarily uses with respect to its own proprietary information, but in no event with less than reasonable care. The Receiving Party shall not use the Confidential Information of the Disclosing Party for any purpose not expressly permitted by this Agreement, and shall limit the disclosure of the Confidential Information of the Disclosing Party to the employees or agents of the Receiving Party who have a need to know such Confidential Information for purposes of this Agreement, and who are, with respect to the Confidential Information of the Disclosing Party, bound in writing by confidentiality terms no less restrictive than those contained herein. The Receiving Party shall provide copies of such written agreements to the Disclosing Party upon request; provided, however, that such agreement copies shall themselves be deemed the Confidential Information of the Receiving Party. Notwithstanding the foregoing, Confidential Information may be disclosed if such disclosure is required by law or by the order or a court or similar judicial or administrative body; provided, however, that the Receiving Party shall notify the Disclosing Party of such requirement immediately and in writing, and shall cooperate reasonably with the Disclosing Party, at the Disclosing Party's expense, in the obtaining of a protective or similar order with respect thereto.

     4.2 Definition of Confidential Information. For purposes of this Agreement, the term "Confidential Information" shall mean (a) the SWI Software, in object and source code form, and any related technology, idea, algorithm or information contained therein, including without limitation any trade secrets related to any of the foregoing; (b) a party's product plans, designs, costs, prices and names; non-published financial information, marketing plans, business opportunities, personnel, research, development or know-how; (c) any information designated by the Disclosing party as confidential in writing or, if disclosed orally, designated as confidential at the time of disclosure and reduced to writing and designated as confidential in writing within thirty (30) days; and
(d) the terms and conditions of this Agreement; provided, however that "Confidential Information" will not include information that: (i) is or becomes generally known or available by publication, commercial use or otherwise through no fault of the receiving party; (ii) is known and has been reduced to tangible form by the receiving party at the time of disclosure and is not subject to restriction; (iii) is independently developed by the receiving party without use of the disclosing party's Confidential Information; (iv) is lawfully obtained from a third party who has the right to make such disclosure; or (v) is released for publication by the disclosing party in writing.

     4.3 Return of Confidential Information. The Receiving Party shall return to the Disclosing Party, destroy or erase all Confidential Information of the Disclosing Party in tangible form: (a) upon the written request of the Disclosing Party; or (b) upon the expiration or termination of this Agreement, whichever comes first, and in both cases, the Receiving Party shall certify promptly and in writing that it has done so.

                              Exhibit I - Pg. 3.

SECTION 5   -- LIMITED WARRANTY AND DISCLAIMER

     5.1 Warranty of Authority. SWI represents and warrants that it has the right and authority to grant to Licensee the rights and licenses set forth herein.

     5.2 Limited Warranty. Subject to the limitations and exceptions set forth in this Section 5.2 and in Section 6.3 ("Limitation of Liability; Licensee Indemnity"), SWI warrants for a period of thirty (30) days from the Effective Date that the SWI Software, and if properly installed by Licensee in accordance with SWI's published instructions, will substantially conform to the specifications in the Documentation and that the media on which the software is delivered will be free of defects. In the event of nonconformity of the SWI Software to such specification, Licensee shall promptly notify SWI and provide SWI with all available information in written or electronic form so that SWI can reproduce any such nonconformity. SWI's sole obligation is to undertake reasonable commercial efforts to correct a nonconformity so reported to SWI during the warranty period. SWI's SOLE LIABILITY AND LICENSEE'S EXCLUSIVE REMEDY WITH RESPECT TO BREACH OF THE FOREGOING LIMITED WARRANTY WILL BE LIMITED TO ERROR CORRECTION OR PRODUCT REPLACEMENT, OR IF NEITHER IS IN SWI'S OPINION IS COMMERCIALLY FEASIBLE, REFUND OF THE LICENSE FEE RECEIVED BY SWI FROM LICENSEE.

     5.3 DISCLAIMER. THE FORGOING PROVISIONS OF THIS SECTION 5 STATE SWI'S SOLE AND EXCLUSIVE WARRANTY AND SOLE AND EXCLUSIVE OBLIGATION TO LICENSEE FOR BREACH OF WARRANTY. EXCEPT FOR THE EXPRESS WARRANTIES STATED IN THIS SECTION 5, SWI MAKES NO ADDITIONAL WARRANTY, EXPRESS OF IMPLIED, STATUTORY OR OTHERWISE, AS TO ANY MATTER WHATSOEVER AND ALL WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NON-INFRINGEMENT OF THIRD PARTY RIGHTS ARE EXPRESSLY EXCLUDED.

SECTION 6  - INFRINGEMENT MATTERS; INDEMNITIES

     6.1 Indemnity. SWI agrees, at its own expense, to defend or, at its option, to settle, any claim or action brought against Licensee to the extent it is based on a claim that Licensee's use of the SWI Software in accordance with the scope of this Agreement infringes or violates any United States patent, United States copyright, trademark, or trade secret of a third party, and will indemnify and hold Licensee harmless from and against any damages, costs and fees reasonably incurred (including reasonable attorneys' fees) that are attributable to such claim or action and which are assessed against Licensee in a final judgment. Licensee agrees that SWI shall have the foregoing obligation only if Licensee provides SWI with: (a) prompt written notification of the claim or action; (b) sole control and authority over the defense or settlement thereof; and (c) all available information, assistance and authority to settle and/or defend any such claim or action.

     6.2 Limited Remedies. If any SWI Software becomes, or in the opinion of SWI is likely to become, the subject of an infringement claim or action, SWI may at its sole option: (a) procure, at no cost to Licensee, the right to continue using the SWI Software; (b) replace or modify the SWI Software to render it noninfringing, provided there is no material loss of functionality; or (c) if, in SWI's reasonable opinion, neither (a) nor (b) above are commercially feasible, terminate the license and refund the amounts Licensee paid for such SWI Software as depreciated on a straight-line sixty (60) month basis. Except as provided in Section 6.1 ("Indemnity"), the foregoing provisions of this
Section 6.2 state SWI's sole obligation and Licensee's exclusive remedy in the event any such claim or action is commenced or is likely to be commenced.

                              Exhibit I - Pg. 4.

     6.3 Limitation of Liability; Licensee Indemnity. SWI will have no liability under this Section 6 or the limited warranty provided for in Section
5.2 ("Limited Warranty") for any claim or action where: (a) such claim or action would have been avoided but for modifications of the SWI Software, or portions thereof, made after delivery to Licensee; (b) such claim or action would have been avoided but for the combination or use of the SWI Software, or portions thereof, with other products, processes or materials; (c) Licensee continues allegedly infringing activities after being notified thereof or after being informed of modifications that would have avoided the alleged infringement; or
(d) Licensee's use of the SWI Software is not strictly in accordance with the terms of this Agreement. Licensee agrees to indemnify and hold SWI harmless from and against all losses, damages and expenses, including reasonable attorney's fees, in connection with any claims brought against SWI and its officers, employees, agents or subcontractors arising as a result of any of the conditions described in clauses (a) through (d) above. SWI agrees that Licensee shall be released from the foregoing obligation unless SWI provides Licensee with: (i) prompt written notification of the claim or action; (ii) sole control and authority over the defense or settlement thereof; and (iii) all available information, assistance and authority to settle and/or defend any such claim or action.

     6.4 LIMITATION OF LIABILITY. SWI's total liability to Licensee and its officers, customers and employees for any claim arising under this Agreement, or otherwise arising from the transactions contemplated under this Agreement, regardless of the form of action (including, but not limited to actions for breach of contract, negligence, strict liability, rescission and breach of warranty) will not exceed the lesser of (a) the aggregate fees actually paid to SWI during the one (1) year period preceding such claim of damages, or (b) the actual damages sustained by Licensee.

     6.5 NO CONSEQUENTIAL DAMAGES. IN NO EVENT SHALL SWI BE LIABLE FOR ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, INCLUDING, BUT NOT LIMITED TO, LOSS OF REVENUES AND LOSS OF PROFITS, EVEN IF SWI HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

SECTION 7  -- TERMINATION

     7.1 Termination By Either Party. Either party may terminate this Agreement immediately upon giving notice in writing to the other party if such other party commits a material breach of this Agreement and shall have failed to cure such breach within thirty (30) days of receipt of a request in writing from the notifying party to do so; provided, however, that a breach by SWI of its obligations under Section 5 shall not be deemed to be a material breach but instead shall be subject to the exclusive remedies set forth in Section 6.2 ("Limited Remedies").

     7.2 Termination by SWI. SWI may terminate this Agreement immediately upon giving notice in writing to Licensee in the following circumstances (a) If Licensee fails to pay any sums due to SWI pursuant to the terms of this Agreement, or any other agreement between the parties, within thirty (30) days of the due date, whether or not demanded by SWI; (b) If Licensee infringes SWI's intellectual property or commits, or permits any third party to commit, any breach of confidentiality obligations owed to SWI; or (c) If Licensee files or has filed against it a petition in bankruptcy, has a receiver appointed to handle its assets or affairs or admits that it is insolvent or is otherwise unable to pay its debts as they mature.

                              Exhibit I - Pg. 5.

     7.3 Effect of Termination. Immediately upon the termination of this Agreement (whether pursuant to this Section 7 or for any other reason): (a) Licensee shall immediately cease use of the SWI Software (in any form, including partial copies in its possession or under its control), and, within ten (10) days of such termination, return all copies of the SWI Software to SWI, and certify in writing to SWI that no copies have been retained by it; and (b) any outstanding amounts due to SWI hereunder shall immediately become due and payable.

     7.4 Survival. Notwithstanding anything to the contrary in this Section 7, the provisions of Sections 3, 4, 5, 6, 7, and 8 shall survive termination of this Agreement.

SECTION 8   --  GENERAL TERMS

     8.1 Assignment. Licensee shall not be entitled to assign or otherwise transfer rights or obligations under this Agreement whether in whole or in part, except with the prior written consent of SWI.

     8.2 Force Majeure. Except for the obligation to make payments, nonperformance of either party shall be excused to the extent that performance is rendered impossible by strike, fire, flood, governmental acts or orders or restrictions, failure of suppliers, or any other reason where failure to perform is beyond the reasonable control of the nonperforming party.

     8.3 Notices. Any required notices hereunder shall be given in writing at the address of each party set forth above, or to such other in the manner contemplated herein, and shall be deemed served when delivered or, if delivery is not accomplished by reason or some fault of the addressee, when tendered.

     8.4 Relationship Between the Parties. In all matters relating to this Agreement, Licensee and SWI shall act as independent contractors. Except as may be otherwise expressly permitted hereunder, neither party will represent that it has any authority to assume or create any obligation, expressed or implied, on behalf of the other party, or to represent the other party as agent, employee, or in any other capacity. Neither party shall have any obligation, expressed or implied, except as expressly set forth herein.

     8.5 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts without giving effect to principles of conflicts of laws and Licensee hereby submits to the exclusive jurisdiction of the federal and state courts situated in said Commonwealth and the applicable service of process.

     8.6 Injunctive Relief. Licensee recognizes and acknowledges that any use or disclosure of the SWI Software; Documentation or SWI's Confidential Information by the Licensee in a manner inconsistent with the provisions of this Agreement may cause SWI irreparable damage for which remedies other than injunctive relief may be inadequate, and Licensee agrees that in any request by SWI to a court of competent jurisdiction for injunctive or other equitable relief seeking to restrain such use or disclosure, Licensee will not maintain that such remedy is not appropriate under the circumstances. The parties further agree that in the event such equitable relief is granted in the United States, they will not object to courts in other jurisdictions granting provisional remedies enforcing such United States judgments.

                              Exhibit I - Pg. 6.

     8.7 Export Controls; Government Use. Licensee agrees and certifies that neither the SWI Software, nor any other technical data received from SWI, nor the direct product thereof, will be exported or re-exported outside the United States except as authorized and as permitted by the laws and regulations of the United States. Any use of the SWI Software by the U.S. Government is conditioned upon the Government agreeing that the SWI Software is subject to Restricted Rights as provided under the provisions set forth in subdivision (c)(1)(ii) of Clause 252.227-7013 of the Defense Federal Acquisition Regulations Supplement, or the similar acquisition regulations of other applicable U.S. Government organizations.

     8.8 Entire Agreement; Headings; Counterparts. This Agreement constitutes the entire agreement and understanding between the parties with respect to the subject matter hereof, and supersedes all prior agreements, arrangements and undertakings between the parties. No addition to or modification of any provision of this Agreement shall be binding upon the parties unless made by a written instrument signed by a duly authorized representative of each of the parties. The headings to the sections of this Agreement are for ease of reference only and shall not affect the interpretation or construction of this Agreement. This Agreement may be executed in counterparts, each of which shall be deemed to be an original and all of which shall be deemed to be an original instrument.

     8.9 Publicity. Licensee agrees to cooperate with SWI in order to develop and distribute a mutually agreeable press release within fourteen (14) days of the Effective Date.

     8.10 Partial Invalidity; Waiver. If any provision of this Agreement or the application thereof to any party or circumstances shall be declared void, illegal or unenforceable, the remainder of this Agreement shall be valid and enforceable to the extent permitted by applicable law. In such event the parties shall use their best efforts to replace the invalid or unenforceable provision by a provision that, to the extent permitted by applicable law, achieves the purposes intended under the invalid or unenforceable provision. Any deviation by either party from the terms and conditions with applicable laws, rules and regulations shall not be considered a breach of this Agreement. No failure of either party to exercise any power or right given either party hereunder or to insist upon strict compliance by either party with its obligations hereunder, and no custom or practice of the parties at variance with the terms hereof shall constitute a waiver of either party's right to demand exact compliance with the terms hereof.

     In Witness Whereof, the parties have caused this Agreement to be executed by their respective duly authorized representative as an instrument under seal effective as of the Effective Date.

      _______________________________      SPEECHWORKS INTERNATIONAL, INC.

     By:                               By:
         ----------------------------      ----------------------------------
     Name:                                 Name: Richard J. Westelman
          ---------------------------
     Title:                                Title: Chief Financial Officer
          ---------------------------


     ATTACHED EXHIBITS:
     Exhibit I-1 - SWI Software, Fees, etc.
     Exhibit I-2 -Maintenance and Support Terms

                              Exhibit I - Pg. 7.

                                  EXHIBIT I-1

                            SWI Software; Fees; Etc.

SpeechWorks(R) [     ], Version 5.0 for [     ] Developer's Toolkit,
Serial Number SW______________
(see table below for description)


                                                          Recognition    System     FEE/PORT      LICENSE
PRODUCT NAME             PRODUCT DESCRIPTION                 Ports        Seats      OR SEAT       FEES
                                                        ---------------------------------------------------

SpeechWorks     Includes:
[   ] Version   . SpeechWorks Recognition Engine                1           N/A        $_____       $_____
5.0 with        . DialogModules: [   ]
Dialog Module
Bundle [   ]
-----------------------------------------------------------------------------------------------------------
SpeechWorks     Includes:                                      N/A           1         $[   ]       $[   ]
Tools Version   . Vocabulary Editor (allows developers
5.0               to generate and maintain large
                  vocabulary lists)
                . Grammar Specification and Tuning Tools
                  (allows developers to build custom
                  applications and tune their performance)
-----------------------------------------------------------------------------------------------------------
                                                                      TOTAL LICENSE FEES:    $___________

The term "recognition ports" shall mean the number telephone channels enabled with the software included in SpeechWorks Dialog Module Bundle C that is capable of either recognizing spoken words or performing "barge-in" for a discrete period of time. SWI acknowledges that telephone lines or ports can be configured with or without speech recognition dynamically, and as such, charges are based on the maximum number of simultaneous speech recognizers currently configured in the total system. The term "system seats" shall mean the number of end-users permitted to concurrently access and use, at the same time, the SpeechWorks Tools and Grammar Libraries.

     PAYMENT SCHEDULE:

     All license fees to be paid by Licensee under this Exhibit I-1 shall be due and payable prior to shipment of the software.

                             Exhibit I-1 - Pg. 1.

                                  EXHIBIT I-2

                         Maintenance and Support Terms

     Pursuant to Section 3.3 of the Agreement, SWI shall provide to ___________________ ("Customer") the Maintenance and Support Services described in this Exhibit. In the event of a conflict of terms with respect to Maintenance and Support Services between the Agreement and this Exhibit, the terms of this Exhibit shall govern.

SECTION 1  -- DEFINITIONS

     1.1 Defined Terms. Terms used and not otherwise defined in this Exhibit shall have the meanings set forth in the Agreement. In addition, the following terms as used in this Exhibit shall have the meanings set forth below:

     "Covered Software" shall mean the SWI Software and any Custom Software for which SWI is obligated to provide Maintenance and Support Services.

     "Custom Software" shall mean the specific computer programs developed (or to be developed) by SWI and described on Annex 2 to this Exhibit.

     "Custom Software Documentation" means the written description of the functions performed by the Custom Software, user instructions, and technical literature supplied to Customer by SWI to facilitate the use and application of the Custom Software.

     "Effective Date" shall have the meaning set forth on Annex 1 hereto.

     "Error" shall mean any failure of the SWI Software to conform in all material respects to Documentation or, in the case of Customer Software, the failure to conform to the Custom Software Documentation; provided, however, any nonconformity resulting from (a) Customer's misuse, improper use, alteration, or damage of any Covered Software, (b) Customer's failure to implement all Updates issued to Customer; or (c) combining or merging any Covered Software with any hardware or software not supplied or identified as compatible by SWI, shall not be considered an Error.

     "Exhibit" shall mean this Exhibit and Annex 1 and Annex 2 attached hereto, including any written amendments hereto or thereto.

     "Level 1 Error" shall mean an Error that reduces by fifty percent (50%) or more the service, operation or transaction processing capabilities of the Covered Software.

     "Level 2 Error" shall mean an Error, other than a Level 1 Error, that reduces by ten percent (10%) or more the service, operation or transaction processing capabilities of the Covered Software.

     "Level 3 Error" shall mean an Error that causes an operational problem with the Covered Software that is not a Level 2 or 3 Error.

                              Exhibit I-2 - Pg. 1.

     "Level 4 Error" shall mean any other Error that is not a Level 1, 2 or 3 Error including, without limitation, Documentation or administrative screen errors, such as typographical errors, screen format errors or syntax errors.

     "Maintenance and Support Services" shall mean the services described in
     Section 2 of this Exhibit subject to the exclusions set forth in Sections 4 and 7 of this Exhibit.

     "Support Plan" shall mean the maintenance option that Customer elects pursuant to Section 2.1 of this Exhibit.

     "Updates" means a release or version of the SWI Software containing functional enhancements, modifications, extensions, and/or Error corrections. The content and timing of all Updates shall be decided upon by SWI in its sole discretion and will generally include changes that correct defects as well as upgrade the SWI Software to the most current release or version of the SWI Software then being generally marketed by SWI.

SECTION 2  - MAINTENANCE AND SUPPORT SERVICES

     2.1 Election of Support Option. Customer hereby elects the Support Plan designated on Annex 1 hereto for the initial twelve-month period following the Effective Date. Such designation shall remain in effect for each subsequent twelve-month period that the provisions of this Exhibit are in effect (as provided in Section 6), unless Customer delivers a purchase order to SWI requesting a change in the Support Plan at least ninety (90) days prior to beginning of the twelve-month period in which Customer desires such change to take effect (or such shorter period as SWI may approve). The Support Plan that Customer selects shall apply to all Covered Software.

     2.2 Condition to SWI Obligations. Unless Customer has paid all fees set forth in Section 5 of this Exhibit in a timely manner, SWI shall have no obligation to provide to Customer the Maintenance and Support Services applicable under the Support Plan.

     2.3 Scope of Maintenance and Support Services. (a) The Maintenance and Support Services to be provided hereunder are intended only to correct Errors (subject to service level provisions of Section 2.8) and to provide Updates to the SWI Software. This Exhibit does not provide for enhancements, Updates, or new features or functionality for any Custom Software.

          (b) The Maintenance and Support Services may be purchased pursuant to this Exhibit for the SWI Software, or the SWI Software and Custom Software, as listed in Annex 1 to this Exhibit. If Maintenance and Support Services are not purchased for the Custom Software then the terms and conditions set forth herein applicable to the Custom Software for which no Maintenance and Support Services are purchased shall be inapplicable to Customer and this Exhibit shall be read and construed as if such terms were not included. Maintenance and Support Services may not be purchased for Custom Software alone.

     2.4 Maintenance. SWI shall provide Customer with (a) Updates, if any, and appropriate Documentation delivered electronically for installation by Customer and (b) periodic software bulletins providing additional documentation and provisional solutions to reported problems.

                              Exhibit I-2 - Pg. 2.

     2.5 Telephone Support. If Customer elects a Support Plan that includes telephone support services, then SWI shall provide telephone assistance to Customer with respect to the Covered Software in accordance with the response and error correction time targets set forth in Annex 1 attached hereto, such services to include (a) clarification of functions and features of the Covered Software, (b) clarification of Documentation or Customer Software Documentation pertaining to the Covered Software, (c) guidance in the operation of the Covered Software, and (d) Error verification, analysis and code corrections, as necessary, to cause the Covered Software to perform in accordance with the specifications set forth in the most current Documentation or Custom Software Documentation, as the case may be, as updated by SWI from time to time, to the extent possible (except for code corrections) by telephone.

     2.6 Annual Account Review. SWI shall provide Customer with one (1) day of free consulting at Customer's facility each year to review the status of the Covered Software, assess Customer's ongoing and future use of the Covered Software, solicit input from Customer on future development and direction of the Covered Software, and to make recommendations regarding Customer's use of the Covered Software.

     2.7 Classification of Errors. Upon identification of any Error, Customer shall notify SWI of such Error and provide SWI with enough information to locate and/or replicate the Error. SWI shall determine in its reasonable judgment the classification of such Error as either a Level 1, 2, 3 or 4 Error, provided, however, that if the Service Plan selected by Customer only provides for correction of Errors in the next major release of SWI Software, then no such classification shall be made.

     2.8 Service Level Objectives. SWI and Customer acknowledge the potentially idiosyncratic nature of any Error in the Covered Software. While the response times and target resolution times set forth in Annex 1 to this Exhibit constitute targeted goals of the Maintenance and Support Services, it is understood that SWI shall use all reasonable commercial efforts to attempt to resolve any problems within the target times specified in Annex 1 but that failure to meet these targeted times shall not constitute a failure to perform a material provision of this Exhibit.

     2.9 Place of Performance. The Maintenance and Support Services provided hereunder shall be performed by remote access unless SWI determines that on-site service at the Customer's site is required in which event Customer shall pay for the associated travel and accommodation expenses.

     2.10  Customer Obligations. Customer shall:

     (a) provide supervision, control and management of the use of the Covered Software. In addition, Customer shall implement procedures for the protection of information and the implementation of backup procedures in the event of Errors or malfunction of the Covered Software or equipment upon which the Covered Software is loaded or operating;

     (b) during normal business hours, provide SWI with reasonable access either telephonically or on a remote basis to Customer's personnel and equipment upon which the Covered Software is loaded or operating. This access shall include, when applicable, the ability to dial-in to equipment on which the Covered Software is operating. SWI will inform Customer of the specifications of the modem equipment needed, and Customer will be responsible for the costs and use of said equipment at the Customer's location;

     (c) document and promptly report all Errors or malfunctions of the Covered Software to SWI. Customer shall take all steps necessary to carry out procedures for the rectification of such Errors or malfunctions within a reasonable time after such procedures have been provided by SWI;

                              Exhibit I-2 - Pg. 3.

     (d)  maintain a current backup copy of all programs and data; and

     (e) properly train its personnel in the use and application of the Covered Software and the equipment on which the Covered Software is loaded or operating.

SWI is entitled to suspend Support Services under this Exhibit to the extent that Customer's failure to comply with this Section 2.10 increases the cost or difficulty of SWI providing such services.

     2.11 Additional Services. In the event Customer requests, and SWI, in its sole discretion, agrees to provide, materials or services for the Covered Software for problems encountered by Customer that are outside of the scope of the Maintenance and Support Services or that Customer desires to have resolved on a more expedited basis than Customer has contracted for under this Exhibit, SWI shall invoice Customer for SWI's time, materials used and travel expenses and any other reasonable expenses incurred by SWI in providing such materials and service. Customer shall pay SWI the full amount of any such invoice within thirty (30) days after receipt and interest shall accrue at the lesser of the highest lawful rate or one percent (1%) per month for any amounts not paid by the date due.

SECTION 3 -- ADDITIONS

     The annual fees for Maintenance and Support Services shall be adjusted to reflect any increases in Customer's license fee that are attributable to Customer's licensing, from time to time, additional software from SWI. Such adjustment shall be equal to the applicable percentage of the full purchase price of such additional software corresponding to the Support Plan selected by Customer under the purchase order for such Maintenance and Support Services. Additionally, notwithstanding anything herein to the contrary, the obligation of SWI to continue to provide Maintenance and Support Services to Customer after any such increase in the license fee shall be subject to payment of a fee equal to the difference between the Annual Maintenance Fee before and after such adjustment, prorated for the remaining term of the then current twelve (12) month term of this Exhibit, as measured from the date of such change.

SECTION 4 -- EXCLUSIONS

     4.1 Prior Software Versions. Maintenance and Support Services are provided with respect to versions of the SWI Software that, in accordance with SWI policy, are then being supported by SWI and, in any event, SWI shall only be obligated to support the then current production version of the SWI Software and to support the immediately prior release for a period of six (6) months after the release of the then current production version.

     4.2 Operating Environment. Insofar as the use of a certain release of the SWI Software requires the use of a particular release of system software (such as operating system, firmware or utilities) on the equipment specified in the Agreement, Customer shall be responsible for ensuring that the latter is used. Otherwise, SWI is entitled to suspend all Support Services under this Exhibit until the necessary system software is installed. Customer's obligation to pay any fees and charges hereunder up to the expiration of this Exhibit shall in no way be affected by such suspension.

                              Exhibit I-2 - Pg. 4.

SECTION 5  - CONSIDERATION

     5.1 Fees. Customer shall be invoiced by SWI at the beginning of each twelve-month period for which this Exhibit is in effect, the applicable annual fee for the Support Plan.

     5.2 Time of Payment. Except as otherwise provided in this Exhibit all amounts due SWI shall be paid within thirty (30) days of Customer's receipt of invoice from SWI.

SECTION 6  - TERM AND TERMINATION

     6.1 Term. The provisions of this Exhibit shall become effective on the Effective Date, shall remain in effect for an initial term of twelve (12) months, and shall thereafter automatically be renewed for successive twelve (12) month terms, unless either party gives the other notice at least ninety (90) days prior to the expiration of a twelve (12) month term that such renewal shall not occur, in which event the provisions of this Agreement shall expire at the end of such term, except as otherwise provided in this Exhibit. In no event, however, shall any obligation of SWI to provide Maintenance and Support Services extend beyond the termination or expiration of the Agreement or commence prior to the execution of the Agreement, unless otherwise agreed by the parties.

     6.2  Termination. The obligations of SWI and Customer under this Exhibit
(a) shall terminate immediately upon the termination of the Agreement or (b) may be terminated by either party immediately upon giving written notice to the other party if such other party commits a material breach of this Exhibit and shall have failed to cure such breach within thirty (30) days of receipt of a request in writing from the notifying party to do so; provided, however, that upon any termination under this Section 6.2 or otherwise, all earned and unpaid fees and other charges payable under this Exhibit shall become immediately due and payable.

     6.3 Survival of License. Termination of Maintenance and Support Services upon failure to renew will not affect the license of the SWI Software.

SECTION 7 -- OWNERSHIP AND WARRANTY DISCLAIMER

     7.1 Title. All Updates and other changes, improvements, bug fixes or other modifications to the SWI Software provided under this Exhibit shall be deemed to be included within the SWI Software and will be subject to the terms and conditions of the agreement pursuant to which such software was licensed.

     7.2 Limited Warranty of Performance and Exclusive Remedy SWI warrants that it shall use commercially reasonable efforts to provide effective Maintenance and Support Services while this Exhibit remains in effect. This warranty shall not apply to the Covered Software if such Covered Software has been modified by any party other than SWI or its third party contractors. In the event that SWI fails to provide Maintenance and Support Services according to the provisions of Section 2, SWI's only responsibility shall be to attempt diligently to remedy such failure through further Maintenance and Support Services. Customer acknowledges that Maintenance and Support Services can, under certain circumstances, result in damage to data. Customer will therefore ensure that all data are secured from such damage during the performance of Maintenance and Support Services. SWI shall not be responsible for any re-creation or reconstruction of data. The warranty under this Exhibit is made only to Customer and SWI shall have no liability to any third party with respect to the Covered Software as a result of such warranty. SWI shall have no obligation to Customer under the warranty, or otherwise, if an Error is the result of (a) Customer's failure to implement all Updates or modifications to the Covered Software; (b) changes to the operating system or environment which adversely affect the Covered Software; (c) any alterations of or additions to the Covered Software performed by parties other than SWI or not at the

                              Exhibit I-2 - Pg. 5.

direction of SWI; (d) interconnection or integration of the Covered Software with other software products not supported by SWI, or (e) use of the Covered Software on equipment other than the equipment for which such Covered Software was designed for use on. Under no circumstances does SWI warrant or represent that all Errors can or will be corrected.

     7.3 Limited Remedy. If defects which considerably impede the operation of the Covered Software supplied by SWI cannot be eliminated by SWI Maintenance and Support Services after repeated attempts, then Customer may cancel this Exhibit for the balance of the current annual period, upon thirty (30) days prior written notice to SWI, for the SWI Software or Customer Software or any applicable modules or portions thereof, which cannot be used

     7.4 DISCLAIMER. THE FOREGOING PROVISIONS OF SECTIONS 7.2 and 7.3 STATE SWI'S SOLE AND EXCLUSIVE WARRANTY TO CUSTOMER AND SOLE OBLIGATION TO CUSTOMER FOR BREACH OF WARRANTY, WITH RESPECT TO THIS EXHIBIT. EXCEPT FOR THE EXPRESS WARRANTIES STATED IN THIS SECTION, TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, NO ADDITIONAL WARRANTY, EXPRESS OR IMPLIED, STATUTORY OR OTHERWISE, AS TO THE CONDITION, QUALITY, COMPLETENESS, PERFORMANCE, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF THE MAINTENANCE AND SUPPORT SERVICES, ERROR CORRECTIONS, OR UPDATES, OR THE COMPREHENSIVENESS OF ANY DOCUMENTATION FURNISHED HEREUNDER IS GIVEN OR ASSUMED BY CUSTOMER AND ALL SUCH WARRANTIES, CONDITIONS, UNDERTAKING AND TERMS ARE HEREBY EXCLUDED.

                              Exhibit I-2 - Pg. 6.

                           ANNEX NO. 1 TO EXHIBIT I-2

                          Description of Support Plans

1.  SUPPORT PLAN SELECTED BY CUSTOMER FOR INITIAL YEAR: ___________________

2.  EFFECTIVE DATE: ________________________

3.  DESCRIPTION OF SUPPORT PLANS:

                                                                                            AROUND-THE-CLOCK SUPPORT
                                         BASIC SUPPORT PLAN      EXTENDED SUPPORT PLAN                PLAN
---------------------------------------------------------------------------------------------------------------------
Hours service is available:            9:00 a.m. to 5:00       8:30 a.m. to 5:30 p.m.      Twenty-four hours a day
                                       p.m. during business    during business days        seven days a week
                                       days                                                (including holidays)
---------------------------------------------------------------------------------------------------------------------
INITIAL RESPONSE                       Next major release of   4 hours                     4 hours
                                       the SWI Software.
                                       Level 4 errors in
                                       Custom Software shall
                                       only be corrected at
                                       SWI's discretion
---------------------------------------------------------------------------------------------------------------------
TARGET RESOLUTION: LEVEL 1 ERRORS      N/A                     2 business days             2 business days
---------------------------------------------------------------------------------------------------------------------
TARGET RESOLUTION: LEVEL 2 ERRORS      N/A                     5 business days             5 business days
---------------------------------------------------------------------------------------------------------------------
TARGET RESOLUTION: LEVEL 3 ERRORS      N/A                     20 business days            20 business days
---------------------------------------------------------------------------------------------------------------------
TARGET RESOLUTION: LEVEL 4 ERRORS      N/A                     Next major release of SWI   Next major release of SWI
                                                               Software.  Level 4 errors   Software.  Level 4 errors
                                                               in Custom Software shall    in Custom Software shall
                                                               only be corrected at        only be corrected at
                                                               SWI's discretion            SWI's discretion
---------------------------------------------------------------------------------------------------------------------
FEES (SWI SOFTWARE)                    [     ]% of Licensed    [     ]% of license fees    [     ]% of license fees
                                       Fees
---------------------------------------------------------------------------------------------------------------------
FEES (CUSTOM SOFTWARE)                 Basic support plan is   [     ]% of fixed           [     ]% of fixed
                                       not available for       development price           development price
                                       Custom Software
---------------------------------------------------------------------------------------------------------------------

     All Support Plans provide Customer with Updates to SWI Software as well as periodic software bulletins providing additional documentation and provisional solutions to reported problems. As used in the tables above, the term "business day" means Monday through Friday (excluding national holidays). All times are in Eastern Standard Time.

                              Exhibit I-2 - Pg. 7.

                           ANNEX NO. 2 TO EXHIBIT I-2

                         Description of Custom Software

          None

          Or

          [custom software may be described by referencing the professional services agreement it was created under, i.e.:

          Custom Software shall mean the applications described in the Statement(s) of Work attached to the Professional Services Agreement, dated _____, 20__, between SWI and Customer.

                              Exhibit I-2 - Pg. 8.

                                   EXHIBIT J

               FORM OF SOURCE CODE ESCROW AND LICENSE AGREEMENT

                        SPEECHWORKS INTERNATIONAL, INC.
                       MASTER PREFERRED ESCROW AGREEMENT

          This Agreement is effective June __, 2000 among DSI Technology Escrow Services, Inc. ("DSI"), SpeechWorks International, Inc. ("Depositor") and any additional party signing the Acceptance Form attached to this Agreement ("Preferred Beneficiary"), who collectively may be referred to in this Agreement as "the parties."

          A. Depositor and preferred Beneficiary have entered or will enter into a license agreement, development agreement, and/or other agreement (referred to in this Agreement as "the License Agreement") regarding certain proprietary technology of Depositor, pursuant to which Depositor will license to Preferred Beneficiary one or more of Depositor's products (referred to in this Agreement collectively as the "Product").

          B. Depositor desires to avoid disclosure of its proprietary technology except under certain limited circumstances.

          C. The availability of the proprietary technology of Depositor is critical to Preferred Beneficiary in the conduct of its business and, therefor, Preferred Beneficiary needs access to the proprietary technology under certain limited circumstances.

          D. Depositor and preferred Beneficiary desire to establish an escrow with DSI to provide for the retention, administration and controlled access of certain proprietary technology materials of Depositor.

          E. The parties desire this Agreement to be supplementary to the License Agreement pursuant to 11 United States [Bankruptcy] Code, Section 365
(n).

                                   ARTICLE 1

                                    DEPOSITS

     1.1 Obligation to Make Deposit. Upon the signing of this Agreement by the parties, including the signing of the Acceptance Form, Depositor shall deliver to DSI the proprietary technology and other materials ("Deposit Materials") required to be deposited by the License Agreement or, if the License Agreement does not identify the materials to be deposited with DSI, then such materials will be identified on an Exhibit J-1. If Exhibit J-1 is applicable, it is to be prepared and signed by Depositor and preferred Beneficiary. DSI shall have no obligation with respect to the preparation, signing or delivery of Exhibit J-1.

                              Exhibit J - Pg. 1.

     1.2 IDENTIFICATION OF TANGIBLE MEDIA. Prior to the delivery of the Deposit Materials to DSI, Depositor shall conspicuously label for identification each document, magnetic tape, disk, or other tangible media upon which the Deposit Materials are written or stored. Additionally, Depositor shall complete Exhibit J-2 to this Agreement by listing each such tangible media by the item label description, the type of media and the quantity. The Exhibit J-2 must be signed by Depositor and delivered to DSI with the Deposit Materials. Unless and until Depositor makes the initial deposit with DSI, DSI shall have no obligation with respect to this Agreement, except the obligation to notify the parties regarding the status of the deposit account as required in Section 2.2 below.

     1.3 DEPOSIT INSPECTION. When DSI receives the Deposit Materials and the Exhibit J-2, DSI will conduct a deposit inspection by visually matching the labeling of the tangible media containing the Deposit Materials to the item descriptions and quantity listed n the Exhibit J-2. In addition to the deposit inspection, Preferred Beneficiary may elect to cause a verification of the Deposit Materials in accordance with Section 1.6 below.

     1.4 ACCEPTANCE OF DEPOSIT. At completion of the deposit inspection, if DSI determines that the labeling of the tangible media matches the item descriptions and quantity on Exhibit J-2, DSI will date and sign the Exhibit J-2 and mail a copy thereof to Depositor and Preferred Beneficiary. If DSI determines that the labeling does not match the item descriptions or quantity on the Exhibit J-2, DSI will (a) note the discrepancies in writing on the Exhibit J-2; (b) date and sign the Exhibit J-2 with the exceptions noted; and (c) mail a copy of the Exhibit J-2 to Depositor and Preferred Beneficiary. DSI's acceptance of the deposit occurs upon the signing of the Exhibit J-2 by DSI. Delivery of the signed Exhibit J-2 to Preferred Beneficiary is Preferred Beneficiary's notice that the Deposit Materials have been received and accepted by DSI.

     1.5  DEPOSITOR'S REPRESENTATIONS.  Depositor represents as follows:

          (A) Depositor lawfully possesses all of the Deposit Materials deposited with DSI;

          (B) With respect to all of the Deposit Materials, Depositor has the right and authority to grant to DSI and Preferred Beneficiary the rights as provided in this Agreement;

          (C) The Deposit Materials are not subject to any lien or other similar encumbrance, other than any lien that Depositor may have granted in the proprietary technology that is embodied in the Deposit Materials;

          (D) The Deposit Materials consist of the proprietary technology and other materials identified either in the License Agreement or Exhibit J-1, as the case may be; and

          (E) The Deposit Materials are readable and useable in their current form or, if the Deposit Materials are encrypted, the decryption tools and decryption keys have also been deposited.

     1.6 VERIFICATION. Preferred Beneficiary shall have the right, at Preferred Beneficiary's expense, to cause a verification of any Deposit Materials. A verification

                              Exhibit J - Pg. 2.

determines, in different levels of detail, the accuracy, completeness, sufficiency and quality of the Deposit Materials. If a verification is elected after the Deposit Materials have been delivered to DSI, then only DSI, or at DSI's election an independent person or company selected and supervised by DSI and who has signed a confidentiality agreement with terms and conditions substantially similar to those set forth in Section 2.1, in which Depositor is named as a third party beneficiary, may perform the verification. Such verification may be requested once per Exhibit J-2, no later than thirty (30) days after delivery thereof to DSI by Depositor. Depositor may at its discretion designate a representative to be present at the verification.

     1.7 DEPOSIT UPDATES. Unless otherwise provided by the License Agreement, Depositor shall update the Deposit Materials within 60 days of each release of a new version of the Product to be delivered under the License Agreement. Such updates will be added to the existing deposit. All deposit updates shall be listed on a new Exhibit J-2 and the new Exhibit J-2 shall be signed by Depositor. Each Exhibit J-2 will be held and maintained separately within the escrow account. An independent record will be created which will document the activity for each Exhibit J-2. The processing of all deposit updates shall be in accordance with Sections 1.2 through 1.6 above. All references in this Agreement to the Deposit Materials shall include the initial Deposit Materials and any updates.

     1.8 REMOVAL OF DEPOSIT MATERIALS. The Deposit Materials may be removed and/or exchanged only on written instructions signed by Depositor and Preferred Beneficiary, or as otherwise provided in this Agreement.

                                   ARTICLE 2

                       CONFIDENTIALITY AND RECORD KEEPING

     2.1 CONFIDENTIALITY. DSI shall maintain the Deposit Materials in a secure, environmentally safe, locked facility which is accessible only to authorized representatives of DSI. DSI shall have the obligation to reasonably protect the confidentiality of the Deposit Materials. Except as provided in this Agreement. DSI shall not disclose, transfer, make available, or use the Deposit Materials. DSI shall not disclose the content of this Agreement to any third party. If DSI receives a subpoena or other order of a court or other judicial tribunal pertaining to the disclosure or release of the Deposit Materials, DSI will immediately notify the parties to this Agreement. It shall be the responsibility of Depositor and/or Preferred Beneficiary to challenge any such order; provided, however, that DSI does not waive its rights to present its position with respect to any such order. DSI will not be required to disobey any court or other judicial tribunal order. (See Section 7.5 below for notices of requested orders.)

     2.2. STATUS REPORTS. DSI will issue to Depositor and Preferred Beneficiary a report profiling the account history at least semi-annually. DSI may provide copies of the account history pertaining to this Agreement upon the request of any party to this Agreement.

     2.3 AUDIT RIGHTS. During the term of this Agreement, Depositor and preferred Beneficiary shall each have the right to inspect the written records of DSI pertaining to this Agreement. Any inspection shall be held during normal business hours and following reasonable prior notice.

                              Exhibit J - Pg. 3.

                                   ARTICLE 3

                             GRANT OF RIGHTS TO DSI

     3.1 TITLE TO MEDIA. Depositor hereby transfers to DSI the title to the media upon which the proprietary technology and materials are written or stored. However, this transfer does not include the ownership of the proprietary technology and materials contained on the media such as any copyright, trade secret, patent or other intellectual property rights.

     3.2 RIGHT TO MAKE COPIES. DSI shall have the right to make copies of the Deposit Materials as reasonably necessary to perform this Agreement. DSI shall copy all copyright, nondisclosure, and other proprietary notices and titles contained on the Deposit Materials onto any copies made by DSI. With all Deposit Materials submitted to DSI. Depositor shall provide any and all instructions as may be necessary to duplicate the Deposit Materials including but not limited to the hardware and/or software needed.

                                   ARTICLE 3

                               RELEASE OF DEPOSIT

     4.1 RELEASE CONDITION. As used in this Agreement, "Release Condition" shall mean the following:

          (a) The occurrence and continuance of a material breach by Depositor of its maintenance and support obligations under the License Agreement, which adversely affects core functionality of the Product licensed to Preferred Beneficiary under the License Agreement, and which remains uncured ninety (90) days after written notice thereof; or

          (b) Any rejection or termination of the License Agreement under Title II of the United States Code, as now constituted or hereafter amended (the "Bankruptcy Code"), or any other federal, or state bankruptcy, insolvency, receivership, or similar law; or

          (c) Depositor ceases doing business in the normal course for a continuous period of ninety (90) days.

     4.2 FILING FOR RELEASE. If Preferred Beneficiary believes in good faith that a Release Condition has occurred, Preferred Beneficiary may provide to DSI written notice of the occurrence of the Release Condition and a request for the release of the Deposit Materials. Upon receipt of such notice, DSI shall provide a copy of the notice to Depositor by commercial express mail.

     4.3 CONTRARY INSTRUCTIONS. From the date DSI mails the notice requesting release of the Deposit Materials, Depositor shall have twenty business days to deliver to DSI Contrary Instructions. "Contrary Instructions" shall mean the representation by Depositor that a Release Condition has not occurred or has been cured. Upon receipt of Contrary Instructions, DSI shall send a copy to Preferred Beneficiary by commercial express mail. Additionally, DSI shall notify both Depositor and Preferred Beneficiary that there is a dispute to be resolved pursuant to the Dispute Resolution section of this Agreement (Section 7.3). Subject to Section 5.2, DSI will

                              Exhibit J - Pg. 4.

continue in store the Deposit Materials without release pending (a) joint instructions from Depositor and Preferred Beneficiary; (b) resolution pursuant to the Dispute Resolution provisions; or (c) order of a court.

     4.4 RELEASE OF DEPOSIT., If DSI does not receive Contrary Instructions from the Depositor, DSI is authorized to release the Deposit Materials to the Preferred Beneficiary or, if more than one beneficiary is registered to the deposit, to release a copy of the Deposit Materials to the Preferred Beneficiary requesting release. However, DSI is entitled to receive any fees due DSI before making the release. Any copying expense in excess of $300 will be chargeable to Preferred Beneficiary. Upon any such release, the escrow arrangement will terminate as it relates to the Depositor and Preferred Beneficiary involved in the release.

     4.5 RIGHT TO USE AFTER RELEASE. Unless otherwise provided in the License Agreement, upon release of the Deposit Materials in accordance with this Article 4, Preferred Beneficiary shall have the right to use the Deposit Materials for the sole purpose of supporting licensed copies of the then current version of the Product that Preferred Beneficiary is contractually obligated to support, and not for the purpose of developing or distributing enhancements of the Product., Preferred Beneficiary shall be obligated to maintain the confidentiality of the released Deposit Materials.

                                   ARTICLE 5

                              TERM AND TERMINATION

     5.1 TERM OF AGREEMENT. The initial term of this Agreement is for a period of one year. Thereafter, this Agreement shall automatically renew from year-to-year unless (a) Depositor and Preferred Beneficiary jointly instruct DSI in writing that the Agreement is terminated; (b) Preferred Beneficiary instructs DSI in writing that the Agreement is terminated as it relates to Preferred Beneficiary; or (c) the Agreement is terminated by DSI for nonpayment in accordance with Section 5.2. If the Acceptance Form has been signed at a date later than this Agreement, the initial term of the Acceptance Form will be for one year with subsequent terms to be adjusted to match the anniversary date of this agreement. If the deposit materials are subject to another escrow agreement with DSI, DSI reserves the right, after the initial one year term, to adjust the anniversary date of this agreement to match the then prevailing anniversary date of such other escrow arrangement.

     5.2 TERMINATION FOR NONPAYMENT. In the event of the nonpayment of fees owed to DSI, DSI shall provide written notice of delinquency to the parties to this Agreement affected by such delinquency. Any such party shall have the right to make the payment to DSI to cure the default. If the past due payment is not received in full by DSI within one month of the date of such notice, then at any time thereafter DSI shall have the right to terminate this Agreement to the extent it relates to the delinquent party by sending written notice of termination to such affected parties. DSI shall have no obligation to take any action under this Agreement so long as any payment due to DSI remains unpaid.

     5.3 DISPOSITION OF DEPOSIT MATERIALS UPON TERMINATION. Upon termination of this Agreement, DSI shall destroy, return, or otherwise deliver the Deposit Materials in accordance

                              Exhibit J - Pg. 5.

with Depositor's instructions. If there are no instructions, DSI may, at its sole discretion, destroy the Deposit Materials or return them to Depositor. DSI shall have no obligation to return or destroy the Deposit Materials if the Deposit Materials are subject to another escrow agreement with DSI.

     5.4 SURVIVAL OF TERMS FOLLOWING TERMINATION. Upon termination of this Agreement, the following provisions of this Agreement shall survive:

          (a) Depositor's Representations (Section 1.5);

          (b) The obligations of confidentiality with respect to the Deposit Materials;

          (c) The rights granted in the sections entitled Right to Transfer Upon Release (Section 3.3) and Right to Use Following Release (Section 4.5), if a release of the Deposit Materials has occurred prior to termination;

          (d) The obligation of Preferred Beneficiary to pay DSI any fees and expenses due;

          (e)  The provisions of Article 7; and

          (f) Any provisions in this Agreement which specifically state they survive the termination or expiration of this Agreement.

                                   ARTICLE 6

                                   DSI'S FEES

     6.1  FEE SCHEDULE.  All fees and expenses charged by [     ]. [     ] shall
not be required to [     ] for any such fees, expenses or other charges billed
to [     ].  DSI is entitled to be paid its standard fees and expenses
applicable to the services provided.  DSI shall notify [     ], the party
responsible for payment of DSI's fees hereunder, at least 90 days prior to any increase in fees. For any service not listed on DSI's standard fee schedule, DSI will provide a quote prior to rendering the service, if requested.

     6.2 PAYMENT TERMS. DSI shall not be required to perform any service unless the payment for such service and any outstanding balances owed to DSI are paid in full. Fees are due upon receipt of a signed contract or receipt of the Deposit Materials whichever is earliest. If invoiced fees are not paid, DSI may terminate this Agreement in accordance with Section 5.2. Late fees on past due amounts shall accrue interest at the rate of one and one-half percent per on the (18% per annum) from the date of the invoice.

                                   ARTICLE 7

                             LIABILITY AND DISPUTES

     7.1 RIGHT TO RELY ON INSTRUCTIONS. DSI may act in reliance upon any instruction, instrument, or signature reasonably believed by DSI to be genuine. DSI may assume that any

                              Exhibit J - Pg. 6.

employee of a party to this Agreement who gives any written notice, request, or instruction has the authority to do so. DSI shall not be responsible for failure to act as a result of causes beyond the reasonable control of DSI.

     7.2 INDEMNIFICATION. DSI shall be responsible to perform its obligations under this Agreement and to act in a reasonable and prudent manner with regard to this escrow arrangement. Provided DSI has acted in the manner stated in the preceding sentence, Depositor and preferred Beneficiary each agree to indemnify, defend and hold harmless DSI from any and all claims, actions, damages, arbitration fees and expenses, costs, attorney's fees and other liabilities incurred by DSI relating in any way to this escrow arrangement.

     7.3 DISPUTE RESOLUTION. Any dispute relating to or arising from this Agreement shall be resolved by arbitration under the Commercial Rules of the American Arbitration Association. Unless otherwise agreed by Depositor and Preferred Beneficiary, arbitration will take place in Boston, Massachusetts, USA. Any court having jurisdiction over the matter may enter judgment on the award of the arbitrator(s). Service of a petition to confirm the arbitration award may be made by First Class mail or by commercial express mail, to the attorney for the party or, if unrepresented, to the party at the last known business address.

     7.4 CONTROLLING LAW. This Agreement is to be governed and construed in accordance with the laws of the Commonwealth of Massachusetts without regard to its conflict of law provisions.

     7.5 NOTICE OF REQUESTED ORDER. If any party intends to obtain an order from the arbitrator or any court of competent jurisdiction which may direct DSI to take, or refrain from taking any action, that party shall:

          (a) Give DSI at least two business days' prior notice of the hearing;

          (b) Include in any such order that, as a precondition to DSI's obligation, DSI be paid in full for any past due fees and be paid for the reasonable value of the services to be rendered pursuant to such order; and

          (c) Ensure that DSI not be required to deliver the original (as opposed to a copy) of the Deposit Materials if DSI may need to retain the original in its possession to fulfill any of its other escrow duties.

                                   ARTICLE 8

                               GENERAL PROVISIONS

     8.1 ENTIRE AGREEMENT. This Agreement, which includes the Acceptance Form and the Exhibits described herein, embodies the entire understanding among all of the parties with respect to its subject matter and supersedes all previous communications, representations or understandings, either oral or written. DSI is not a party to the License Agreement between Depositor and preferred Beneficiary and has no knowledge of any of the terms or provisions of any such License Agreement. DSI's only obligations to Depositor or Preferred Beneficiary are as set forth in this Agreement. No amendment or modification of this Agreement shall be valid

                              Exhibit J - Pg. 7.

or binding unless signed by all the parties hereto, except that Exhibit J-1 need not be signed by DSI, Exhibit J-2 need not be signed by preferred Beneficiary and the Acceptance Form need only be signed by the parties identified therein.

     8.2 NOTICES. All notices, invoices, payments, deposits and other documents and communications shall be given to the parties at the addresses specified in the attached Exhibit C and Acceptance Form. It shall e the responsibility of the parties to notify each other as provided in this Section in the event of a change of address. The parties shall have the right to rely on the last known address of the other parties. Unless otherwise provided in this Agreement, all documents and communications may be delivered by First Class mail.

     8.3 SEVERABILITY. In the event any provision of this Agreement is found to be invalid, voidable or unenforceable, the parties agree that unless it materially affects the entire intent and purpose of this agreement, such invalidity, voidability or unenforceability shall affect neither the validity of this agreement nor the remaining provisions herein, and the provision in question shall be deemed to be replaced with a valid and enforceable provision most closely reflecting the intent and purpose of the original provision.

     8.4 SUCCESSORS. This Agreement shall be binding upon and shall inure to the benefit of the successors and assigns of the parties. However, DSI shall have no obligation in performing this Agreement to recognize any successor or assign of Depositor or Preferred Beneficiary unless DSI receives clear, authoritative and conclusive written evidence of the change of parties.

     8.5 REGULATIONS. Depositor and Preferred Beneficiary are responsible for and warrant compliance with all applicable laws, rules and regulations, including but nor limited to customs laws, import, export, and re-export laws and government regulations of any country from or to which the Deposit Materials may be delivered in accordance with the provisions of this Agreement.

                              Exhibit J - Pg. 8.

SPEECHWORKS INTERNATIONAL, INC. DSI TECHNOLOGY ESCROW SERVICES, INC.

By:                                   By:
     -------------------------             ---------------------------
Name:                                 Name:
     -------------------------             ---------------------------
Title:                                Title:
     -------------------------             ---------------------------
Date:                                 Date:
     -------------------------             ---------------------------

                              Exhibit J - Pg. 9.

                             PREFERRED BENEFICIARY

                                ACCEPTANCE FORM

                                 Account Number

          Depositor, Preferred Beneficiary and DSI Technology Escrow Services, Inc. ("DSI"), hereby acknowledge that ______________________________ is the
Preferred Beneficiary referred to in the Master Preferred Escrow Agreement effective ______________, 20_____ with DSI as the escrow agent and SpeechWorks International, Inc. as the Depositor. Preferred Beneficiary hereby agrees to be bound by all provisions of such Agreement.

Depositor hereby enrolls Preferred Beneficiary to the following account(s):

Account Name                            Account Number

----------------------------------      ---------------------------------------

----------------------------------      ---------------------------------------

----------------------------------      ---------------------------------------


Notices and communications to Preferred   Invoices should be addressed to

Beneficiary should be addressed to:       Preferred Beneficiary at:


Company Name:
             ---------------------      ---------------------------------------
Address:
        --------------------------      ---------------------------------------

        --------------------------      ---------------------------------------

        --------------------------      ---------------------------------------

Designated Contact:                     Contact:
                   ---------------              -------------------------------
Telephone:
          ------------------------      ---------------------------------------
Facsimile:                              P.O. #, if required:
          ------------------------      ---------------------------------------

                                               SPEECHWORKS INTERNATIONAL, INC.
----------------------------------------

                              Exhibit J - Pg. 10.

Preferred Beneficiary

By:                                       By:
      ----------------------------              ------------------------------
Name:                                     Name:
      ----------------------------              ------------------------------
Title:                                    Title:
      ----------------------------              ------------------------------
Date:                                     Date:
      ----------------------------              ------------------------------


DSI Technology Escrow Services, Inc.

By:
      ----------------------------
Name:
      ----------------------------
Title:
      ----------------------------
Date:
      ----------------------------


                              Exhibit J - Pg. 11.

                                 EXHIBIT J-1

                          MATERIALS TO BE DEPOSITED

                     Account Number
                                    ----------------------

Depositor represents to Preferred Beneficiary that Deposit Materials delivered to DSI shall consist of the following:




SPEECHWORKS INTERNATIONAL, INC.
                                        ---------------------------------------
                                        Preferred Beneficiary

By:                                       By:
      ----------------------------              ------------------------------
Name:                                     Name:
      ----------------------------              ------------------------------
Title:                                    Title:
      ----------------------------              ------------------------------
Date:                                     Date:
      ----------------------------              ------------------------------

                             Exhibit J-1 - Pg. 1.

                                  EXHIBIT J-2

                        DESCRIPTION OF DEPOSIT MATERIALS

Depositor:     SPEECHWORKS INTERNATIONAL, INC.

Account Number:
               ---------------------------------------------------------------
Product Name:                                     Version
               ----------------------------------        ---------------------

(Product Name will appear on Account History report)

DEPOSIT MATERIAL DESCRIPTION:

Quantity    Media Type & Size            Label Description of Each Separate Item
                                         (Please use other side if additional space is needed)
__________  Disk 3.5" or _____

__________  DAT tape ____ mm

__________  CD-ROM

__________  Data cartridge tape ___

__________  TK 70 or ____ tape

__________  Magnetic tape ____

__________  Documentation

__________  Other __________________

PRODUCT DESCRIPTION
Operating System:
                  -------------------------------------------------------------
Hardware Platform:
                  -------------------------------------------------------------

DEPOSIT COPYING INFORMATION

Is the media encrypted: Yes/No   If yes, please include any passwords and the
decryption tools.

                             Exhibit J-2 - Pg. 1.

Encryption tool name:                             Version
                     ----------------------------        ----------------------

Hardware required:
                  -------------------------------------------------------------
Software required:
                  -------------------------------------------------------------

I certify for DEPOSITOR that the above   DSI has inspected and accepted the
described Deposit Materials have been    above materials (any exceptions are
transmitted to DSI:                      noted above):

Signature:                                Signature:
           --------------------------                --------------------------
Print Name:                               Print Name:
           --------------------------                --------------------------
Date:                                     Date Accepted:
           --------------------------                --------------------------
                                          Exhibit J-2#:
                                                     --------------------------

Send materials to: DSI, 9265 Sky Park Court, #202, San Diego, CA 92123
(858) 499-1600

                             Exhibit J-1 - Pg. 2.

                                  EXHIBIT J-3

                              DESIGNATED CONTACT

                      Account Number
                                    ---------------------

Notices and communications should be      Invoices should be addressed to
addressed to:                             Preferred Beneficiary at:

Company Name:  SpeechWorks
             ------------------------     ------------------------------------
               International, Inc.
             ------------------------     ------------------------------------
Address:   695 Atlantic Avenue
         ----------------------------     ------------------------------------
           Boston, MA  02111
         ----------------------------     ------------------------------------

         ----------------------------     ------------------------------------

Designated Contact: Corporate Counsel     Contact:
                    -----------------             ----------------------------
Telephone:  617-428-4444
          ---------------------------     ------------------------------------
Facsimile:   617-428-1122                 P.O. #, if required:
          ---------------------------                         ----------------

Requests to change the designated contact should be given in writing by the designated contact or an authorized employee.

Contracts, Deposit Materials and          Invoice inquiries and fee
notices to DSI should be addressed to:    remittances to DSI should be
                                          addressed to:

DSI                                       DSI

Contract Administration                   Accounts Receivable

Suite 202                                 Suite 1450

9265 Sky Park Court                       425 California Street

San Diego, CA  92123                      San Francisco, CA  94104

Telephone: (858) 499-1600                 (415) 398-7900

Facsimile:  (858) 694-1919                (415) 398-7914

Date:
     --------------------------------------------

                             Exhibit J-3 - Pg. 1.

                                   EXHIBIT K

                          Form of Joint Press Release

Kevin Compton, AT&T               Leah Lesser, SpeechWorks
650-463-7069                      617-428-4444
kcompton@att.com                  leah.lesser@speechworks.com
----------------                 ---------------------------

For Release Monday, June 12, 2000

AT&T, SPEECHWORKS PARTNER ON SPEECH-ENABLED SERVICES

SpeechWorks Solutions to Incorporate State-of-Art AT&T Labs Technologies
------------------------------------------------------------------------

     BASKING RIDGE, N.J. and BOSTON, MA. - AT&T and SpeechWorks International, Inc., today announced an agreement for SpeechWorks to develop products, using AT&T Labs' leading-edge speech-processing technologies, that the two parties will market to AT&T business units serving 80 million customers.

     The agreement pairs AT&T, with its long history of world-class speech research and related services, with SpeechWorks' development capabilities as a leading provider of speech-enabled products that today serve the customers of Apple Computer, Cellular One, E*Trade, Federal Express, Hewlett-Packard, United Airlines and other businesses. In return for a license to its technologies, AT&T receives a minority ownership stake in the privately-held SpeechWorks.

     AT&T and SpeechWorks will collaborate to deploy next-generation, speech-enabled services such as:

     -- AT&T "How May I Help You?SM" Service: a natural-language processing application that lets customers calling into a call center speak freely with an automated customer support application. Unlike applications that exist in the market today, "How May I Help You?" does not require users to speak pre-defined phrases to the application.

     -- Directory Assistance Using Large-Vocabulary Recognition: an application that enables automated directory assistance (e.g., retrieving name and number or email address) with over 100,000 entries. Current systems in the market do not allow as many entries, and so are not sufficient for the large-vocabulary applications AT&T requires in deploying such services.

                              Exhibit K - Pg. 1.

     -- Next-Generation Text-to-Speech Technology: a computer application that can generate nearly natural-sounding speech for services such as retrieving information from a database (e.g., restaurant names, driving directions), or for having email read over the phone automatically.

     "Working with a fast-moving partner like SpeechWorks allows us to take our technologies to market much more quickly," said Dave Nagel, AT&T Labs President and AT&T CTO. "We've identified a number of areas where we could benefit from speech-enabled solutions, including customer care operations, and mobile services for which speech will be a logical interface - especially when cellphones are the size of fountain pens. And with more cellphones being sold today than personal computers, we expect that speech could do for the wireless Web what the browser did for the Internet"

     SpeechWorks will receive support from AT&T Labs' expert researchers to provide enhancements to its products in the future, and AT&T will receive discounts on the support required to put those products to work in its business and consumer offerings.

     "AT&T's world-renowned speech technology gives us a competitive advantage in tying the phone to the Internet, and to customer care applications," said Stuart Patterson, CEO of SpeechWorks. "It will help us fundamentally improve and broaden the usefulness of the telephone."

About AT&T Labs
---------------

     AT&T's services are backed by the research and development capabilities of AT&T Labs, which is working to create the information services and communications network of tomorrow. AT&T Labs is a leader in the development of technologies and standards for audio, speech, video and image compression; electronic commerce and digital copyright management; search and directory services; speech processing and coding of all sorts; network architecture, design, engineering and operations; and other areas critical to the advancement of new broadband communications and Internet offerings. [List several key advances to speech technology from AT&T over the years?]

About SpeechWorks International, Inc.
-------------------------------------

     Headquartered in Boston with offices worldwide, SpeechWorks is a privately held corporation with financing from Bank of America Ventures, Citigroup's e-Citi Unit, GE Equity, Intel Corporation, MCI WorldCom Venture Fund, Reuters and SAP. Additional funding comes from venture capital firms including Atlas Venture, Charles River Ventures, iGate Ventures, The Intel64 Fund, QuestMark Partners and Riggs Capital. To experience the power of SpeechWorks, call toll-free: 1.888.SAY.DEMO. For additional information, call 617.428.4444 or visit http://www.speechworks.com.

                              Exhibit K - Pg. 2.